                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


   [X] Filed by the Registrant

   [ ] Filed by a party other than the Registrant


Check the appropriate box:

        [X] Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only [as permitted by
            Exchange Act Rule 14(a)-6(e)(2)]

        [ ] Definitive Proxy Statement

        [ ] Definitive Additional Material

        [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
                (Name of Registrant as Specified in Its Charter)

                                     0-16064
                            (Commission File Number)

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
                    (Name of Persons Filing Proxy Statement)

Payment of Filing Fee:

        [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
            14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.

        [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
            14a-6(i)(3).

        [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

            (1) Title of each class of securities to which transaction applies: LIMITED PARTNER INTERESTS (REGISTERED UNDER THE EXCHANGE ACT), AND GENERAL PARTNER INTERESTS (NOT REGISTERED UNDER THE EXCHANGE ACT)

            (2)   Aggregate number of securities to which transaction applies:
                  14,663 UNITS (REPRESENTING ALL OF THE LIMITED PARTNER INTERESTS, THE "UNITS"), AND ALL OF THE GENERAL PARTNER INTERESTS

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (including amount on which filing fee is calculated and how determined): $722.07 PER UNIT, AND $2,818,318 FOR THE GENERAL PARTNER INTERESTS, BASED UPON THE PROJECTED PARTNERSHIP NET CASH VALUE OF $13,406,072 (AFTER RETURN OF LIMITED PARTNERS' INITIAL CAPITAL CONTRIBUTION, 75% ATTRIBUTABLE TO THE UNITS, AND 25% ATTRIBUTABLE TO THE GENERAL PARTNER INTERESTS)

            (4)   Proposed maximum aggregate value of transaction: $13,406,072

            (5)   Total fee paid: $2,681.21

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

            (1)   Amount previously paid:

            (2)   Form, schedule or registration statement number:

            (3)   Filing party:

            (4)   Date filed:

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
                          1201 THIRD AVENUE, SUITE 3600
                            SEATTLE, WASHINGTON 98101


NOVEMBER 1, 1996


TO:      THE LIMITED PARTNERS OF NORTHLAND CABLE PROPERTIES FOUR LIMITED
         PARTNERSHIP

The accompanying Notice of Special Meeting and Proxy Statement contain an explanation relating to the proposed liquidation by Northland Cable Properties Four Limited Partnership (the "Partnership") of the cable television systems owned by the Partnership including the franchises and operating assets serving eight operating groups, including Flint/Tyler, New Caney, Whitewright, Hillsboro, Kaufman, Waterwood and Prairie View, Texas and Chowchilla, California as well as surrounding contiguous areas in these operating groups (the "Systems"), and the dissolution, winding up and liquidation of the Partnership.

The Proxy Statement describes a proposal whereby the Partnership would sell the undivided portion of the Systems that is attributable to the Limited Partners' collective interest in the Partnership (the "LPs' Interest") at a price which is based on a valuation of the Systems of $33,500,000. Such valuation, which is based on, but in excess of, the independently appraised fair market value of the Systems ($30,318,000), represents the General Partners' arbitrary determination of the fair market value of the Systems, and is not based on any formula or recognized valuation method. If approved, the sale transaction and resulting liquidation is anticipated to yield a cumulative total of approximately $2,184 per $1,000 investment to Limited Partners during the life of the Partnership (or approximately $1,092 per $500 unit of limited partnership interest). These estimates include prior cash distributions to date of $700 per $1,000 investment (or $350 per $500 unit of limited partnership interest). Because the transaction involves the acquisition of the Systems by an affiliate of the Managing General Partner of the Partnership, the General Partners have a conflict of interest in making this proposal.

If the proposal is approved, the Partnership will be authorized to enter into an agreement (the "Agreement") with Northland Communications Corporation, the Managing General Partner of the Partnership or its assigns ("Northland"), to (i) sell to Northland both the LPs' Interest and the undivided portion of the Systems that is attributable to the Administrative General Partner's interest in the Partnership (the "AGP's Interest"), and (ii) distribute in-kind to Northland the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership (the "MGP's Interest"). Net proceeds from the sale of the LPs' Interest and the AGP's Interest will be distributed solely to the Limited Partners and the Administrative General

Partner. Closing of the sale ("Closing") will be subject to certain terms and conditions, including the availability of sufficient debt financing to Northland. The Managing General Partner believes that such terms and conditions will be satisfied. If Closing does not occur within 180 days of the date of the Special Meeting called pursuant to the Notice of Special Meeting included elsewhere in this information package, the Agreement will be terminated without penalty. Following Closing, which is expected to occur in early January 1997, the Partnership will be dissolved.

At Closing, Northland will purchase the LPs' Interest and the AGP's Interest by
(i) making an initial payment to the Partnership equal to that amount which, after retiring Partnership liabilities attributable to the LPs' Interest and the AGP's Interest, will enable the Partnership to distribute to the Limited Partners $1,000 for every $1,000 invested, and (ii) delivering to the Partnership a promissory note (the "Note") in principal amount equal to the remaining balance of the aggregate purchase price for the LPs' Interest and the AGP's Interest.

The aggregate amount to be distributed to the Limited Partners, as a group, in connection with the acquisition of the Systems by Northland will be equal to the amount of cash that would be distributable to the Limited Partners collectively assuming the liquidation of the Partnership following the sale of the Systems to a third party, as of the date of Closing, for a gross cash purchase price equal to $33,500,000 (the "Gross Valuation"). Such amount will be determined in accordance with the Partnership Agreement. In determining the amount distributable to the Limited Partners collectively, the Gross Valuation generally will be (i) reduced by Partnership liabilities attributable to the Limited Partners' collective interest in the Systems and by the net value of the portion of the Systems attributable to the collective interests of the General Partners and (ii) increased by the Limited Partners' collective interest in any net Partnership assets other than the Systems.

Distributions to Limited Partners will be made in three installments. The initial distribution of $1,000 per $1,000 investment will be made within 30 days after the date of Closing. The General Partners believe that the initial distribution will occur in late January 1997. The balance of distributions to be made to the Limited Partners, anticipated to approximate a total of $484 per $1,000 investment, will be made as and when payments are made by Northland to the Partnership pursuant to the Note. The Note will have a two-year term, with two equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the Closing. The Note will bear interest at a per annum rate of six percent (6%), and will be subordinated to Northland's senior debt. Assuming that the Closing occurs in January 1997, distributions to the Limited Partners are expected to approximate $249 per $1,000 investment in January 1998, and $235 per $1,000 investment in January 1999. These payment estimates include both principal and interest. The principal amount of the Note will be subject to adjustment from time to time for the Limited Partners' and the Administrative General Partner's share of any post-Closing adjustments, claims, liquidation expenses and undisclosed liabilities for which the Partnership is liable.

Approval of the proposed transaction is subject to the affirmative vote of the holders of a majority of the outstanding units of limited partnership interest. Each Limited Partner is entitled to one vote for each unit held. Because Northland is not yet assured of financing for purchase of the LPs' Interest and the AGP's Interest, Northland will be under no obligation to consummate the purchase. No bids from independent third parties have been solicited by the General Partners to date. Although the Partnership obtained an independent appraisal of the value of the Systems, the Partnership has not sought or obtained a fairness opinion with respect to the terms of the proposed transaction. If the requisite approval of Limited Partners is not obtained, or if Limited Partners approve the proposed transaction but Closing does not occur for any reason, the Partnership will continue to conduct its operations as usual. If the requisite approval of Limited Partners is obtained and the Closing does not occur within the requisite period, the Systems will not be sold without again obtaining approval of the Limited Partners. The General Partners believe that the proposed transaction at a Gross Valuation of $33,500,000, which is based on, but in excess of, the appraised fair market value of the Systems, will enable Limited Partners to liquidate their investment at a favorable price.

A Special Meeting of the Limited Partners to vote on the proposed transaction will be held at the executive offices of Northland Communications Corporation, the Managing General Partner, at 1201 Third Avenue, Suite 3600, Seattle, Washington at 3:00 p.m., local time, on December 18, 1996. The Notice of Special Meeting and Proxy Statement are included with this letter.

YOUR VOTE IS IMPORTANT.

The accompanying Proxy Statement, which relates to the Special Meeting, provides you with a description of the proposed transaction. The General Partners urge you to review carefully the accompanying Proxy Statement, including the section entitled "Conflicts of Interest."

ALL LIMITED PARTNERS OF THE PARTNERSHIP, WHETHER OR NOT THEY INTEND TO ATTEND THE SPECIAL MEETING, ARE URGED TO VOTE BY COMPLETING THE ENCLOSED PROXY AND BY MAILING THE PROXY, PROPERLY EXECUTED, IN THE POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. A copy of the form of proxy is included as Exhibit A to the Proxy Statement, and should be retained for your records.

The General Partners recommend that you vote IN FAVOR of the proposed transaction.

If you have any questions or desire further information, you are encouraged to contact our Investor Relations Department or Richard I. Clark, Vice President/Treasurer of Northland, at (206) 621-1351.

                                   Very truly yours,

                                   NORTHLAND COMMUNICATIONS CORPORATION,
                                   Managing General Partner of the Partnership

                                   By __________________________________________
                                      John S. Whetzell, President

                  NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
             OF NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                          TO BE HELD DECEMBER 18, 1996

A Special Meeting of the Limited Partners of Northland Cable Properties Four Limited Partnership (the "Partnership") will be held at 1201 Third Avenue, Suite 3600, Seattle, Washington, at 3:00 p.m., local time, on December 18, 1996.

The purpose of the Special Meeting is to consider and vote upon the proposed liquidation by the Partnership of its cable television systems, including the franchises and operating assets serving eight operating groups including Flint/Tyler, New Caney, Whitewright, Hillsboro, Kaufman, Waterwood and Prairie View, Texas and Chowchilla, California, as well as surrounding contiguous areas in these operating groups (the "Systems"), and the dissolution, winding up and liquidation of the Partnership.

If the proposal is approved, the Partnership will be authorized to enter into an agreement (the "Agreement") with Northland Communications Corporation, the Managing General Partner of the Partnership or its assigns ("Northland"), to (i) sell to Northland the undivided portion of the Systems that is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership (the "LPs' Interest" and the "AGP's Interest," respectively) at a price which is based on a valuation of the Systems of $33,500,000, and (ii) distribute in-kind to Northland the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership (the "MGP's Interest"). Such $33,500,000 valuation, which is based on, but in excess of, the independently appraised fair market value of the Systems, represents the General Partners' arbitrary determination of the fair market value of the Systems, and is not based on any formula or recognized valuation method. Net proceeds from the sale of the LPs' Interest and the AGP's Interest will be distributed solely to the Limited Partners and the Administrative General Partner. If approved, the sale transaction and resulting liquidation is anticipated to yield a cumulative total of approximately $2,184 per $1,000 investment to Limited Partners during the life of the Partnership (or approximately $1,092 per $500 unit of limited partnership interest). These estimates include prior cash distributions to date of $700 per $1,000 investment (or $350 per $500 unit of limited partnership interest).

Closing of the sale and the in-kind distribution ("Closing") will be subject to certain terms and conditions, including the availability of sufficient debt financing to Northland. The Managing General Partner believes that such terms and conditions will be satisfied. If Closing does not occur within 180 days of the date of the Special Meeting, the Agreement will be terminated without penalty. Following Closing, which is expected to occur in early January 1997, the Partnership will be dissolved. Also in January 1997, the Partnership expects to make its initial distribution of sale proceeds to Limited Partners, in the amount of $1,000 per $1,000 investment.

Approval of the proposed transaction is subject to the affirmative vote of the holders of a majority of the outstanding units of limited partnership interest. Each Limited Partner is entitled to one vote for each unit held. Because Northland is not yet assured of financing for purchase of the LPs' Interest and the AGP's Interest, Northland will be under no obligation to consummate the purchase. No bids from independent third parties have been solicited by the General Partners to date. Although the Partnership obtained an independent appraisal of the value of the Systems, the Partnership has not sought or obtained a fairness opinion with respect to the terms of the proposed transaction. If the requisite approval of Limited Partners is not obtained, or if Limited Partners approve the proposed transaction but Closing does not occur within the requisite period, the Partnership will continue to conduct its operations as usual. If the requisite approval of Limited Partners is obtained and the Closing does not occur, the Systems will not be sold without again obtaining approval of the Limited Partners. The General Partners believe that the proposed transaction at a Gross Valuation of $33,500,000, which is based on, but in excess of, the appraised fair market value of the Systems, will enable Limited Partners to liquidate their investment at a favorable price.

Accordingly, the specific purpose of the meeting is to consider and vote upon the following, and to consider and transact such other business as may properly come before the meeting:

         The grant to the Managing General Partner of authority to sell the cable systems owned by the Partnership (the "Systems"), to dissolve and wind up the affairs of the Partnership, to distribute the proceeds of the liquidation and any remaining assets in accordance with the Partnership Agreement and the Proxy Materials, and to take any action deemed necessary or appropriate by it to accomplish the foregoing; together with an amendment to the Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Four Limited Partnership, as such amendment is set forth in Exhibit B to the Proxy Materials, to authorize the Partnership to enter into an agreement with Northland Communications Corporation or its assigns ("Northland") for the sale to Northland of the undivided portion of the Systems which is attributable to the Limited Partners' and Administrative General Partner's collective interest in the Partnership, and the distribution to Northland, in-kind, of the undivided portion of the Systems which is attributable to the Managing General Partner's interest in the Partnership, all on the terms and conditions described in the Proxy Materials; and all such other and future actions reasonably necessary to accomplish the foregoing.

Approval of Limited Partners for these matters is solicited by the General Partners and shall be given (or withheld) by Limited Partners in attendance in person at the Special Meeting to be held on December 18, 1996, or by execution and delivery of the enclosed proxy prior to the Special Meeting. Any Limited Partner who later finds that he or she can be present at the meeting, or who for any reason desires to do so, may revoke his or her proxy at any time before it is voted. The proposed transaction is subject to the approval of a majority in interest of the Limited Partners.

Only persons who are Limited Partners of record of the Partnership at the close of business on October 15, 1996 will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The Special Meeting may be adjourned by the Managing General Partner from time to time for any reason without notice except such notice as is conveyed at the meeting or adjournment thereof.

Your attention is directed to the accompanying Proxy Statement which contains further information with respect to the meeting and the proposed transaction. A form of proxy is enclosed. YOU ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PROXIES MUST BE RECEIVED ON OR BEFORE DECEMBER 18, 1996.

The General Partners recommend that you vote IN FAVOR of the proposed transaction.

                                 NORTHLAND CABLE PROPERTIES FOUR
                                 LIMITED PARTNERSHIP

                                 By: Northland Communications Corporation,
                                 Managing General Partner of the Partnership

                                 By ___________________________________________
                                    John S. Whetzell, President

Seattle, Washington
November 1, 1996

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
                                 PROXY STATEMENT

This Proxy Statement describes a proposal whereby Northland Cable Properties Four Limited Partnership (the "Partnership") would liquidate its cable television systems and other operating assets (the "Systems") at a valuation which is based on, but in excess of, the appraised fair market value of such Systems. The proposal, which is made jointly by Northland Communications Corporation, the Managing General Partner of the Partnership (the "Managing General Partner"), and FN Equities Joint Venture, the Administrative General Partner of the Partnership (the "Administrative General Partner"), includes the grant of authority to the Partnership to enter into an agreement (the "Agreement") with the Managing General Partner or its assigns ("Northland"), to
(i) sell to Northland the undivided portion of the Systems which is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership (the "LPs' Interest" and the "AGP's Interest," respectively), and (ii) distribute in-kind to Northland the undivided portion of the Systems which is attributable to the Managing General Partner's interest in the Partnership (the "MGP's Interest). See "Proposed Transaction."

The proposed transaction is subject to the approval of a majority in interest of the Limited Partners. As of October 15, 1996, the record date, there were 14,663 units of limited partnership interest outstanding, held by 1,028 Limited Partners of record. The Managing General Partner holds 20 of such units (representing 0.1% of the total), and intends to vote in favor of the proposal described herein. No affiliate of the General Partners holds units of limited partnership interest. The General Partners do not know the voting intentions of other unit holders. Units of limited partnership interest held and voted by the Managing General Partner will be included in determining whether the requisite approval has been obtained. If the proposal described herein is approved and closing of the transaction occurs, Northland will acquire the Systems from the Partnership and the Partnership will be dissolved. If the proposal is approved and Closing (defined below) does not occur within the requisite period, the Systems will not be sold without again obtaining approval of the Limited Partners.

This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Managing General Partner for use at the Special Meeting of Limited Partners to be held at 3:00 p.m. on December 18, 1996, at the offices of the Managing General Partner at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101, and at any adjournments thereof (the "Special Meeting"). Only Limited Partners of record as of October 15, 1996 will be entitled to vote at the meeting. This Proxy Statement is first being mailed to Limited Partners on November 1, 1996.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

A proxy that is properly executed and returned will be voted for or against the proposed transaction in accordance with the instructions on the proxy. In the absence of instructions on the proxy to the contrary, all interests of an executing Limited Partner will be voted in favor of the proposal described in this Proxy Statement. Any Limited Partner executing the proxy shall have the power to revoke it at any time prior to the voting thereof by delivering written notice of revocation to the Managing General Partner, by executing and delivering another proxy dated as of a later date, or by voting in person at the Special Meeting.

The General Partners recommend that Limited Partners vote IN FAVOR of the proposed transaction.

            LIMITED PARTNERS ARE URGED TO CAREFULLY REVIEW THIS PROXY
                  STATEMENT AND TO RETURN THEIR PROXY PROMPTLY.

                    ----------------------------------------

              The date of this Proxy Statement is November 1, 1996.

                                TABLE OF CONTENTS


Introduction......................................................................................................4
Special Factors...................................................................................................8
Summary Historical Financial Information.........................................................................11
Proposed Transaction.............................................................................................12
Certain Consequences Of The Transaction..........................................................................27
Certain Consequences Of Limited Partners' Determination Not To Sell..............................................30
Projected Cash Available From Liquidation........................................................................31
Projected Cash Available If Closing Occurs.......................................................................32
Management's Discussion And Analysis Of Financial Condition And Results Of Operations............................34
Federal Income Tax Consequences..................................................................................39
Conflicts Of Interest............................................................................................44
Certain Affiliates Of The Partnership............................................................................46
Plan Of Solicitation.............................................................................................52
Financial Statements.............................................................................................53

Exhibits:

         Form of Proxy..........................................................................................A-1
         Form of Amendment to Partnership Agreement.............................................................B-1
         Daniels Appraisal......................................................................................C-1

                                  INTRODUCTION

GENERAL

This Proxy Statement is being furnished to the Limited Partners of the Partnership by the Managing General Partner, whose principal executive offices are located at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101 and whose telephone number is (206) 621-1351. The principal executive offices and telephone number of the Partnership are the same. The Proxy Statement is to be used in connection with the solicitation of proxies for use at the Special Meeting.

The purpose of the Special Meeting is to consider and vote upon the proposed liquidation by the Partnership of its cable television systems, including the franchises and operating assets serving eight operating groups including Flint/Tyler, New Caney, Whitewright, Hillsboro, Kaufman, Waterwood and Prairie View, Texas and Chowchilla, California, as well as surrounding contiguous areas in these operating groups (the "Systems"), and the dissolution, winding up and liquidation of the Partnership.

If the proposal is approved, the Partnership will be authorized to enter into an agreement (the "Agreement") with Northland Communications Corporation, the Managing General Partner of the Partnership or its assigns ("Northland"), to (i) sell to Northland the undivided portion of the Systems that is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership (the "LPs' Interest" and the "AGP's Interest," respectively) at a price which is based on a valuation of the Systems of $33,500,000, and (ii) distribute in-kind to Northland the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership (the "MGP's Interest"). Such $33,500,000 valuation, which is based on, but in excess of, the independently appraised fair market value of the Systems, represents the General Partners' arbitrary determination of the fair market value of the Systems ($30,318,000) and is not based on any formula or recognized valuation method. Net proceeds from the sale of the LPs' Interest and the AGP's Interest will be distributed solely to the Limited Partners and the Administrative General Partner. If approved, the sale transaction and resulting liquidation is anticipated to yield a cumulative total of approximately $2,184 per $1,000 investment to Limited Partners during the life of the Partnership (or approximately $1,092 per $500 unit of limited partnership interest). These estimates include prior cash distributions to date of $700 per $1,000 investment (or $350 per $500 unit of limited partnership interest).

Closing of the sale and the in-kind distribution ("Closing") will be subject to certain terms and conditions, including the availability of sufficient debt financing to Northland. The Managing General Partner believes that such terms and conditions will be satisfied. If Closing does not occur within 180 days of the date of the Special Meeting, the Agreement will be terminated without penalty. Following Closing, which is expected to occur in early January 1997, the Partnership will be dissolved. Also in January 1997, the Partnership expects to make its initial distribution of sale proceeds to Limited Partners, in the amount of $1,000 per $1,000 investment.

In June 1996, the Systems were appraised by Daniels & Associates, an internationally-recognized expert in the appraisal of cable television systems, at an aggregate valuation of $30,318,000 (the "Appraised Value"). For purposes of the proposed transaction, the General Partners have valued the Systems at $33,500,000, which exceeds their appraised fair market value. At Closing, Northland will purchase the LPs' Interest and the AGP's Interest by (i) making an initial payment to the Partnership equal to that amount which, after retiring Partnership liabilities, will enable the Partnership to distribute to the Limited Partners an amount equal to $1,000 for every $1,000 invested, and (ii) delivering to the Partnership a promissory note (the "Note") in principal amount equal to the remaining balance of the aggregate purchase price for the LPs' Interest and the AGP's Interest.

The aggregate amount to be distributed to the Limited Partners, as a group, in connection with the acquisition of the Systems by Northland will be equal to the amount of cash that would be distributable to the Limited Partners collectively assuming the liquidation of the Partnership following the sale of the Systems to a third party, as of the date of Closing, for a gross cash purchase price equal to $33,500,000 (the "Gross Valuation"). Such amount will be determined in accordance with the Partnership Agreement. In determining the amount distributable to the Limited Partners collectively, the Gross Valuation generally will be (i) reduced by Partnership liabilities attributable to the Limited Partners' collective interest in the Systems and by the net value of the portion of the Systems attributable to the collective interests of the General Partners and (ii) increased by the Limited Partners' collective interest in any net Partnership assets other than the Systems. If approved, the transaction is anticipated to yield a total of approximately $2,184 per $1,000 investment to Limited Partners during the life of the Partnership (or approximately $1,092 per $500 unit of limited partnership interest). These estimates include prior cash distributions to date of $700 per $1,000 investment (or $350 per $500 unit of limited partnership interest).

Distributions to Limited Partners will be made in three installments. The initial distribution of $1,000 per $1,000 investment will be made within 30 days after the date of Closing. The General Partners believe that the initial distribution will occur in late January 1997. The balance of distributions to be made to the Limited Partners, anticipated to approximate a total of $484 per $1,000 investment, will be made as and when payments are made by Northland to the Partnership pursuant to the Note. The Note will have a two-year term, with two equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the Closing. The Note will bear interest at a per annum rate of six percent (6%), and will be subordinated to Northland's senior debt. Assuming that the Closing occurs in January 1997, distributions to the Limited Partners are expected to approximate $249 per $1,000 investment in January 1998, and $235 per $1,000 investment in January 1999. These payment estimates include both principal and interest. The principal amount of the Note will be subject to adjustment from time to time for the Limited Partners' and the Administrative General Partner's share of any post-Closing adjustments, claims, liquidation expenses and undisclosed liabilities for which the Partnership is liable.

The proposed transaction is subject to the approval of a majority in interest of Limited Partners. Units of limited partnership interest held and voted by the Managing General Partner will be included in determining whether the requisite approval has been obtained. Although Northland presently intends to consummate the proposed transaction, if approved, it will be under no obligation to do so. If Limited Partners approve the proposed transaction and Closing does not occur within the requisite period, or if the requisite approval of Limited Partners is not obtained, the Partnership will continue to conduct its operations as usual.

VOTING AT THE SPECIAL MEETING

The Managing General Partner and the Administrative General Partner (the "General Partners") have determined that Limited Partners of record as of the close of business on October 15, 1996 are entitled to notice of and to vote at the Special Meeting. Each Limited Partner is entitled to one vote for each limited partnership unit held. Under the terms of the Certificate and Agreement of Limited Partnership of the Partnership, as amended (the "Partnership Agreement"), the affirmative vote of Limited Partners holding a majority of the outstanding units is required to approve the proposed transaction. There currently is no established market in which the units are being traded.

A proxy that is properly completed and returned in time for voting with the choice specified thereon will be voted in accordance with the specification. If an executed proxy is returned without a specification having been made, such proxy will be voted at the Special Meeting in favor of the proposed transaction and the amendment to the Partnership Agreement authorizing the proposed acquisition of the Systems by Northland. Limited Partners may revoke their proxies at any time prior to voting by delivering to the Managing General Partner either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting, by itself, will not revoke a proxy.

CONFLICTS OF INTEREST

There are no contracts, arrangements, understandings or relationships between the General Partners or their affiliates and any Limited Partner regarding the voting of proxies at the Special Meeting.

The General Partners and their affiliates have faced and will continue to face substantial conflicts of interest in connection with the proposed transaction. The conflicts of interest arise out of the relationship of the General Partners with the Partnership and the proposed agreement with Northland to liquidate the Systems. For example, assuming that the requisite approval of Limited Partners is obtained, Northland will be authorized to enter into an agreement with the Partnership for the acquisition of the Systems. The terms of the acquisition have been determined by the General Partners. Neither the Administrative General Partner nor any affiliate of the Administrative General Partner will be acquiring any interest in the Systems. The Managing General Partner has faced a substantial conflict of interest in determining the terms of acquisition of the Systems by Northland. In addition, the Managing General Partner faced a significant conflict of interest in determining not to solicit bids from independent third parties, but instead to propose that the Partnership grant to Northland the right to acquire the Systems. However, if the proposed transaction is consummated, the transaction is expected to provide Limited Partners with a total overall cash return of approximately 218% (inclusive of the 70% percent returned to date) in approximately 13.5 years.

Conflicts of interest include the possibility that the fair market value and net cash flow of the Systems may increase over time. Therefore, it is possible that Limited Partners would receive a greater return on their investment if the Partnership continues to own and operate the Systems, instead of consummating the proposed transaction. Similarly, if the Systems are acquired by Northland as proposed, Northland may experience a rate of return on its investment in excess of that experienced by the Partnership. In addition, although Daniels & Associates, the cable appraiser retained by the General Partners in connection with the proposal herein ("Daniels"), is not affiliated with the General Partners or the Partnership, the General Partners and their affiliates have frequently entered into material contracts with Daniels for the purchase or sale of cable television systems in transactions where Daniels or its affiliates acted either as broker or as principal, and the General Partners expect that they and their affiliates will enter into similar transactions with Daniels or its affiliates in the future. See "Conflicts of Interest."

The General Partners recommend a vote IN FAVOR of the proposed transaction and amendment to the Partnership Agreement. The Managing General Partner holds 20 units of limited partnership interest and intends to vote IN FAVOR of the transaction. Units of limited partnership interest held and voted by the Managing General Partner will be included in determining whether the requisite approval has been obtained. See "Conflicts of Interest."

In addition to use of the mail, proxies may be solicited by telephone or personally by the General Partners and their directors, officers, partners and employees, none of whom will receive any extra compensation for their services. The expenses of the solicitation will be borne by the Partnership. The Partnership's accountants are not expected to attend the Special Meeting.

                                 SPECIAL FACTORS

A number of special factors apply to the proposed transaction. Such factors are described more fully elsewhere in this Proxy Statement and should be read in conjunction with the rest of this Proxy Statement. Limited partners are urged to read all of this Proxy Statement carefully.

The purpose of the proposed transaction is primarily to provide Limited Partners with an opportunity to liquidate their investment in the Partnership. The General Partners considered seeking third party buyers for the Systems, but believe that the present transaction structure represents a more favorable option for Limited Partners, especially in light of present market conditions. Although the solicitation of third party bids may provide the Partnership with an opportunity to consider a disinterested estimate of the sale value of the Systems, or even to obtain a higher price for the Systems, the General Partners believe that this is unnecessary given the obtaining of an independent appraisal of the Systems, given the General Partners' belief that there is little likelihood of obtaining bids in the immediate future on more favorable terms than those offered by Northland, and further given that any such solicitation would involve broker's fees and an additional investment of Partnership time and resources. See "Proposed Transaction -- Background of Proposed Transaction and Market Factors." If the Limited Partners approve of the disposition of the Systems and the Closing occurs, the General Partners will proceed with the distribution of proceeds in accordance with the Partnership Agreement provisions for dissolution, winding up and termination. The Systems will then be owned and operated by Northland. See "Certain Consequences of the Transaction." There are material tax consequences to the Limited Partners resulting from the proposed transaction. See "Federal Income Tax Consequences."

Limited Partners should also be aware, however, that Northland hopes to benefit from its acquisition of the Systems, for example, by achieving potential economies of scale. Notwithstanding the factors described below under "Proposed Transaction -- Market Factors," the fair market value and net cash flow of the Systems may increase over time. Therefore, it is possible that Limited Partners would receive a greater return on their investment if the Partnership continues to own and operate the Systems, instead of consummating the proposed transaction. Similarly, if the Systems are acquired by Northland, Northland may experience a rate of return on its investment in excess of that experienced by the Partnership.

The General Partners have faced a substantial conflict of interest in proposing, negotiating and structuring the proposed transaction. See "Conflicts of Interest." Although the General Partners believe that Limited Partners are interested in a means of liquidating their investment, the proposed transaction has not been solicited by Limited Partners. The only steps taken to provide the Limited Partners with procedural safeguards are the commissioning of an independent appraisal of the Systems, and the submission of the proposed transaction to Limited Partners for their approval. The Partnership has not, for example, solicited an independent fairness opinion, or arranged for the appointment of an independent representative of the Limited Partners. The General Partners nonetheless believe that the steps taken and to be taken constitute sufficient safeguards for the Limited Partners' interests.

The General Partners also believe that the proposed transaction is fair to the Limited Partners. The General Partners have considered a number of material factors in connection with such belief. Foremost among such factors are the obtaining of an independent appraisal with respect to the Systems, and the structuring of the proposed transaction so that the approval of Limited Partners is required to be obtained. (Units of limited partnership interest held and voted by the Managing General Partner will be included in determining whether the requisite approval has been obtained.) In determining the fairness of the proposed transaction, the General Partners carefully considered a number of factors. In favor of the proposed transaction were the valuation of the Systems, which is in excess of the appraised value, and the opportunity for the Limited Partners to liquidate their investment. Against the proposed transaction were the fact of an inside transaction, under which Northland would acquire the Systems, and the General Partners' decision not to solicit bids from independent third parties. See "Proposed Transaction -- Fairness of the Proposed Transaction."

No other material factors were considered. For example, in the absence of an established market in which units of limited partnership interests are being traded, the General Partners were not able to consider current market prices for the units, nor historical market prices. Having obtained an appraisal from Daniels & Associates, L.P., Denver, Colorado, an internationally-recognized cable brokerage, appraisal and investment banking firm, the General Partners did not believe it worthwhile to consider the net book value, going concern value or liquidation value of the Partnership. The General Partners could not consider recent purchases of units by the Partnership or any affiliate of the Partnership because none have occurred. The General Partners have made no recent effort to solicit bids from independent third parties for a sale of the Systems, and no firm offers have been made by an unaffiliated entity for a merger or consolidation of the Partnership, the sale or transfer for all or a substantial part of the assets of the Partnership, or a sale of partners' interests in the Partnership allowing the purchaser thereof to exercise control over the Partnership. See "Proposed Transaction -- Fairness of the Proposed Transaction."

In connection with the proposed transaction, the Partnership obtained an independent appraisal of the Systems from Daniels. Daniels was retained based upon its reputation and expertise. Daniels has a prior history of providing investment banking, brokerage and appraisal services to Northland, and the General Partners believe that such services will continue to be provided by Daniels to Northland and its affiliates following consummation or expiration of the proposed transaction. No other reports, opinions or appraisals were obtained from outside or independent parties. See "Proposed Transaction -- Market Factors and Appraisal Process." A COPY OF THE DANIELS APPRAISAL IS ATTACHED AS EXHIBIT C TO THIS PROXY STATEMENT. In addition, a summary of the appraisal is contained elsewhere in this Proxy Statement. See "Proposed Transaction -- Summary of Appraisal."

Daniels appraised the fair market value of the Systems at $30,318,000. See "Proposed Transaction -- Summary of Appraisal." The valuation of $33,500,000 applicable to the proposed transaction is based on, but in excess of, the Daniels appraised fair market value. This higher valuation represents the General Partners' arbitrary determination of the fair market value of the Systems, and is not based on any formula or recognized valuation method.

In valuing the Systems, Daniels relied primarily on a discounted operating cash flow analysis based on the projected operating results of the Systems over a ten-year period and applied a factor for the residual value of the Systems at the end of that ten-year period. The value of the Systems is also expressed in terms of a multiple of operating cash flow and value-per-subscriber. The valuation is supported by a review of other cable system sales that have occurred over the recent past and by a comparison of the value-per-subscriber and multiple of cash flows for such system sales with the value-per-subscriber and multiple of cash flows for the Systems. See "Proposed Transaction -- Summary of Appraisal."

                    SUMMARY HISTORICAL FINANCIAL INFORMATION

INCOME STATEMENT DATA:

                                                                                                                   (unaudited)
                                                        YEAR ENDED DECEMBER 31,                                     Six Months
                                                        -----------------------                                       Ended
                                                                                                                     June 30,
                             1991              1992             1993              1994              1995               1996
                             ----              ----             ----              ----              ----               ----


Revenue                  $ 4,709,010       $ 5,062,574        $5,406,112        $5,657,619       $ 6,617,205        $4,326,394

Expenses                   4,235,553         4,591,589         4,775,166         5,090,689         5,354,807        $3,655,282
                         -----------       -----------        ----------        ----------       -----------        ----------

Operating                    473,457           470,985           630,946           566,930         1,262,398           671,112
Income

Other Income
(Expenses)                (1,092,390)         (841,860)         (723,428)         (636,208)       (1,070,856)         (889,133)
                         -----------       -----------        ----------        ----------       -----------        ----------

Net Income  (Loss)         ($618,933)        ($370,875)         ($92,482)         ($69,278)         $191,542         ($218,021)
                         ===========       ===========        ==========        ==========       ===========        ==========

Allocation of
Net Income (Loss):

   General Partners          ($6,189)          ($3,709)            ($925)            ($693)         $  1,915           ($2,180)

   Limited Partners         (612,744)         (367,166)          (91,557)          (68,585)          189,627          (215,841)

Net Income (Loss)
Per Limited                      (41)              (25)               (6)               (5)               13               (15)
Partnership Unit


BALANCE SHEET DATA:

                                                               DECEMBER 31,                                           (unaudited)
                                                               ------------                                             June 30,
                             1991               1992               1993               1994               1995             1996
                             ----               ----               ----               ----               ----          ----------


Total Assets             $  8,300,267       $  7,178,850       $  5,788,906       $  4,745,345       $ 15,074,134     $ 14,718,361

Total Liabilities          12,495,196         12,108,578         11,138,379         10,502,904         20,937,173       20,873,477

Partners' Deficit:

   General Partners          (105,225)          (111,948)          (115,866)          (119,537)          (120,592)        (123,513)

   Limited Partners        (4,089,704)        (4,817,780)        (5,233,607)        (5,638,022)        (5,742,447)      (6,031,603)

                              PROPOSED TRANSACTION

BACKGROUND OF PROPOSED TRANSACTION

Commencing in 1985, the Partnership acquired the Systems in a series of transactions. The Systems currently serve eight operating groups including the communities of Flint/Tyler, New Caney, Whitewright, Hillsboro, Kaufman, Waterwood and Prairie View, Texas and Chowchilla, California, and contiguous areas around these operating groups. The Flint/Tyler, New Caney, Whitewright and Chowchilla systems were acquired in 1985. The Kaufman, Hillsboro, Waterwood and Prairie View systems were acquired in 1995. All of the initial acquisitions were financed through a combination of Limited Partners' equity and bank loans, and the later acquisitions were financed through a combination of Partnership cash flow and bank loans. As of June 30, 1996, the outstanding principal balance owing on the Partnership's bank financing was $19,333,406. In addition, the Partnership owed the Managing General Partner an aggregate of approximately $60,408 for accrued but unpaid management fees and certain unreimbursed operating expenses.

Due to the General Partners' belief that a significant number of Limited Partners may desire to liquidate their investment, the General Partners began in early 1996 to formulate a proposal to sell the Systems. (There is no established public trading market for the Partnership's units of limited partnership interest.) After assessing the opportunities for sale to unaffiliated third parties, and after considering the current small cable system marketplace, the General Partners believe the transaction described in this Proxy Statement represents the optimum method to achieve a liquidation of the Limited Partners' investment in today's marketplace. Therefore, the General Partners are submitting the proposal described in this Proxy Statement to provide the Limited Partners an opportunity to liquidate their investment and to receive significant cash distributions upon such liquidation. The General Partners have faced substantial conflicts of interest in making these determinations. See "Conflicts of Interest."

PURPOSE OF MEETING

The General Partners are calling the Special Meeting for the purpose of providing the Limited Partners with an opportunity to approve, by the requisite consent of a majority in interest, the proposed liquidation of the Systems and the dissolution of the Partnership. Limited Partners approving the proposal described in this Proxy Statement will be consenting to: (a) the disposition of the Systems and specific amendments to the Partnership Agreement authorizing the acquisition of the Systems by Northland; (b) the effect of such disposition and grant on the amount of proceeds and assets distributed to the Partners; and (c) the dissolution, winding up and termination of the Partnership.

The proposed amendment to the Partnership Agreement contains provisions that authorize the Partnership to enter into an agreement with Northland for the sale of the undivided portion of the Systems which is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership. If the Closing occurs, the net proceeds from such sale will be distributed to the Limited Partners and the Administrative General Partner, and the undivided portion of the Systems attributable to the Managing General Partner's interest will be distributed to Northland in-kind. Following the Closing, the Partnership will be dissolved.

MARKET FACTORS

The Limited Partners acquired their units of limited partnership interest in 1985. There is no established market in which the units are being traded. Pending a liquidation of the Partnership, the units will likely remain an illiquid investment. Although the General Partners have not solicited or received input from representatives of the Limited Partners concerning the proposal described herein, the General Partners believe that Limited Partners may welcome the opportunity to liquidate their investment. In these circumstances, the Managing General Partner began to formulate a proposal for the sale of the Systems in early 1996. The General Partners decided to implement the proposed transaction at this time in light of the length of time over which Limited Partners have held their investment, the belief that Limited Partners would welcome the opportunity to liquidate their investment, the possibility that Northland might have access to funds necessary to consummate the proposed transaction, and the General Partners' belief that the prospects for the Partnership's obtaining third party buyers may be difficult. In particular, the Managing General Partner studied the market factors discussed below.

Due to a number of factors, the market for small rural cable systems nationwide has generally declined over the past few years. In late 1992, Congress enacted The Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Act"), which significantly increased regulation of the cable television industry. While the Telecommunications Act of 1996 (the "1996 Act"), and rulemakings of the Federal Communications Commission ("FCC"), have essentially rescinded the most stringent aspects of rate regulation with respect to "small systems" owned by "small cable operators" (as those terms are defined in the 1996 Act and the regulations of the FCC), many of the rules promulgated in response to the 1992 Act make it more expensive for cable companies to operate.

Competition to the cable television industry is becoming more intense. Several direct broadcast satellite companies are operational, each with a full line-up of direct-to-home satellite-delivered programming, including pay-per-view. In addition, many of the Regional Bell Operating Companies have announced plans to spend billions of dollars over the next several years to upgrade their twisted copper wire to fiber optic transmission facilities, thereby significantly increasing their ability to offer video service within their service areas. The 1996 Act essentially eliminated the remaining legal barriers to telephone company entry in the video programming business.

Based on the market factors discussed above, the General Partners concluded that selling the Systems to an independent third party at a price and on terms acceptable to the Partnership would be difficult. The General Partners have made no attempt to solicit interest from independent third parties for the Systems. Prior to this solicitation, the Partnership has never sought to liquidate all of its assets. The General Partners believe that the effective invitation of third party offers would require the appointment of a broker. Given their conclusion that the obtaining of acceptable offers would be difficult, the General Partners believe that the cost and delay associated with the appointment of a broker, the seeking of potential buyers, and the conduct of negotiations would likely not be in the best interests of the Partnership.

The possibility that Northland might acquire the Systems first arose in early 1996, at the same time as the General Partners began to consider a means to permit Limited Partners to liquidate their investment in the Partnership. The possibility was considered by John S. Whetzell and Richard I. Clark, who are senior officers of the Managing General Partner. As such, Messrs. Whetzell and Clark were in a position to assess the opportunity presented to each of the Partnership and Northland by the prospect of a sale or other disposition of the Systems. They realized that a sale or other disposition would provide a means for the Limited Partners to liquidate their investment, and they believed that the Systems would be more attractive to Northland, as a purchaser familiar with the operation of the Systems and one able to realize economies of scale, than the Systems might be to an unaffiliated third party. By virtue of their dual capacity, Messrs. Whetzell and Clark faced a conflict of interest in making such an assessment.

Messrs. Whetzell and Clark, together with other officers of the Managing General Partner, gave further consideration to the acquisition at meetings commencing in March. Participants at the meetings carefully considered, among other factors, the market factors discussed above, the availability of third party purchasers willing and able to acquire the Systems on terms acceptable to the Partnership, the advantages and disadvantages of soliciting independent third-party bids and the benefits to the Partnership and Northland of Northland's acquisition of the Systems. Such meetings occurred in series on an informal basis. A series of meetings regarding the proposed transaction was also held by telephone among the respective management groups of Northland and the Administrative General Partner over the same period. Such meetings consisted primarily of contacts and negotiations between Messrs. Whetzell and Clark and John S. Simmers, a general partner of the Administrative General Partner, to discuss and formulate the proposed transaction. Although the Managing General Partner and the Administrative General Partner are general partners of a number of other cable television system limited partnerships, the Administrative General Partner is independent of Northland. Officers of FN Equities, Inc., the corporate general partner of the Administrative General Partner, also considered the proposed transaction. See "Certain Affiliates of the Partnership." Except with respect to a meeting of the General Partners held on May 1, 1996, no formal written logs specifying the dates and times of meetings are available.

In agreeing with the Administrative General Partner to pursue the proposed transaction, Northland's primary motivating factor was its desire to accommodate the General Partners' joint interest in obtaining liquidity for the Limited Partners. The sole other material factors motivating Northland's interest were the potential economies of scale it could achieve and its familiarity with the Systems.

Although the negative market factors described above were perceived as an obstacle to the sale of the Systems to an independent third party on acceptable terms, the ownership by Northland of other cable television systems in the vicinity of the Systems makes the acquisition of the Systems a more valuable proposition to Northland. Third parties would not experience such economies of scale. The proximity of the Partnership's Systems to other cable systems owned or managed by Northland would enable all of such systems to share, for example, certain customer service, technical and administrative personnel.

A third party purchaser would also be forced to bear transition costs that Northland would not be required to bear. For example, Northland's engineers are currently familiar with the technical aspects of the Systems, and Northland's management is familiar with the Partnership's on-site operations and administrative staff. A third party purchaser presumably would be required to devote additional management, administrative, human resources and technical attention to the operation of the Systems while gaining the degree of familiarity with the Systems that Northland has attained.

Due to the reasons for Northland's interest in acquiring the Systems, and the fact that Northland's motivating factors are unique to Northland, the General Partners remain convinced that selling the Systems to an independent third party on acceptable terms would be difficult.

As a result, in May 1996, the Partnership retained Daniels & Associates, L.P., Denver, Colorado, an internationally-recognized cable brokerage, appraisal and investment banking firm to appraise the fair market value of the Systems. Given Daniels' experience, the General Partners determined not to retain outside experts other than Daniels. The Partnership will pay the fees and expenses of Daniels. See "Conflicts of Interest."

APPRAISAL PROCESS

The Partnership instructed Daniels to prepare its appraisal on the basis that the Systems were to be sold to an independent third party on the open market. Daniels was advised that Northland would be a potential buyer of the Systems. Daniels delivered a written report in July 1996 that the fair market gross asset value of the Systems as of June 30, 1996 was $30,318,000. Daniels valued the Systems on a cash-for-assets basis, free and clear of all liens, liabilities and encumbrances. The estimated value of the Systems represented Daniels' best judgment as to the probable market value of the Systems at that time, if sold in an orderly, arms'-length transaction between willing and knowledgeable buyers and sellers.

LIMITED PARTNERS ARE ENCOURAGED TO REVIEW THE DANIELS APPRAISAL ATTACHED HERETO AS EXHIBIT C.

SUMMARY OF APPRAISAL

The following summary is qualified in its entirety by, and should be read in conjunction with, the Daniels Appraisal attached hereto as Exhibit C.

In valuing the Systems, Daniels relied primarily on a discounted operating cash flow analysis (see pages 9-10 of the Daniels Appraisal) based on the projected operating results of the Systems over a ten-year period and applied a factor for the residual value of the Systems at the end of that ten-year period. The valuation of the Systems is also expressed in terms of a multiple of operating cash flow and value-per-subscriber. The valuation is supported by a review of other system sales that have occurred over the recent past and by a comparison of (i) the multiple of cash flow represented by the purchase price of such other systems with the multiple of the Partnership's cash flow represented by the appraised value for the Systems, and (ii) the value-per-subscriber of such other system sales with the value- per-subscriber valuation of the Systems (see pages 10-11 of the Daniels Appraisal).

In the course of performing the valuation, Daniels met with employees of the Managing General Partner's corporate office, made due diligence visits to inspect substantially all of the Systems, reviewed and evaluated materials and information provided by the Managing General Partner and Systems' management, researched demographic information relating to the various communities served by the Systems, analyzed forecasted financial and operating information, and drew upon its own general knowledge about the industry. On the basis of this information and these efforts, Daniels prepared summaries of relevant operating, technical, financial and demographic characteristics of the Systems.

Thereafter, in order to assess the fair market value of the Partnership's assets, Daniels prepared detailed operating and financial forecasts for each system operating group, taking into account operating revenues and expenses as well as capital expenditure requirements. These financial forecasts formed the basis for determining a discounted cash flow for each system operating group. According to Daniels, this is a standard methodology used within the industry. The combined values for each system operating group constituted the value of the cable operating assets for the Partnership on a discounted cash flow basis.

In addition to this methodology, Daniels used the market multiple methodology to derive an aggregate value for the Partnership by analyzing the value per subscriber and operating cash flow multiples obtained in private sales of comparable cable television systems. These multiples were compared to similar multiples for the Systems obtained using the value arrived at for the Systems by the discounted cash flow methodology. Informed by the results of both of these methodologies, Daniels then determined a final appraised value for the Partnership's assets.

Assumptions

In performing its discounted cash flow analysis of the value of the Partnership's assets, Daniels assumed the Systems have been and will continue to be operated as efficiently as comparable cable systems, and that the franchises and asset leases used by the Partnership in the operation of the Systems will be renewed indefinitely as needed without material change except to reflect any upgrade or rebuild of the Systems. In addition, Daniels assumed, in evaluating future capital expenditures and cash flows, that the Systems will be upgraded or rebuilt within five to six years to increase their capacity (see pages 3-4 of the Daniels Appraisal).

Discounted Cash Flow Valuation

This methodology measures the present value of the Systems' forecasted net cash flow, which is defined as pre-tax operating income less capital expenditures including all rebuild or upgrade costs. Daniels determined forecasted net cash flows by creating ten-year operating forecasts for each of the Systems, each of which took into account detailed projections of critical revenue and expense components. Daniels then calculated the projected residual value of the Systems at the end of such period based on the projected growth of the Systems' net cash flow into perpetuity, and discounted this value to the present.

Daniels' revenue forecasts were based on its forecasts of the number of homes passed and the subscriber penetration levels and rates for each system operating group, plus an analysis of non-subscriber based revenue sources. Its expense forecasts were based on assumed rates of inflation over the forecast period, adjusted to reflect the particular growth characteristics of each system operating group. The capital expenditure forecasts were based upon costs associated with new construction of cable plant, plant maintenance, replacement and upgrading of converters, and rebuild or upgrade requirements. Daniels believes that the opportunity of the Systems to provide ancillary telecommunications and data services are limited and costs uncertain, and thus Daniels did not include telephony or data service revenue, expenses or capital costs in its projections.

Once Daniels had arrived at a forecast of cash flows, it determined the discount rate for its valuation. Daniels attempted to approximate the weighted average cost of capital for various entities within the cable television industry capable of consummating a sale similar in size to the acquisition of the Systems. Daniels described the weighted average cost of capital as the rate of return required by an entity on its investment in order to satisfy the expectations of the entity's debt and equity investors. Daniels assumed, after some analysis, that the prime rate is a fair estimate of the cost of debt. It determined the cost of equity by sampling the estimated private market cost of equity for cable television investments as of the valuation date and blending this cost with the equity return objectives for large publicly traded companies. Daniels arrived at a weighted cost of capital of 14.55% (See pages 9-10 of the Daniels Appraisal).

Applying the discount rate to its cash flow forecasts, Daniels arrived at a valuation of $30,200,000 for the Partnership's assets. This figure is 8.1 times the annualized operating cash flow for the five-month period ended May 31, 1996, and represents $1,305 per basic subscriber.

Comparable Transactions Valuation

In addition to the discounted cash flow methodology, Daniels used a comparable transactions methodology. Daniels describes this as a generally accepted valuation methodology for correlating and validating the findings of the discounted cash flow analysis with private market realities. Daniels examined the sales of cable systems of similar size, situated in similar markets, and of similar technical condition to the Systems, about which information was available. Daniels determined the relationship of the purchase price paid for these systems to the annualized cash flow for the three or six month period prior to such sale, expressed as a multiple, and the price paid per subscriber. Based on an analysis of both the range and average of these multiples and a comparison to these figures for the Systems, Daniels assessed its discounted cash flow valuation (See pages 10-11 of the Daniels Appraisal).

Daniels' comparable transactions analysis yielded a cash flow multiple range of
7.0 to 8.5 times cash flow, with a weighted average of all of the transactions examined of 7.9 times cash flow. The range of value per subscriber was $1,062 to $1,351, with an overall weighted average of $1,201 (see page 11 of the Daniels Appraisal).

Valuation

Based on its analysis using these two methodologies, Daniels arrived at an estimated fair market value for the Partnership's assets as of June 30, 1996 of $30,318,000, which is 8.1 times annualized operating cash flow for the five-month period prior to May 31, 1996, and equals $1,310 per basic subscriber. This cash flow multiple is higher than the weighted average multiple for comparable transactions and equal to the multiple derived from the discounted cash flow analysis. The value per subscriber is significantly above the weighted average value per subscriber for the comparable transactions and slightly above the value per subscriber derived from the discounted cash flow analysis, due to rounding.

The table set forth below indicates the appraised value as a multiple of cash flow and value-per-subscriber, as compared to the offer price.

                                          Appraised              Offer
                                          ---------              -----

      Value of Systems                   $30,318,000          $33,500,000

      Multiple of cash flow (1)              8.10                 8.95

      Value per subscriber (2)              $1,310               $1,447


      (1)  Based on annualized cash flow for the five months prior to May 31,
           1996

      (2)  Based on basic subscribers as of May 31, 1996

Consolidated subscriber and financial information, discounted cash flow valuation results, and a summary of comparable transactions are set forth on the tables appearing in the Daniels Appraisal. The Daniels Appraisal describes each of the system operating groups individually, including the number of subscribers, penetration rate, homes passed, plant mileage, capacity, and cable service rates (See pages 3-8 of the Daniels Appraisal).

Brookridge Systems Acquisition

On October 31, 1995, the Partnership acquired substantially all of the assets of seven cable television systems serving the communities and surrounding areas of Brookshire, Huffman, Tarkenton, Prairie View, Ace, Livingston, and Cut & Shoot, Texas (the "Brookridge Systems"). Because detailed financial statements reflecting the prior owner's operations are not available, the Managing General Partner is providing the following information concerning the Brookridge Systems. As of May 31, 1996, the Brookridge Systems served a total of 3,621 subscribers, or 15.6% of the Partnership's total subscriber base. Because of their close proximity to the

Partnership's New Caney profit center, system administration and technical operations for the Huffman, Cut & Shoot, Tarkenton, Livingston, and Ace systems (as of May 31, 1996 - 2,566 subscribers) were consolidated into the New Caney office facility, enabling the Partnership to close an office site used by the previous operator. System operations for the Prairie View and Brookshire systems (as of May 31, 1996 - 1,055 subscribers) are managed as a separate operating group. The restructuring of operations created significant operating efficiencies, including the elimination of duplicative office facilities and associated general and administrative expenses, and a 65% reduction in the number of employees.

In addition to improvements in the administrative and technical operating efficiencies, the channel lineups for the Brookridge Systems were enhanced, increasing the number of channels and programming options offered to the systems' subscribers. On March 1, 1996 the rates charged to the Brookridge Systems' subscribers were increased by amounts ranging from $.50 to $2.50, bringing the current monthly rates for a standard basic package to a range of $25.50 to $28.00.

SALE PRICE OF THE SYSTEMS

The Appraised Value of the Systems of $30,318,000 determined by Daniels appears fair and reasonable to the General Partners. Nevertheless, the General Partners have determined to increase the value of the Systems for purposes of the proposed transaction with Northland. This increase has been arbitrarily determined by the General Partners, and is not based on any formula or recognized valuation method. The aggregate value of the Systems, for purposes of the proposed transaction, thus will be $33,500,000, which represents an increase of $3,182,000 over Appraised Value.

REGULATION OVERVIEW

The Partnership's business is subject to intensive regulation at the federal and local levels, and to a lesser degree, at the state level. The FCC, the principal federal regulatory agency with jurisdiction over cable television, is responsible for implementing federal policies such as rate regulation, cable system relations with other communications media, cross-ownership, signal carriage, equal employment opportunity and technical performance. Portions of the regulatory framework that impact the Partnership's operations are summarized below.

The 1992 Cable Act

On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"), which significantly increased regulation of the cable television industry. The 1992 Cable Act became generally effective on December 4, 1992, although certain provisions became effective at later dates. The 1992 Cable Act represented a significant change in the regulatory framework under which cable television systems operate and has had and likely will continue to have a significant impact on the cable industry and the Partnership's business.

From the effective date of the Cable Communications Policy Act of 1984 until the enactment of the 1992 Cable Act, rates for cable services were unregulated for substantially all of the Partnership's systems. The 1992 Cable Act and the rules of the FCC promulgated thereunder instituted rate regulation for certain cable television services and equipment in communities not subject to "effective competition" as defined in the legislation. Effective competition is defined in the 1992 Cable Act to exist only where (i) fewer than 30 percent of the households in the franchise area subscribe to the cable service of a cable system; (ii) there are at least two unaffiliated multichannel video programming distributors serving the franchise area meeting certain penetration criteria; or
(iii) a multichannel video programming distributor is available to 50 percent of the homes in the franchise area and is operated by the franchising authority. Because none of the Partnership's systems were subject to effective competition under this definition, they became subject to rate regulation for basic service by local franchising authority officials under the oversight of the FCC and subject to rate regulation for their remaining programming services (other than those offered for a per- channel or per-program charge) by the FCC.

The 1992 Cable Act required each cable system to establish a basic service tier consisting, at a minimum, of all local broadcast signals and all non-satellite delivered distant broadcast signals which the system wishes to carry, and all public, educational and governmental access programming.

Cable systems may not require subscribers to purchase any service tier other than the basic service tier as a condition of access to video programming offered on a per-channel or per-program basis. Cable systems are allowed a 10-year phase-in period to the extent necessary to implement the required technology to facilitate such access. The FCC may grant extensions of the 10-year time period, if deemed necessary.

The 1992 Cable Act also provided that the consent of most television stations (except satellite-delivered television stations that were provided to the cable television industry as of May 1, 1991, and noncommercial stations) would be required before a cable system could retransmit their signals. Alternatively, a television station could elect to exercise must-carry rights. Stations are bound by such elections for a three-year period. Must-carry rights entitle a local broadcast station to demand carriage on a cable system, and a system generally is required to devote up to one-third of its channel capacity for the carriage of local stations. Litigation challenging the constitutionality of the mandatory broadcast signal carriage requirements of the 1992 Cable Act is currently pending before the United States Supreme Court. The must- carry rules will remain in effect during the pendency of the proceedings before the Supreme Court. If must-carry requirements withstand judicial review, the requirements may cause displacement of more attractive programming. If and to the extent broadcast stations electing to forego must-carry status for the next election period commencing January 1, 1997 require significant monetary payments for cable system carriage of their signals, the cost of such signal carriage may adversely affect the Partnership's operations.

In addition, the 1992 Cable Act (i) requires cable programmers under certain circumstances to offer their programming to present and future competitors of cable television such as multichannel multipoint distribution services ("MMDS"), satellite master antenna systems ("SMATV") and direct broadcast satellite system operators; (ii) prohibits new exclusive contracts with program suppliers without FCC approval; (iii) bars municipalities from granting exclusive franchises and from unreasonably refusing to grant additional competitive franchise; (iv) permits municipal authorities to operate a cable system without a franchise; (v) regulates the ownership by cable operators of other media such as MMDS and SMATV; and (vi) prohibits a cable operator from charging a customer for any service or equipment that the subscriber has not affirmatively requested.

In response to the 1992 Cable Act, the FCC has imposed or will impose new regulations in the areas of customer service, technical standards, compatibility with other consumer electronic equipment such as "cable ready" television sets and video cassette recorders, equal employment opportunity, privacy, rates for leased access channels, obscene or indecent programming, limits on national cable system ownership concentration, standards for limiting the number of channels that a cable television system operator could program with programming services controlled by such operator and disposition of a customer's home wiring.

The 1992 Cable Act and subsequent FCC rulings have generally increased the administrative and operational expenses of cable television systems as a result of additional regulatory oversight by the FCC and local franchise authorities. There have been several lawsuits filed by cable operators and programmers in federal court challenging various aspects of the 1992 Cable Act. The litigation concerning the must-carry rules is described above. Appeals also have been filed in connection with litigation resulting from the FCC's rate regulation rulemaking decisions. The Partnership cannot determine at this time the outcome of pending FCC rulemakings, the litigation described herein, or the impact of any adverse judicial or administrative decisions on the Partnership's system or business.

The 1996 Act

On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Act") was enacted which dramatically changed federal telecommunications laws and the future competitiveness of the telecommunications industry. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations which, in some cases, may not be completed for a few years. Because of this, the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time. A summary of certain provisions affecting the Partnership's operations follows:

Regulation of rates other than the basic service tier has been eliminated for small cable systems served by small companies. Small cable systems are those having 50,000 or fewer subscribers served by companies with fewer than one percent of national cable subscribers (approximately 600,000). The Partnership qualifies as a small company and all of the Partnership's cable systems qualify as small cable systems. Basic service tier rates remain subject to regulation by the local franchising authority under most circumstances until effective competition exists. The 1996 Act expands the definition of effective competition to include the offering of video programming services directly to subscribers in a franchised area by the local exchange carrier, its affiliates, or any multichannel video programming distributor which uses the facilities of the local exchange carrier. No penetration criteria exists that triggers the presence of effective competition under these circumstances.

The 1996 Act allows telephone companies to offer video programming directly to customers in their service areas immediately upon enactment. They may provide video programming as a cable operator fully subject to the 1996 Act, or a radio-based multichannel programming distributor not subject to any provisions of the 1996 Act, or through non-franchised "open video systems" offering non-discriminatory capacity to unaffiliated programmers, subject to selected provisions of the 1996 Act.

The 1996 Act also addresses various other aspects of providing cable television service including prices for equipment, discounting of rates to multiple dwelling units, lifting of anti-trafficking restrictions, cable- telephone cross ownership provisions, pole attachment rate formulas, rate uniformity, program access, scrambling and censoring of public, educational and governmental access channels and leased access channels.

Copyright

Cable television systems are subject to federal copyright licensing, covering carriage of television broadcast signals. In exchange for paying a percentage of their revenues to a federal copyright royalty pool, cable television operators obtain a compulsory license to retransmit copyrighted materials from broadcast signals. Existing Copyright Office regulations require that compulsory copyright payments be calculated on the basis of revenue derived from any service tier on which broadcast television signals are transmitted. Although the FCC has no formal jurisdiction over this area, it has recommended to Congress to eliminate the compulsory copyright scheme altogether. The Copyright Office has similarly recommended such a repeal. Without the compulsory license, cable television operators would need to negotiate rights from the copyright owners for each program carried on each broadcast station in each cable system's channel lineup. Such negotiated agreements could increase the cost to cable television operators of carrying broadcast signals.

Local Regulation

Cable television systems are generally operated pursuant to franchises, permits or licenses issued by a municipality or other local government entity. Each franchise generally contains provisions governing fees to be paid to the franchising authority, sale or transfer of the franchise, territory of the franchise, design and technical performance of the system, use and occupancy of public streets and number and types of cable television services provided. Franchises are usually issued for fixed terms and must periodically be renewed. There can be no assurance that the franchises for the Partnership's systems will be renewed as they expire, although the Partnership believes that its cable systems generally have been operated in a manner that satisfies the standards of the 1984 Cable Act, as amended by the 1992 Act, for franchise renewal.

Summary

The foregoing does not purport to be a summary of all present and proposed federal, state and local regulations and legislation relating to the cable television industry. Other existing federal legislation and regulations, copyright licensing and, in many jurisdictions, state and local franchise requirements are currently the subject of a variety of judicial proceedings, legislative hearings and administrative and legislative proposals which could change, in varying degrees, the manner in which cable television systems operate. Neither the outcome of these proceedings nor their impact upon the cable television industry or the Partnership can be predicted at this time.

ACQUISITION OF SYSTEMS BY NORTHLAND

If the proposal is approved, the Partnership will be authorized to enter into an agreement with Northland to (i) sell to Northland the undivided portion of the Systems that is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership, and (ii) distribute in-kind to Northland the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership. Net proceeds from the sale of the LPs' Interest and the AGP's Interest will be distributed solely to the Limited Partners and the Administrative General Partner. Closing will be subject to certain terms and conditions, including the availability of sufficient debt financing to Northland. The Managing General Partner believes that such terms and conditions will be satisfied. If Closing does not occur within 180 days of the date of the Special Meeting, the Agreement will be terminated without penalty. Following Closing, which is expected to occur in early January 1997, the Partnership will be dissolved, wound-up and terminated pursuant to the terms of the Partnership Agreement.

At Closing, Northland will purchase the LPs' Interest and the AGP's Interest from the Partnership by (i) making an initial payment to the Partnership equal to that amount which, after retiring Partnership liabilities attributable to the LPs' Interest and the AGP's Interest, will enable the Partnership to distribute to the Limited Partners an amount equal to $1,000 for each $1,000 invested, and
(ii) delivering to the Partnership a promissory note in principal amount equal to the remaining balance of the aggregate purchase price for the LPs' Interest and the AGP's Interest.

The aggregate amount to be distributed to the Limited Partners, as a group, in connection with the acquisition of the Systems by Northland will be equal to the amount of cash that would be distributable to the Limited Partners collectively assuming the liquidation of the Partnership following the sale of the Systems to a third party, as of the date of Closing, for a gross cash purchase price equal to $33,500,000. Such amount will be determined in accordance with the Partnership Agreement. In determining the amount distributable to the Limited Partners collectively, the Gross Valuation generally will be (i) reduced by Partnership liabilities attributable to the Limited Partners' collective interest in the Systems and by the net value of the portion of the Systems attributable to the collective interests of the General Partners and (ii) increased by the Limited Partners' collective interest in any net Partnership assets other than the Systems.

Distributions to Limited Partners will be made in three installments. The initial distribution of $1,000 for each $1,000 invested will be made within 30 days after the date of Closing. The General Partners believe that the initial distribution will occur in late January 1997. The balance of distributions to be made to the Limited Partners, anticipated to approximate a total of $484 per $1,000 investment, will be made as and when payments are made by Northland to the Partnership pursuant to the Note. The Note will have a two-year term, with two equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the Closing. The Note will bear interest at a per annum rate of six percent (6%), and will be subordinated to Northland's senior debt. Assuming that Closing occurs in January 1997, distributions to the Limited Partners are expected to approximate $249 per $1,000 investment in January 1998 and $235 per $1,000 investment in January 1999. These payment estimates include both principal and interest. The principal amount of the Note will be subject to adjustment from time to time for the Limited Partners' and Administrative General Partner's share of any post-Closing adjustments, claims, liquidation expenses and undisclosed liabilities for which the Partnership is liable.

DETERMINATION BY NORTHLAND NOT TO CLOSE

If the proposed transaction is approved, Northland will have no obligation to consummate the transaction. The ability of Northland to consummate the transaction will be subject to certain contingencies, including obtaining bank financing. Although Northland has obtained an informal financing commitment on terms that would enable it to finance the acquisition, no loan agreement has yet been signed. Moreover, the obligation of the lender to provide necessary funding will be subject to a variety of conditions. The Managing General Partner believes, however, that any lender-imposed conditions to the acquisition will be satisfied and that the necessary funds will be made available. If so, Closing is expected to occur in early January 1997.

If the proposals described in this Proxy Statement are approved and the Closing does not occur, the Partnership will continue to own and operate the Systems. In such event, the Systems will not be sold without again obtaining the approval of Limited Partners in accordance with the Partnership Agreement.

TERMS OF THE TRANSACTION

The General Partners have proposed that the Partnership dispose the Systems based on the Gross Valuation of $33,500,000. The value of Partnership assets other than the Systems and the amount of Partnership liabilities as of the date of dissolution are incapable of definitive calculation at this time. The actual net proceeds distributed and federal income tax consequences to Limited Partners thus will vary from the estimated amounts set forth in this Proxy Statement.

A vote in favor of the transaction described in this Proxy Statement shall be deemed to constitute consent to any such variation.

Because Northland is the acquiring entity, the undivided portion of the Systems attributable to the Managing General Partner's interest in the Partnership will be distributed to the Managing General Partner in-kind, rather than sold for cash. This procedure reduces the amount of cash required by the acquiring entity, in that the cash price payable for the Systems is reduced by the value of the Managing General Partner's interest in the Systems. Subject to adjustment as described below, the total amount of funds and other consideration to be used in connection with the transaction will consist of the Gross Valuation of $33,500,000. Northland anticipates that it will obtain the cash funds required to purchase the LPs' Interest and the AGP's Interest from lenders, although Northland cannot be assured that such funds will be made available.

As a consequence of the in-kind distribution to the Managing General Partner, net proceeds from the sale of the Systems will be distributed solely to the Limited Partners and to the Administrative General Partner, ratably in accordance with the requirements of the Partnership Agreement, subject to certain adjustments.

The amount of such proceeds will be increased by the Limited Partners' and the Administrative General Partner's share of Partnership assets other than the Systems, and will be reduced Partnership liabilities. In essence, the Partnership Agreement currently requires that all distributions be made, and that all liabilities be shared, as follows: first, until the Limited Partners receive cumulative distributions equal to their capital contributions, 99% to the Limited Partners and 1% to the Managing General Partner; and, thereafter, 75% to the Limited Partners; 5% to the Administrative General Partner; and 20% to the Managing General Partner. Because the Limited Partners have received cumulative distributions equal to $700 per $1,000 investment, the first $2,221,667 of distributions will be allocated $2,199,450 to the Limited Partners (in cash) and $22,217 to the Managing General Partner (in kind). Remaining cash distributions to the Limited Partners, as a group, and the Administrative General Partner will be equal to 75% and 5%, respectively, of (i) the Gross Valuation less $2,221,667, plus (ii) the value of Partnership assets other than the Systems, less (iii) Partnership liabilities. The amount of cash to be distributed to the Managing General Partner will be equal to 20% of the value of Partnership assets other than the Systems, less 20% of Partnership liabilities.

Following Closing, the Partnership will remain liable for any post-Closing adjustments, claims, liquidation expenses and undisclosed liabilities. All such liabilities, including liabilities to Northland arising out of the sale of the Systems or otherwise, will be shared by the Partners ratably in accordance with the Partnership Agreement (that is, 75% to the Limited Partners, 5% to the Administrative General Partner, and 20% to the Managing General Partner). See "Projected Cash Available from Liquidation".

FAIRNESS OF THE PROPOSED TRANSACTION

The General Partners believe the terms of the proposed transaction are reasonable and fair to the Limited Partners. In setting the Gross Valuation for the Systems, the General Partners have relied on the Daniels Appraisal attached hereto as Exhibit C and their own conclusions as to the value of the Systems. Although the Appraised Value and the Gross Valuation represent estimates of the amount that an independent third party would pay for the Systems, the actual price that any such party may be willing to pay could be in excess of the Appraised Value and the Gross Valuation. Accordingly, there is a possibility that the Limited Partners will receive less from the proposed transaction with Northland than they would receive if bids were solicited from independent third parties and the Systems were sold to such a third party. However, a sale of the Systems to a third party could involve significant brokerage commissions and other transaction costs not applicable to the proposed transaction with Northland which would result in lower net proceeds to the Limited Partners.

In determining the fairness of the proposed transaction, the General Partners carefully considered a number of factors. In favor of the proposed transaction were the price to be paid by Northland, which is in excess of the appraised value, and the opportunity for the Limited Partners to liquidate their investment. Against the proposed transaction were the fact of an inside transaction, under which Northland would acquire the Systems, and the General Partners' decision not to solicit bids from independent third parties. No other material factors were considered.

For example, in the absence of an established market in which units of limited partnership interests are being traded, the General Partners did not consider current market prices for the units, nor historical market prices. Having obtained an appraisal from Daniels, the General Partners did not believe it worthwhile to consider the net book value, going concern value or liquidation value of the Partnership. The General Partners have made no effort to solicit offers from unaffiliated entities in connection with the proposed transaction. No firm offer has been made by an unaffiliated entity for a merger or consolidation of the Partnership, the sale or transfer of all or a substantial part of the assets of the Partnership, or a sale of partners' interests in the Partnership allowing the purchaser thereof to exercise control over the Partnership. Accordingly, these factors were not considered by the General Partners.

The General Partners concluded that independent third-party buyers were unlikely to be willing to acquire the Systems at the same price as that payable by Northland and that, even if they were, the Partnership would incur brokerage and other transactional costs which may be to the Partnership's detriment. In reaching their decision as to fairness, the General Partners ascribed the most weight to the fact that the valuation of the transaction exceeds the appraised value of the Systems, and then ascribed weight to the structuring of the transaction so that approval of a majority in interest of the Limited Partners is required. (Units of limited partnership interest held and voted by the Managing General Partner will be included in determining whether the requisite approval has been obtained.)

Issues of fairness were primarily considered by John S. Whetzell, the President of the Managing General Partner, and John S. Simmers. Mr. Simmers is a general partner of the Administrative General Partner and the Executive Vice President and Chief Operating Officer of FN Equities, Inc., the corporate general partner of the Administrative General Partner. In each case, Messrs. Whetzell and Simmers considered these issues in collaboration with members of their respective boards of directors and senior officers. In analyzing the fairness issue, discussions by such persons focused on the conflicts of interest faced by the Managing General Partner. Partnership management determined at the outset that concurrence by the Administrative General Partner, which would be less affected by the conflicts than the Managing General Partner, would be required with respect to decisions made regarding the proposed transaction. Management also recognized that procedural and substantive safeguards would be required to protect the Limited Partners in light of such conflicts. Management ultimately determined that the appraisal and voting procedures described in this Proxy Statement would provide the Limited Partners with adequate safeguards against the conflicts of interest. The appraisal and voting procedures represent the only steps taken to provide safeguards to the Limited Partners in connection with the proposed transaction. The determination that the proposed transaction is fair, as well as the decision to recommend that Limited Partners vote in favor of the proposed transaction, was unanimous among management personnel of both of the General Partners. Insofar as such personnel also are officers or partners of the general partners of the Administrative General Partner, such general partners may also be said to have considered the proposed transaction. See "Certain Affiliates of the Partnership."

The General Partners have not retained and will not retain an unaffiliated representative to act on behalf of the Limited Partners for the purpose of negotiating the terms of the proposed transaction, or preparing a report or opinion concerning the fairness of such transaction. The General Partners believe that the retention of any such person would cause the Partnership to incur unnecessary expense. The General Partners have relied upon Daniels' reputation and independence in ensuring that the proposed transaction is fair to Limited Partners. In addition, from a fairness standpoint, the proposed liquidation is structured so that the approval of a majority in interest of the Limited Partners is required.

                     CERTAIN CONSEQUENCES OF THE TRANSACTION

DISSOLUTION PROCEDURES

If the Limited Partners approve of the disposition of the Systems and the Closing occurs, the General Partners shall proceed with the distribution of proceeds in accordance with the Partnership Agreement provisions for dissolution, winding-up and termination.

Each of the Limited Partners shall be furnished with a statement which shall set forth the assets and liabilities of the Partnership as of the date of Closing. Within 30 days following the Closing, the Partnership shall make the initial distribution to the Limited Partners and the Administrative General Partner. Additional distributions will be made as and when Northland makes payments on the Note.

Following the final distribution, which is expected to occur in January 1999, each of the Limited Partners shall be furnished with a final Schedule K-1. Upon completion of the foregoing distribution plan, Limited Partners shall cease to be partners of the Partnership, and the General Partners, as the sole remaining partners of the Partnership, shall file a certificate of cancellation of the Partnership.

See "Projected Cash Available From Liquidation" for certain financial information regarding the anticipated effect that the proposed transaction will have on Limited Partners.

NO DISSENTERS' RIGHTS

Dissenter's appraisal rights are not available to partners under Washington law with respect to a sale of substantially all of the Partnership's assets and subsequent liquidation. Appraisal rights will not be voluntarily accorded to dissenting partners in connection with the proposed transaction.

Dissenting partners are protected under state law by virtue of the fiduciary duty of the General Partners to act with prudence in the business affairs of the Partnership on behalf of both the General Partners and the Limited Partners. Records of the Partnership are available for inspection by Limited Partners upon reasonable notice and during reasonable business hours. Neither the General Partners nor the Partnership will bear the costs of a Limited Partner who desires to obtain counsel or appraisal services.

TAX CONSIDERATIONS

There are certain material tax consequences to the Limited Partners resulting from the proposed transaction. See "Federal Income Tax Consequences." In order to avoid the additional expense, the Partnership has not obtained a tax opinion in connection with the proposed transaction. The table below sets forth certain estimated federal income tax consequences per $1,000 investment. The table relates only to persons who purchased units in the initial offering, and does not reflect estimated federal income tax consequences for those persons who received their interests through transfer from other Limited Partners.

The table below sets forth the amount of long-term capital gain and ordinary income which is expected to result from the disposition of the Systems and the liquidation of the Partnership. The dollar amounts reflect allocations as required pursuant to the Partnership Agreement. As of October 15, 1996, there were 14,663 units of limited partnership interest outstanding at $500 per unit.

ALL FIGURES SET FORTH IN THE TABLE ARE NECESSARILY IMPRECISE AND REPRESENT ONLY THE GENERAL PARTNERS' ESTIMATE OF CERTAIN TAX EFFECTS, assuming that the Limited Partners have no other capital gains or passive activity transactions. Actual tax consequences will depend on the individual Limited Partner's tax situation. All Limited Partners are strongly encouraged to review the following table, the "Federal Income Tax Consequences" section of this Proxy Statement, and their individual tax situations with their personal tax advisors.

      Tax Results from Disposition of the Systems and Resulting Liquidation
                             (Per $1,000 Investment)

         Overall Ordinary Income Per $1,000 Investment (1) (2)                 ($5)

         Overall Long-Term Capital Gain Per $1,000 Investment (2) (3)          $ 1,489

(1) Assumes that depreciation recapture per $1,000 investment will be equal to $632. Limited Partners may be able to offset some or all of the income with suspended tax basis losses. If those losses are available, a Limited Partner may be entitled to use $637 of suspended tax basis losses per $1,000 investment.

(2) If available, current or suspended passive activity losses from other passive activities (other than suspended tax basis losses) may also be used to offset income or gain.

(3) Aggregate of capital gain and loss from the disposition of assets and liquidation of the Partnership. Assumes that the Limited Partners' remaining basis in the Partnership may be used upon termination of the Partnership to offset capital gain from the disposition of the Systems of $445 per $1,000 investment.

STATE TAX CONSIDERATIONS

In addition to the federal income tax considerations outlined above, the proposed transaction has state income tax consequences.

The state of California, wherein one of the Systems is located, imposes an income tax on the net income earned by nonresidents from property or a business in California. Therefore, the state of California requires the withholding of funds for income or franchise taxes by a partnership when it makes a distribution in excess of $1,500 income to a domestic nonresident partner. Domestic nonresident partners include individuals who are nonresidents of California and corporations, estates, trusts, LLCs and partnerships, that are not qualified to do business in California or do not have a permanent place of business in California.

Partnerships are required to withhold at a rate of seven percent (7%) of distributions of income from California sources made to domestic nonresident partners. Accordingly, Limited Partners are liable for payment of California state income tax on a portion of the net income generated by Partnership operations, including the income to be generated by the proposed transaction. The Partnership will withhold from distributions in connection with the proposed transaction such California income tax to be paid on behalf of the nonresident Limited Partners. Limited Partners should consult their own tax advisors concerning the application of California income tax laws and other state and local laws to their specific situation.

                    CERTAIN CONSEQUENCES OF LIMITED PARTNERS'
                            DETERMINATION NOT TO SELL

If a majority in interest of the Limited Partners do not approve the proposed transaction, the Partnership will continue to own and operate the Systems. The General Partners are unable to determine whether the future fair market value of the Systems, and their operating income, will increase over time, or whether future cash flow, refinancings or sales, if any, will yield a return to Limited Partners that is greater than that possible through the proposed transaction. See "Management' s Discussion and Analysis of Financial Condition and Results of Operations."

                    PROJECTED CASH AVAILABLE FROM LIQUIDATION

If Closing occurs, the Limited Partners are expected to receive the same amount of cash they would receive if the Systems were sold at the Gross Valuation to an unaffiliated third party in accordance with the procedures described in the Partnership Agreement. However, a sale to a third party could involve significant brokerage commissions and other increased transaction costs which would result in lower net proceeds to the Limited Partners. In the event that the Systems were to be sold to an independent third party at a price in excess of the Gross Valuation, such sale might result in net proceeds to Limited Partners sufficiently higher to offset transaction costs. In any event, if the Closing occurs, the amount of cash distributed to Limited Partners shall not be less than the amount they would receive if the Systems were sold to an unaffiliated third party at the Gross Valuation.

The table below sets forth the amount of cash projected for distribution to Limited Partners assuming that the Partnership disposes of the Systems based on the Gross Valuation of $33,500,000, without payment of any cable brokerage commission, and fully liquidates. The projected net cash available assumes that the transaction occurs on June 30, 1996, and thus reflects payments of principal and interest on Partnership indebtedness and certain accrued receipts and costs as of June 30, 1996. The table also shows projected net cash available for distribution based on a $1,000 capital contribution by a Limited Partner. THE AMOUNT OF CASH ACTUALLY DISTRIBUTED TO THE LIMITED PARTNERS WILL VARY FROM THESE PROJECTIONS. THE AMOUNT OF THE VARIANCE WILL DEPEND UPON A VARIETY OF FACTORS, INCLUDING BUT NOT LIMITED TO THE ACTUAL DATE OF CLOSING, THE RESULTS OF OPERATIONS OF THE PARTNERSHIP PRIOR TO SUCH DATE, AND THE EXTENT OF ANY CURRENTLY UNKNOWN LIABILITIES THAT ACCRUE PRIOR TO SUCH DATE. IN ANY EVENT, THE AMOUNT OF THE VARIANCE COULD BE SIGNIFICANT. Although there is no maximum quantifiable amount of the variance, the variance has been projected as being up to five percent of the Gross Valuation.

The figures presented take into account, where applicable, the projected costs associated with the sale of the Systems, including proxy solicitation expenses, and estimated general and administrative and operating expenses. Partnership assets other than the Systems (such as cash on hand and accounts receivable) have been included in the table in computing the projected net cash available. Although the figures are presented on a pro forma basis as if the transaction occurred on June 30, 1996, the General Partners do not anticipate that any events will occur between June 30, 1996 and the Closing date that will materially affect the figures.

                   PROJECTED CASH AVAILABLE IF CLOSING OCCURS

PARTNERSHIP PROJECTED CASH VALUE:

Gross Valuation for Systems                                                            $ 33,500,000

Plus (Less):

   Cash on Hand, Receivables & Other Assets (1)                                           1,009,549

   Appraisal Expenses (2)                                                                   (30,000)

   Transaction and Proxy Costs (3)                                                          (50,000)

   Partnership Administrative Costs (4)                                                     (50,000)

   Debt Repayment to Others (5)                                                         (20,873,477)

   Miscellaneous Costs (6)                                                                 (100,000)

Projected Net Cash Value (7)                                                                               $ 13,406,072

LIMITED PARTNERS' PROJECTED CASH AVAILABLE (8)                                                             $ 10,587,754
                                                                                                           ------------

Per $1,000 Capital Contribution - INITIAL DISTRIBUTION FROM CLOSING                                        $      1,000

Per $1,000 Capital Contribution - DISTRIBUTION FROM FIRST NOTE PAYMENT,
                                       INCLUDING INTEREST                                                  $        249

Per $1,000 Capital Contribution - DISTRIBUTION FROM FINAL NOTE PAYMENT,
                                       INCLUDING INTEREST                                                  $        235

Total Cash Distributions Paid Prior to Closing                                                             $        700
                                                                                                           ------------

TOTAL OVERALL POTENTIAL RETURN OVER THE LIFE OF
THE PARTNERSHIP PER $1,000 LIMITED PARTNER CAPITAL
CONTRIBUTION                                                                                               $      2,184

California Non-Resident Tax Paid on Behalf of the Limited Partners, Treated as a
   Cash Distribution (THIS APPLIES ONLY TO CALIFORNIA
   NON-RESIDENT  LIMITED PARTNERS) (9)                                                                     ($        11)


(1) Consists of the Partnership's (i) cash on hand of $627,048, (ii) accounts receivable of $258,089, and (iii) prepaid expenses of $124,412, all of which were determined as of June 30, 1996.

(2) Under its agreement with Daniels, the Partnership is obligated to pay Daniels a fee equal to $30,000 and to reimburse Daniels for its out-of-pocket expenses.

(3) Estimated costs of this proxy solicitation and closing of the transaction, including legal fees and expenses of approximately $40,000, printing costs of approximately $4,000, mailing expenses of approximately $3,000, and Security and Exchange Commission filing fees of approximately $3,000. The Partnership will be responsible for all such costs. No auditing or solicitation costs are expected to be incurred in connection with the proposed transaction.

(4) General and administrative, auditing, accounting, reporting and other costs have been estimated through the final distribution, which is assumed to occur in January 1999.

(5) Consists of (i) notes payable of $19,333,406 to the Partnership's lender, (ii) advances, deferred expenses and fee reimbursements of $40,020 payable to the Managing General Partner net of amounts due from affiliates, and (iii) accounts payable, accrued expenses and other liabilities of $1,500,051, all of which were determined as of June 30, 1996.

(6)      Estimated amount to be set aside to cover miscellaneous costs.

(7) "Projected Net Cash Value" includes the Partners' distributive share of cash and the value of Northland's in-kind distribution of assets.

(8) The difference between "Projected Net Cash Value" and "Limited Partners' Projected Cash Available" represents the projected value of
         (i) the assets distributed to Northland in- kind, plus the Managing General Partner's share of non-system assets, less the Managing General Partner's share of liabilities, and (ii) the projected cash available for distribution to the Administrative General Partner, all as such General Partners' shares are determined after the Limited Partners receive 100% return on their aggregate capital contributions.

(9)      See "Certain Consequences of the Transaction -- State Tax
         Considerations."

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

General

The purpose of the proposed transaction is to provide Limited Partners the opportunity to receive significant cash distributions upon the disposition of the Systems. The proposed transaction is not a result of insufficient working capital or declining results of operations. It is the opinion of the General Partners that the Partnership's operations provide sufficient capital resources to maintain its current operations on an ongoing basis. Although quarterly cash distributions are not currently being made to Limited Partners, it is anticipated that quarterly distributions could possibly be reinstated in the future if the proposed transaction is not consummated. The amounts and timing of such future distributions are dependent in part on the Partnership's ability to increase cash flow from operations through rate increases and subscriber growth.

Results of Operations

Six Months ended June 30, 1996 and 1995

Total revenues reached $4,326,394 for the six months ended June 30, 1996, representing an increase of approximately 45% over the same period in 1995. Of these revenues, $3,192,049 (74%) is derived from basic service charges, $481,168 (11%) from premium services, $94,657 (2%) from installation charges, $176,484 (4%) from tier services, and $382,036 (9%) from other sources. The overall revenue increase is primarily attributable to acquisitions of cable television systems in September and October, 1995. These acquisitions represented approximately 6,900 additional basic subscribers and 2,675 additional premium subscribers, a 42% and 43% increase, respectively. Also contributing to the revenue gain were basic rate increases placed into effect on October 1, 1995 in systems representing 86% of the total basic subscribers. These increases averaged approximately 4.3%.

As of June 30, 1996, the Systems served approximately 22,900 basic subscribers, 8,030 premium subscribers and 4,250 tier subscribers.

Operating expenses totaled $544,746 for the six months ended June 30, 1996, representing an increase of approximately 45% over the same period in 1995. The overall increase in operating expenses was attributable to the cable television system acquisitions which increased the number of employees, vehicles in service and leased poles to which the cable plant is attached. The Partnership had 37 employees as of June 30, 1996 compared to 30 employees at June 30, 1995.

General and administrative expenses totaled $1,155,234 for the six months ended June 30, 1996, representing an increase of approximately 55% over the same period in 1995. The acquisition of cable television systems in late 1995 impacted several areas proportionately, including wages, copyright and franchise fees, billing expenses, property taxes and insurance, management fees and general office expenses such as utilities and telephone costs. Additionally, net bad debt expense increased from $21,750 to $66,000 for the six months ended June 30, 1995 and 1996, respectively.

Programming expenses totaled $ 980,339 for the six months ended June 30, 1996, representing an increase of approximately 58% over the same period in 1995. Programming costs are generally paid for each service on a per subscriber basis. A substantial portion of this increase was attributable to the cable system acquisitions in late 1995 which raised the number of basic and premium subscribers by 42% and 43%, respectively. Additionally, various new channels of programming were added to several other owned cable systems and costs charged by the various program suppliers increased in 1996. This resulted in an increase in average monthly programming costs per basic subscriber from $5.99 to $6.50 for the six months ended June 30, 1995 and 1996, respectively.

Depreciation and amortization expense increased approximately 37% as compared to the same period in 1995 as a result of the acquisitions of additional cable television systems. The increase was partially offset as certain assets of the Partnership were fully depreciated or amortized during 1996.

Interest expense for the six months ended June 30, 1996, increased approximately 144% as compared to the same period in 1995. The average bank debt outstanding increased from $9,636,769 during the six months ended June 30, 1995 to $19,333,406 for the same period in 1996. This increase in average outstanding debt was attributable to borrowings made in late 1995 to finance the acquisition of cable television systems.

Results of Operations

1995 and 1994

Total revenue reached $6,617,205 for the year ended December 31, 1995, representing an increase of approximately 17% over 1994. This increase is primarily due to the acquisition of cable television systems, in September 1995 and October 1995, respectively. The Partnership experienced a 4% increase in revenue (exclusive of the activity for the acquired systems) which is attributable to a 2% increase in basic subscribers, rate increases placed into effect during the second quarter 1995, and increases in advertising revenue. These increases were offset by a 5% decrease in revenue for the Chowchilla, California system resulting from the elimination of the Easton, California headend in January 1995. Of the 1995 revenue, $4,717,279 (71%) is derived from subscriptions to basic service, $764,484 (12%) from subscriptions to premium services, $366,870 (6%) from subscriptions to tier services, $148,911 (2%) from installation charges, $205,405 (3%) from service contracts and $414,256 (6%) from other sources.

The following table displays historical average rate information for various services offered by the Partnership's systems (amounts per subscriber per month):

                          1995           1994           1993           1992           1991
                          ----           ----           ----           ----           ----

Basic Rate              $  22.41       $  21.41       $  20.95       $  20.15       $  19.02
Tier Rate                   6.00           5.62           5.50           5.05           5.05
HBO Rate                   11.35          11.10          11.10          10.65          10.65
Cinemax Rate                7.65           7.65           7.65           7.65           7.65
Showtime Rate              10.00           9.80           9.80           9.43           9.43
Movie Channel Rate          9.60           9.60           9.65           9.65           9.65
Disney Rate                 7.50           7.50           7.65           7.65           7.30
Additional Outlet
  Rate                      --             --             --             3.48           3.48
Service Contract
  Rate                      3.00           3.10           3.20           --             --


Operating expenses totaled $838,545 for 1995, representing a decrease of approximately 1% as compared to 1994. This operating expense decrease was due to a reduction in pole rental expense resulting from a retroactive charge in the previous year and a decrease in system maintenance expense. The decrease was offset by an increase in salary and benefit costs as a result of the cable system acquisitions and cost of living increases. Salary and benefit costs are the major component of operating expenses. Employee wages are reviewed annually and, in most cases, increased based on cost of living adjustments and other factors.

General and administrative expenses totaled $1,740,021 for 1995, representing an increase of approximately 17% over 1994. Approximately two-thirds of the increase is attributable to expenses associated with the cable system acquisitions. The remaining increase is due to increases in revenue based expenses, such as franchise and management fees. Significant administrative expenses are based on Partnership revenues, therefore, as the Partnership's revenues increase, the trend of increased administrative expenses is expected to continue.

Programming expenses totaled $1,394,806 for 1995, representing an increase of approximately 27% over 1994. This is due to the additional subscribers as a result of the cable system acquisitions, increased payroll and other costs related to local programming and advertising support, addition of new channels, and increases in costs charged by the various program suppliers. Programming expenses mainly consist of payments made to the suppliers of various cable programming services. As these costs are based on the number of subscribers, future subscriber increases will cause the trend of programming expense increases to continue. In addition, rate increases from program suppliers, as well as new fees due to the launch of additional channels, will contribute to the trend of increased programming costs.

Depreciation and amortization expense decreased from $1,653,369 to $1,381,435 in 1995 (approximately 16%). This is due to fixed assets related to the formation of the Partnership becoming fully depreciated, offset by depreciation and amortization on plant, equipment and intangible assets acquired with the purchase of the cable systems and depreciation on assets placed into service during 1995.

Interest expense increased from $601,948 to $1,005,691 in 1995 (approximately 67%). The Partnership's average debt balance increased from $10,197,000 in 1994 to $14,559,000 in 1995. In addition, the Partnership's effective interest rate increased from 5.90% in 1994 to 6.91% in 1995.

Liquidity and Capital Resources

The Partnership's cable television systems are located in and around eight operating groups, including Flint/Tyler, New Caney, Whitewright, Hillsboro, Kaufman, Waterwood and Prairie View, Texas and Chowchilla, California. The principal physical properties of the Systems consist of system components (including antennas, coaxial cable, electronic amplification and distribution equipment), motor vehicles, miscellaneous hardware, spare parts and real property, including office buildings and land on which towers and antennas are located. The General Partners believe that the Partnership's cable plant passes all areas which are currently economically feasible to service. Future line extensions depend upon the density of homes in the area as well as available capital resources for the construction of new plant.

Currently, the Partnership's primary source of liquidity is cash provided from operations and borrowing capacity under its revolving credit facility. Net cash provided by operating activities was $993,690 for the six months ended June 30, 1996 and $1,834,074 and $1,809,339 for the years ended December 31, 1995 and 1994 respectively. Operating activities and credit capacity are expected to provide sufficient liquidity to meet future investing and financing needs of the Partnership, which consist primarily of capital expenditures and principal and interest payments due under the current loan facility. The general and limited partners have no future obligation to make additional capital contributions to the Partnership.

Should the Partnership's future working capital needs exceed cash provided from operating activities and its borrowing capacity, several alternative sources of additional funding exist, including renegotiation of the Partnership's current loan agreement to provide additional borrowing capacity, deferral of management fees and certain operating costs payable to the Managing General Partner, and the seeking of a loan from the Managing General Partner. It is not anticipated that these alternative sources of working capital will be needed. In any event, General Partners are not obligated to defer payments due to them or to make loans to the Partnership.

The Partnership currently has a $23,000,000 revolving credit and term loan facility with The First National Bank of Chicago, Chicago, Illinois. As of June 30, 1996, this loan facility had an outstanding balance of $19,333,406. Pursuant to its loan agreement, the Partnership is subject to certain restrictive covenants, consisting primarily of the maintenance of certain financial ratios, including a maximum ratio of senior debt to annualized operating cash flow of
5.75 to 1 and a minimum ratio of annualized operating cash flow to pro forma debt service of 1.15 to 1. Based on the Partnership's ratio of senior debt to annualized operating cash flow at June 30, 1996 approximately $135,000 of the remaining credit available under the revolving credit facility could be borrowed for working capital purposes. Future availability will vary with the

Partnership's leverage. Breach of these financial covenants constitutes an event of default, upon the happening of which the lender is entitled to accelerate the loan and enforce legal remedies, including foreclosure upon the Partnership's assets. The Partnership was in compliance with all required financial ratios at December 31, 1995 and June 30, 1996. Based on 1996 operating budgets, the Partnership expects to meet these restrictive covenants on each of the two remaining quarterly calculation dates in 1996.

The Partnership estimates that total capital expenditures for 1996 will be approximately $1,600,000 of which $460,000 was incurred during the six months ended June 30, 1996. These expenditures have included plant extensions to a new development in Chowchilla, California and initial phases of plant upgrades in the Whitewright and New Caney, Texas systems. Future 1996 expenditures include the completion of these initial upgrade phases. The Partnership has no material commitments for capital expenditures.

                         FEDERAL INCOME TAX CONSEQUENCES

Limited Partners should refer to the "Federal Income Tax Aspects" section of the Prospectus for a discussion of the tax consequences of the disposition of Partnership assets. Limited Partners should note, however, that several amendments to the Internal Revenue Code, including the Tax Reform Act of 1986 ("the 1986 Act"), the Revenue Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Omnibus Budget Reconciliation Act of 1990 and the Revenue Reconciliation Act of 1993 ("the 1993 Act"), collectively referred to as the "Tax Acts," have made substantial changes to the existing federal income tax structure as it was described in the Prospectus. It is not possible to discuss all of the provisions of the Tax Acts in this Proxy Statement. Moreover, in many areas the Tax Acts specifically authorize the Treasury Department to promulgate regulations to govern certain transactions and it is not known what positions such regulations will take. The following constitutes a general summary of some of the provisions of the Tax Acts. ALL LIMITED PARTNERS ARE STRONGLY ENCOURAGED TO REVIEW THE "FEDERAL INCOME TAX ASPECTS" SECTION OF THE PROSPECTUS, THE TAX ACTS, AND THE "FEDERAL INCOME TAX CONSEQUENCES" SECTION OF THIS PROXY STATEMENT WITH THEIR PERSONAL TAX ADVISORS.

TAX CONSEQUENCES OF DISPOSITION OF THE SYSTEMS AND LIQUIDATION OF PARTNERSHIP

Upon the disposition of the Systems, taxable income will be recognized to the extent that the amount of proceeds received from such disposition exceeds the adjusted tax basis of the assets disposed of. The taxable gain from the sale will be allocated among the Partners in accordance with the Partnership Agreement. The allocation of gain to the Limited Partners will increase each Limited Partner's basis in the Partnership and increase his or her "amount at risk" with respect to the Partnership's activity. Accordingly, a Limited Partner will be entitled to deduct, up to the amount of the gain, "suspended tax basis losses" which were allocated to him or her in previous years but were nondeductible in those years because of tax basis limitations on the deductibility of those losses. In addition, suspended or current passive activity losses from other passive activities of the taxpayer may be used to offset gain from the disposition of the Systems. See "Tax Consequences of a Decision Not to Sell" below for a discussion of passive activity loss limitations and suspended losses.

The Systems should be treated as a "Section 1231 asset" and, therefore, a Partner's share of gain or loss on the sale of the Systems will be combined with any other Section 1231 gain or loss incurred by that Partner in that taxable year and his or her net Section 1231 gain or loss will be taxed as capital gain or ordinary loss, as the case may be. However, Section 1231 gain may be converted into ordinary income to the extent the taxpayer has Section 1231 losses in the five most recent tax years. The tax treatment of Section 1231 gains will depend on the tax situation of each individual Limited Partner. See "Federal Income Tax Aspects--Sale of Partnership Property" in the Prospectus. In addition, all cost recovery deductions which have been taken with respect to the Systems will be subject to recapture as ordinary income upon the sale to the extent of gain on the sale, and each Limited Partner will be allocated a share of recapture in proportion to the amount of depreciation which was allocated to the Limited Partner. See "Federal Income Tax Aspects -- Depreciation and Cost Recovery" in the Prospectus. A Limited Partner will also recognize gain or loss upon the liquidation of the Partnership following the disposition of the Systems to the extent that the cash distributed in the liquidation exceeds or is less than the Limited Partner's adjusted tax basis in his or her interest. See "Other Tax Law Changes" below for a discussion of the applicable tax rates for ordinary income and capital gains.

Neither the Partnership nor any Partner is allowed to deduct or to amortize the amounts paid for syndication expenses, that is, amounts which were paid or incurred by the Partnership in connection with the issuance and marketing of the units of limited partnership interest, including sales commission costs. Upon liquidation of the Partnership, the Treasury Regulations provide that the Partnership may not deduct the capitalized syndication expenses. However, there is uncertainty in the law concerning whether the Limited Partners may claim a capital loss for the remaining portion of their tax basis in the Partnership which is attributable to the capitalized syndication costs. For purposes of the calculations presented in the "Tax Results from Sale of the Systems" section of this Proxy Statement, the General Partners have assumed that the Limited Partners' remaining basis in the Partnership may be used upon the termination of the Partnership to offset capital gain from the sale of the Systems. The IRS may contend, however, that the Limited Partners are not entitled to claim such a capital loss because they should have reduced their basis in their Partnership interests for the syndication fees, as expenditures of the Partnership which are not deductible in computing its taxable income and not properly chargeable to capital accounts, and the IRS may, in fact, contend that the Limited Partners should recognize an additional amount of capital gain. EACH INDIVIDUAL LIMITED PARTNER SHOULD CONSULT WITH HIS OR HER INDIVIDUAL TAX ADVISOR WITH RESPECT TO HIS OR HER TREATMENT OF SYNDICATION COSTS UPON TERMINATION OF THE PARTNERSHIP.

UNRELATED BUSINESS TAXABLE INCOME

Unrelated business taxable income ("UBTI") will be generated by the sale of the Systems to Limited Partners that are qualified retirement plans and tax exempt trusts ("Plans") as defined by the Internal Revenue Code and subject to the Employment Retirement Income Security Act of 1974 (i.e., IRAs, Keoghs, Pension Plans, etc.). See "Federal Income Tax Aspects -- Unrelated Business Income Tax" in the Prospectus.

Generally, partnership allocations of ordinary income and capital gains will result in UBTI to Plans and generate an unrelated business income tax. The Internal Revenue Code allows an exempt entity a specific deduction for UBTI of up to $1,000 per year and thus, the annual UBTI generated by the Plan will be staxed to the extent it exceeds $1,000. In addition, should the Plan have net operating loss and suspended basis loss carryovers, the UBTI may be reduced by these carryover losses first.

To illustrate the impact of UBTI to Plans as the result of the proposed sale of the partnership assets, the following is an analysis which assumes that a $5,000 IRA investment is the sole UBTI investment of the IRA. It is also assumed that a limited partner has properly reflected the use of net operating loss carryovers generated in the early years of the partnership, has properly limited losses recognized to the extent of the tax basis in the partnership interest and has properly recognized UBTI with respect to cash distributions in excess of basis. See "Federal Income Tax Aspects -- Basis" in the Prospectus.

                    INITIAL NCP-FOUR IRA INVESTMENT - $5,000

         Cash distributions received over the life
         of the partnership ($2,184 per $1,000 investment)       $ 10,920


UBTI tax liability - 1997                                          (1,000)
UBTI tax liability - 1998                                             (17)
UBTI tax liability - 1999                                             (17)
                                                                 --------
NET CASH AFTER TAXES TO IRA INVESTOR                             $  9,886
                                                                 ========


This analysis indicates that due to loss carryovers and the annual UBTI exemption referred to above, an IRA investor would not be subject to UBTI tax until the initial year of sale (1997) and thereafter on the installment payments (1998 and 1999). In addition, should the IRA be able to utilize a capital loss in 1999, the remaining basis in the partnership in the year of termination would result in a $302 tax benefit due to the capital loss (not shown).

TAX CONSEQUENCES OF A DECISION NOT TO SELL

The general consequences of a decision not to sell and to continue to operate as a Partnership are discussed in the "Federal Income Tax Aspects" section of the Prospectus. However, the Tax Acts have made significant changes in the deductibility of passive losses generated by a limited partnership and the amount of available depreciation, and have eliminated the investment tax credit. In addition, Limited Partners should note that the current deductibility of any losses which are allocated to the Limited Partners in future years will continue to be limited because of the "at-risk" rules and basis limitations. See "Federal Income Tax Aspects -- Basis" and "Federal Income Tax Aspects -- Amount at Risk" in the Prospectus.

With respect to the deductibility of Partnership losses by a Limited Partner, the Tax Acts do not allow a taxpayer to use losses and credits from a business activity in which he or she does not materially participate (e.g., a limited partner in a limited partnership) to offset other income such as salary, active business income, dividends, interest, royalties and capital gains. However, such losses apparently can be used to offset passive activity taxable income from another limited partnership. In addition, disallowed losses and credits may be suspended and carried forward by a taxpayer indefinitely and used to offset income from passive activities. The disallowed losses will also be allowed in full when the taxpayer recognizes gain or loss upon a disposition of his or her entire interest in the passive activity. Limited Partners should also note that under the 1986 Act the Treasury Department prescribed regulations which will recharacterize certain income as "portfolio" income and restrict the offset of that income by losses from a passive activity. These regulations could impact the use of passive activity losses or income from the Partnership. For example, the Treasury Department has issued regulations holding that interest earned on

Partnership cash balances represents portfolio income, and thus may not be offset by passive losses.

LIMITED PARTNERS SHOULD ALSO NOTE THAT THE EFFECT OF PASSIVE ACTIVITY LOSS LIMITATIONS MAY VARY FROM ONE TAXPAYER TO ANOTHER DEPENDING UPON HIS OR HER INDIVIDUAL TAX SITUATION. THEREFORE, EACH LIMITED PARTNER SHOULD CONSULT HIS OR HER OWN PROFESSIONAL TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE PASSIVE ACTIVITY LOSS LIMITATIONS TO HIS OR HER PARTICULAR TAX SITUATION.

The passive activity loss limitation rules were effective for tax years beginning on or after January 1, 1987. With respect to a passive activity in which a taxpayer acquired an interest before the date of enactment of the law and where the activity had commenced prior to the date of enactment, the 1986 Act provided a four-year phase-in period, with 35 percent of such losses being disallowed in 1987, 60 percent in 1988, 80 percent in 1989, 90 percent in 1990 and 100 percent in 1991 and subsequent years.

With respect to the recovery of capital expenditures, the 1986 Act modified the Accelerated Cost Recovery System ("ARCS") by reclassifying certain assets according to their present class life and creating a new seven-year class. Eligible personal property placed in service after December 31, 1986 is assigned to a three-year class, five-year class, seven-year class, ten-year class, or twenty-year class. The depreciation method applicable to the three-year, five-year, seven-year and ten-year classes is the 200 percent declining balance method. The cost of non-residential real property is recovered under the 1993 Act using the straight-line method over 39 years. Partnership equipment which is placed in service after December 31, 1986 is classified as seven-year or five-year property and the purchase price for that equipment is recovered over a five- or seven-year recovery period.

The 1986 Act eliminated the investment tax credit for all property placed in service after December 31, 1985, subject to certain transitional rules.

OTHER TAX LAW CHANGES

The 1993 Act generally provides for five taxable income brackets and five tax rates (15%, 28%, 31%, 36%, and 39.6%) for years after 1992. The benefits of certain itemized deductions and personal exemptions are phased out for certain higher income taxpayers. In addition, long-term capital gains are taxed at a maximum rate of 28 percent, but the deductibility of capital losses continue to be restricted as under prior law.

The Tax Acts increased the alternative minimum tax rate from 24% to 26% and 28%, depending on the level of the alternative minimum taxable income, and expanded the tax preference items included in the alternative minimum tax calculation. Accelerated depreciation on all property placed in service after 1986 is a preference to the extent different from alternative depreciation (using the 150 percent declining balance method for personal property). Certain other tax preferences also have been modified and new preference items added. The alternative minimum tax exemption amount is increased to $45,000 for joint filers and $33,750 for unmarried individuals. A taxpayer paying alternative minimum tax after 1986 is allowed a tax credit for the alternative minimum tax liability attributable to timing differences. In general, this minimum tax credit can be carried forward and used against the taxpayer's regular tax liability to the extent the taxpayer's regular tax liability exceeds his or her minimum tax liability.

Under the 1986 Act, an individual taxpayer generally is not allowed a deduction for investment interest expense in excess of investment income. Investment interest includes all interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment. Investment interest does not include interest that is taken into account in determining a taxpayer's income or loss from a passive activity provided, however, that interest expense which is properly attributable to portfolio income from the passive activity is treated as investment interest.

Under the 1986 Act, personal interest is not deductible except for interest expense for debt incurred on a taxpayer's principal or second residence, subject to certain restrictions. In Notice 89-35, the IRS ruled that, in general, the character of debt incurred by a partnership to make distributions to partners would be determined by the use of the distributed proceeds by the partners unless the partnership elects to allocate the distributed debt and related interest expense to one or more partnership expenditures made during the year of the distribution. The election is not available to the extent the debt exceeds partnership expenditures during the year.

Under the 1993 Act, net long-term capital gains will no longer be considered investment income for purposes of deducting investment interest expense. A taxpayer may elect to include such gains in investment income if he or she agrees to have long-term gains taxed at ordinary tax rates.

See "Tax Consequences of a Decision Not to Sell" above for discussion of passive activity loss limitations, changes in depreciation and elimination of investment tax credit.

                              CONFLICTS OF INTEREST

FIDUCIARY RESPONSIBILITIES

The General Partners are accountable to the Partnership as fiduciaries and consequently must exercise good faith in the resolution of any conflicts of interest and in handling the Partnership's business. Their fiduciary duties arise out of state law. The extent of a general partner's fiduciary responsibilities is a changing area of the law, and Limited Partners who have questions concerning these responsibilities should consult with their own counsel. In discharging their obligations to the Partnership, the General Partners must take into account the specific duties, obligations and limitations imposed upon them by the Partnership Agreement.

Conflicts of Interest

The General Partners are subject to substantial conflicts of interest arising out of their relationship with the Partnership and the proposed transaction.

For example, assuming that the requisite approval of Limited Partners is obtained, Northland will be granted the authority to acquire the Systems from the Partnership. The terms of the transaction have been determined by the General Partners. Neither the Administrative General Partner nor any affiliate of the Administrative General Partner will be granted any right to acquire Systems. The Managing General Partner has faced a substantial conflict of interest in determining such terms. In addition, the Managing General Partner faced a significant conflict of interest in determining not to solicit bids from independent third parties, but to propose that it acquire the Systems itself.

Notwithstanding the factors described above under "Proposed Transaction -- Market Factors," the fair market value and net cash flow of the Systems may increase over time. Therefore, it is possible that Limited Partners would receive a greater return on their investment if the Partnership continues to own and operate the Systems, instead of consummating the proposed transaction. Similarly, if the Systems are acquired by Northland, Northland may experience a rate of return on its investment in excess of that experienced by the Partnership.

Although the General Partners believe that the Gross Valuation for the Systems is fair and reasonable, and that the disposition of the Systems in accordance with the terms and conditions described in this Proxy Statement will assist the Partnership in meeting its investment objectives, the General Partners have faced substantial conflicts of interest in determining to present these proposals to the Limited Partners. There can also be no assurance that the Limited Partners would not receive a greater return on their investment if the General Partners solicited bids for the Systems from third parties.

Although Daniels, the appraiser of the Systems, is not affiliated with the General Partners or the Partnership, the General Partners and their affiliates have frequently entered into material contracts with Daniels for the purchase or sale of cable television systems in transactions where Daniels or its affiliates acted either as broker or as principal, and the General Partners expect that they and their affiliates will enter into similar transactions with Daniels or its affiliates in the future. Because the Limited Partners have not and will not participate in either the appraisal process or the selection of Daniels as the appraiser, there can be no assurance that a different appraisal procedure or a different appraiser would not generate a higher valuation of the Systems.

The Managing General Partner holds 20 units of limited partnership interest (representing 0.1% of the total) and intends to vote IN FAVOR of the proposed transaction. Units of limited partnership interest held and voted by the Managing General Partner will be included in determining whether the requisite approval has been obtained. Both General Partners will receive substantial distributions (in cash or in kind) upon consummation of the proposed transaction. See "Projected Cash Available from Liquidation."

The General Partners have not retained and do not intend to retain an unaffiliated representative to act on behalf of the Limited Partners for the purpose of negotiating the terms, or preparing a report or opinion concerning the fairness of, the proposed transaction.

                      CERTAIN AFFILIATES OF THE PARTNERSHIP

The Partnership is a Washington limited partnership with no directors or officers. The Managing General Partner of the Partnership is Northland Communications Corporation, a Washington corporation ("NCC"); the Administrative General Partner of the Partnership is FN Equities Joint Venture, a California general partnership (the "Administrative General Partner").

NCC is a wholly-owned subsidiary of Northland Telecommunications Corporation, a Washington corporation ("NTC"). The principal business of NCC historically has been locating cable television systems, negotiating for their acquisition, forming limited partnerships to own the systems, arranging for the sale of limited partnership interests to investors, managing the partnerships, and liquidating partnership assets upon dissolution. The principal business of NTC is that of a holding company. The address of the principal executive offices of each of NCC and NTC is 1201 Third Avenue, Suite 3600, Seattle, Washington 98101.

The sole partners of the Administrative General Partner are FN Equities, Inc. ("FNE"), a wholly-owned subsidiary of FNI International, Inc. ("FNIII"), FN Network Partners, Ltd., a California limited partnership ("FNPL"), and John Simmers, an affiliate of FNE and FNIIE. The principal business of each of the Administrative General Partner and FNE is to provide administrative services as administrative general partner of cable television limited partnerships. FNPL is an investment partnership. The principal business of FNIII is that of a holding company. The address of the principal executive offices of each of the Administrative General Partner, FNE, FNPL and FNIII is 2780 Sky Park Drive, Suite 300, Torrance, California 90505.

The following table sets forth the executive officers and directors of NTC:

NAME                           POSITION
- ----                           --------

John S. Whetzell               Board Chairman and President
Richard I. Clark               Director, Vice President, Treasurer and Assistant
                               Secretary
John E. Iverson                Director and Assistant Secretary
James A. Penney                Vice President and Secretary
James E. Hanlon                Divisional Vice President
Richard J. Dyste               Vice President, Technical Services
Gary S. Jones                  Vice President
H. Lee Johnson                 Divisional Vice President
Arlen E. Prentice              Director
Milton A. Barrett, Jr.         Director
Arthur H. Mazzola              Director
Travis H. Keeler               Director


JOHN S. WHETZELL. Mr. Whetzell is the founder of Northland Communications Corporation and has been President since its inception and a Director since March 1982. Mr. Whetzell became Chairman of the Board of Directors in December 1984. He also serves as President and

Chairman of the Board of Northland Telecommunications Corporation, Northland Cable Television, Inc., Northland Cable Services Corporation, Cable Ad-Concepts, Inc. Cable Television Billing, Inc. and Northland Cable News, Inc. He has been involved with the cable television industry for over 21 years and currently serves as a director on the board of the Cable Telecommunications Association, a national cable television association. Between March 1979 and February 1982 he was in charge of the Ernst & Whinney national cable television consulting services. Mr. Whetzell first became involved in the cable television industry when he served as the Chief Economist of the Cable Television Bureau of the Federal Communications Commission (FCC) from May 1974 to February 1979. He provided economic studies which support the deregulation of cable television both in federal and state arenas. He participated in the formulation of accounting standards for the industry and assisted the FCC in negotiating and developing the pole attachment rate formula for cable television. His undergraduate degree is in economics from George Washington University, and he has an MBA degree from New York University.

JOHN E. IVERSON. Mr. Iverson is the Assistant Secretary of Northland Communications Corporation and has served on the Board of Directors since December 1984. He also serves on the Board of Directors of Northland Telecommunications Corporation and each of its subsidiaries. He is currently a partner in the law firm of Ryan, Swanson & Cleveland, Northland's general counsel. He is a member of the Washington State Bar Association and American Bar Association and has been practicing law for more than 33 years. Mr. Iverson is the past president and a Trustee of the Pacific Northwest Ballet Association. Mr. Iverson has a Juris Doctor degree from the University of Washington.

ARLEN I. PRENTICE. Since July 1985, Mr. Prentice has served on the Board of Directors of Northland Telecommunications Corporation, and he served on the Board of Directors of Northland Communications Corporation between March 1982 and July 1985. Since 1969, Mr. Prentice has been Chairman and Chief Executive Officer of Kibble & Prentice, a diversified financial services firm. Kibble & Prentice has four divisions, which include Estate Planning and Business Insurance, Financial Planning and Investments, Employee Benefit Services, and Property and Casualty Insurance. Mr. Prentice is a Chartered Life Underwriter, Chartered Financial Consultant, past President of the Million Dollar Round Table and a registered representative of Investment Management and Research. Mr. Prentice has a Bachelor of Arts degree from the University of Washington.

MILTON A. BARRETT, JR. Since April 1986, Mr. Barrett has served on the Board of Directors of Northland Telecommunications Corporation. In 1995 he retired from the Weyerhaeuser Company after 34 years with that company. At the time of his retirement he was a Vice President of Sales and Marketing as well as chairman of Weyerhaeuser's business ethics committee. Mr. Barrett is a graduate of Princeton University magna cum laude and of the Harvard University Graduate School of Business Administration.

RICHARD I. CLARK. Mr. Clark has served as Vice President of Northland since March 1982. He has served on the Board of Directors of both Northland Communications Corporation and Northland Telecommunications Corporation since July 1985. He also serves as Vice President and Director of Northland Cable Services Corporation, Cable Ad-Concepts, Inc. Cable Television Billing, Inc. and Northland Cable News, Inc. Mr. Clark was elected Treasurer in April 1987, prior to which he served as Secretary from March 1982. He also serves as a registered principal, President and director of Northland Investment Corporation. Mr. Clark was an original incorporator of Northland and is responsible for the administration and investor relations activities of Northland, including financial planning and corporate development. From July 1979 to February 1982, Mr. Clark was employed by Ernst & Whinney in the area of providing cable television consultation services and has been involved with the cable television industry for nearly 17 years. He has directed cable television feasibility studies and on-site market surveys. Mr. Clark has assisted in the design and maintenance of financial and budget computer programs, and he has prepared documents for major cable television companies in franchising and budgeting projects though the application of these programs. In 1979, Mr. Clark graduated cum laude from Pacific Lutheran University with a Bachelor of Arts degree in accounting.

ARTHUR H. MAZZOLA. Mr. Mazzola was elected to the Board of Directors of Northland Telecommunications Corporation in April 1987. From 1985 to 1990, he was Senior Vice President of Benjamin Franklin Leasing Company, Inc., an equipment lease financing company. Currently, Mr. Mazzola is serving as a Business Development Coordinator for the Bank of California. Prior to his association with Benjamin Franklin Leasing Company, Mr. Mazzola served as President of Federal Capital Corporation and Trans Pacific Lease Co., Inc. Both of these companies also engaged exclusively in equipment lease financing. Mr. Mazzola is a past Board Chairman and current Trustee of the Pacific Northwest Ballet Association and current Board Member of the Dante Alighieri Society. Mr. Mazzola attended Boston University School of Business in 1943 where he studied economics.

TRAVIS H. KEELER. Mr. Keeler was elected to the Board of Directors of Northland Telecommunications Corporation in April 1987. Since May 1985, he has served as President of Overall Laundry Services, Inc., an industrial laundry and garment rental firm. Mr. Keeler received a Bachelor of Arts degree from the University of Washington in 1962.

JAMES E. HANLON. Since June 1985, Mr. Hanlon has been a Divisional Vice President for Northland's Tyler, Texas regional office and is currently responsible for the management of systems serving approximately 92,900 basic subscribers in Texas, Alabama and Mississippi. He also serves as Vice President for Northland Cable News, Inc. Prior to his association with Northland, he served as Chief Executive of M.C.T. Communications, a cable television company, from 1981 to June 1985. His responsibilities included supervision of the franchise, construction and operation of a cable television system located near Tyler, Texas. From 1979 to 1981, Mr. Hanlon was President of the CATV Division of Buford Television, Inc., and from 1973 to 1979, he served as President and General Manager of Suffolk Cablevision in Suffolk County, New York. Mr. Hanlon has also served as Vice President and Corporate Controller of Viacom International, Inc. and Division Controller of New York Yankees, Inc. Mr. Hanlon has a Bachelor of Science degree in Business Administration from St. Johns University.

JAMES A. PENNEY. Mr. Penney is Vice President and General Counsel for Northland. He has served as Vice President and General Counsel for Northland Telecommunications Corporation, Northland Communications Corporation and Northland Cable Television, Inc. since September 1985 and was elected Secretary in April 1987. He also serves as Vice President and General Counsel for Northland Cable Services Corporation, Cable Ad-Concepts, Inc. Cable Television Billing, Inc. and Northland Cable News, Inc. Mr. Penney is responsible for advising all Northland systems with regard to legal and regulatory matters, and also is involved in the acquisition and financing of new cable systems. From 1983 until 1985 he was associated with the law firm of Ryan, Swanson & Cleveland, Northland's general counsel. Mr. Penney holds a Bachelor of Arts degree from the University of Florida and a Juris Doctor from The College of William and Mary, where he was a member of The William and Mary Law Review.

GARY S. JONES. Mr. Jones is Vice President for Northland. Mr. Jones joined Northland in March 1986 as Controller and has been Vice President of Northland Telecommunications Corporation, Northland Communications Corporation and Northland Cable Television, Inc. since October 1986. He also serves as Vice President for Northland Cable Services Corporation, Cable Ad-Concepts, Inc. Cable Television Billing, Inc. and Northland Cable News, Inc. Mr. Jones is responsible for cash management, financial reporting and banking relations for Northland and is involved in the acquisition and financing of new cable systems. Prior to joining Northland, Mr. Jones was employed as a Certified Public Accountant with Laventhol & Horwath from 1980 to 1986. Mr. Jones received his Bachelor of Arts degree in Business Administration with a major in accounting from the University of Washington in 1979.

RICHARD J. DYSTE. Mr. Dyste has served as Vice President-Technical Services of Northland Telecommunications Corporation, Northland Communications Corporation and Northland Cable Television, Inc. since April 1987. He also serves as Vice President for Cable Ad-Concepts, Inc. and Northland Cable News, Inc. During 1995, he was responsible for the management of systems serving approximately 48,600 basic subscribers in California, Idaho, Oregon and Washington. Mr. Dyste is a past president and a current member of the Mount Rainier Chapter of the Society of Cable Television Engineers, Inc. Mr. Dyste joined Northland in 1986 as an engineer and served as Operations Consultant to Northland Communications Corporation from August 1986 until April 1987. From 1977 to 1985, Mr. Dyste owned and operated Bainbridge TV Cable. He is a graduate of Washington Technology Institute.

H. LEE JOHNSON. Mr. Johnson has served as Divisional Vice President for Northland's Statesboro, Georgia Regional Office since March 1994. He is responsible for the management of systems serving over 50,400 basic subscribers in Georgia, Mississippi, North Carolina and South Carolina. He also serves as Vice President for Northland Cable News, Inc. Prior to his association with Northland, Mr. Johnson served as Regional Manager for Warner Communications, managing four cable systems in Georgia from 1968 to 1973. Mr. Johnson has also served as President of Sunbelt Finance Corporation and was employed as a System Manager for Statesboro CATV when Northland purchased the system in 1986. Mr. Johnson has been involved in the cable television industry for nearly 27 years and is a current member of the Society of Cable Television Engineers. He is a graduate of Swainsboro Technical Institute and has attended numerous training seminars, including courses sponsored by Jerrold Electronics, Scientific Atlanta and The Society of Cable Television Engineers.

The following table sets forth the executive officers and directors of FNE:

NAME                                   POSITION
- ----                                   --------

Miles Z. Gordon                        President and Director
John S. Simmers                        Vice President, Secretary and Director
Harry M. Kitter                        Treasurer

The business address for all of the above is the address of the principal executive offices of FNE.

MILES Z. GORDON. Mr. Gordon is President of FNE and President and Chief Executive Officer of Financial Network Investment Corporation ("FNIC"), and has held those positions since 1983. From 1979 through April 1983 he was President of University Securities Corporation. In 1978, Mr. Gordon was engaged in the private practice of law, and from 1973 through 1978 he was employed by the Securities and Exchange Commission. He presently serves as Chairman of the Securities Industry Association Independent Contractor Firms Committee. Mr. Gordon was also Chairman and a member of the NASD District Business Conduct Committee and a former member of the NASD Board of Governors. He is past president of the California Syndication Forum and has also served on several committees for the Securities Industry Association.

JOHN S. SIMMERS. Mr. Simmers is Vice President and Secretary of FNE and Executive Vice President and Chief Operating Officer of FNIC and has held those positions since 1983. From June 1980 through April 1983 he was Executive Vice President of University Securities Corporation, Vice President of University Capital Corporation, and Vice President of University Asset Management Group. From 1974 through May 1980 he was employed by the National Association of Securities Dealers.

HARRY M. KITTER. Mr. Kitter is Treasurer of FNE and Controller for FNIC and has held those positions since 1983. Prior to this association from 1981 to 1983 he was employed as the Los Angeles Internal Audit Manager at the Pacific Stock Exchange. From 1978 to 1981, he was Senior Accountant at Arthur Young & Co., C.P.A. He holds an MBA from the University of Pittsburgh and a bachelor's degree in economics from Lafayette College, Easton, Pennsylvania.

The following table sets forth the officers and directors of FNIII:

NAME                                        POSITION
- ----                                        --------

Miles Z. Gordon                             Director and Executive Officer
John S. Simmers                             Director and Executive Officer
John D. Cartwright                          Director
Gerald W. Brown                             Director
Harold G. Nahigian                          Director
Edward R. Hunt, Sr.                         Director
John L. Kassab                              Director



For biographies of Messers. Gordon and Simmers, please see the entries above for FNE.

GERALD W. BROWN is President of Coordinated Management Corporation, Koll Center Bellevue, 500 108th Avenue, NE, #225, Bellevue, Washington. Mr. Brown has held this position since February 1985. Previously he was Marketing Director of University Securities Corporation from January 1979 to January 1983, and Sales Manager for American Bankers Life from June 1975 to December 1978.

JOHN D. CARTWRIGHT is President of John D. Cartwright & Associates, a position he has held since August 28, 1980. The address of John D. Cartwright & Associates is 1025 W. 190th Street #120, Gardena, California 90248.

EDWARD R. HUNT is an Independent Contractor with FNIC. Previously he was a Registered Principal with University Securities Corporation from June 1978 to August 1983. His address is 3447 Atlantic Avenue, #110, Long Beach, CA 90807.

JOHN L. KASSAB is also an Independent Contractor with FNIC. Previously he was Marketing Director of University Securities Corporation from July 1978 to July 1983. His address is P.O. Box 1690, Colfax, California 95713.

HAROLD G. NAHIGIAN is President of Nationwide Investments and Insurance, Inc., 3807 Wilshire Blvd. #1040, Los Angeles, California 90010-3145, a position he has held since August 1979. Previously he was Senior Vice President of University Securities Corporation from June 1980 to May 1983.

                              PLAN OF SOLICITATION

SPECIAL MEETING

The Special Meeting of Limited Partners of the Partnership will be held on December 18, 1996 at 3:00 p.m., local time, at the office of Northland Communications Corporation, 1201 Third Avenue, Suite 3600, Seattle, Washington 98101. The purpose of the meeting is to vote regarding the proposed liquidation of the Systems and the acquisition of such Systems by Northland. All Limited Partners are invited to attend the meeting and are urged to submit a proxy even if they will be able to attend the meeting.

FORM OF PROXY

A form of the proxy hereby solicited is set forth as Exhibit A to this Proxy Statement. Actual, execution-ready proxy forms accompany this Proxy Statement. By submitting a marked and executed proxy, a Limited Partner appoints John S. Whetzell and Richard I. Clark, or either of them, with full power of substitution, his or her attorney-in-fact to vote his or her interest as a Limited Partner at the Special Meeting with respect to approval or disapproval, as the Limited Partner specifies, of the disposition and related actions described in such proxy, as well as all actions necessary or appropriate to effect such transaction if the requisite percentage interest of Limited Partners vote to approve such transaction. Messrs. Whetzell and Clark serve as President and Vice President/Treasurer, respectively, of the Managing General Partner.

VOTING AND REVOCATION OF PROXY

All proxies will be voted in the manner indicated thereon by the Limited Partner. The proposal described in this Proxy Statement is an integrated transaction. Therefore, Limited Partners may not vote for or against individual elements of the proposed transaction, but must vote either for or against the proposed transaction as a whole. Each Limited Partner is entitled to one vote for each limited partnership unit held. There are 14,663 units of limited partnership interest outstanding. Signed proxies returned by Limited Partners who do not specify whether they wish to approve the proposed transaction will be voted for approval of such transaction. If no proxy is received from a Limited Partner and the Limited Partner does not vote in person at the Special Meeting of Limited Partners, the Limited Partner will be deemed to have voted against approval of the proposal set forth in the proxy.

Once given, a proxy may be revoked either by delivering to the Managing General Partner, prior to the vote to be taken at the Special Meeting, a proxy dated subsequent to the date of the proxy previously given or by personally appearing at the Special Meeting and prior to the commencement of the meeting delivering to the Managing General Partner notice in writing that the proxy already given is being revoked.

Only persons who are Limited Partners of record of the Partnership at the close of business on October 15, 1996 will be permitted to vote or grant proxies.

All questions as to the validity, form, eligibility, time of receipt, and acceptance of any proxies will be determined by the General Partners in their sole discretion, which determination will be final and binding.

Solicitation may be in person, by telephone, mail, or other means. The General Partners and their directors, officers, partners and employees may solicit the vote of Limited Partners.

                              FINANCIAL STATEMENTS

Included in this Proxy Statement are the Partnership's audited financial statements for the years ended December 31, 1995, 1994 and 1993, and unaudited financial statements for the six months ended June 30, 1996 and 1995. Financial statements for prior years and periods have previously been distributed to Limited Partners on an ongoing basis. Also included in this Proxy Statement are audited balance sheets and associated materials for each of the General Partners. Any Limited Partner seeking additional information regarding financial statements should contact the Managing General Partner.

NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
BALANCE SHEETS - (Unaudited)
(Prepared by the Managing General Partner)


                                                                                June 30,                       December 31,
                                                                                  1996                             1995
                                                                           -------------------              -------------------

                                     ASSETS

Cash                                                                              $   627,048                      $   384,304
Accounts receivable                                                                   258,089                          378,621
Prepaid expenses                                                                      124,412                           86,313
Property and equipment, net of accumulated
  depreciation of $14,057,886 and $13,265,067,
  respectively                                                                     11,424,737                       11,507,245
Intangible assets, net of accumulated
  amortization of $1,578,178 and $1,396,035,
  respectively                                                                      2,284,075                        2,717,651
                                                                           -------------------              -------------------
Total assets                                                                      $14,718,361                      $15,074,134
                                                                           ===================              ===================


                        LIABILITIES AND PARTNERS' EQUITY

Accounts payable and accrued expenses                                             $ 1,123,955                      $   801,634
Due to managing general partner and affiliates                                         40,020                          116,345
Converter deposits                                                                     40,399                           44,184
Subscriber prepayments                                                                 97,939                          185,835
Notes payable                                                                      19,571,164                       19,789,175

                                                                           -------------------              -------------------
                  Total liabilities                                                20,873,477                       20,937,173
                                                                           -------------------              -------------------

Partners' equity:
 General Partners:

   Contributed capital, net                                                           (51,616)                         (50,875)
   Accumulated deficit                                                                (71,897)                         (69,717)
                                                                           -------------------              -------------------
                                                                                     (123,513)                        (120,592)
                                                                           -------------------              -------------------

 Limited Partners:

   Contributed capital, net                                                         1,086,099                        1,159,414
   Accumulated deficit                                                             (7,117,702)                      (6,901,861)
                                                                           -------------------              -------------------
                                                                                   (6,031,603)                      (5,742,447)
                                                                           -------------------              -------------------


                  Total partners' equity                                           (6,155,116)                      (5,863,039)
                                                                           -------------------              -------------------


Total liabilities and partners' equity                                            $14,718,361                      $15,074,134
                                                                           ===================              ===================

            The accompanying notes to unaudited financial statements
                    is an integral part of these statements

NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS - (Unaudited)
(Prepared by the Managing General Partner)


                                                                                    For the six months ended June 30,
                                                                           ----------------------------------------------------

                                                                                  1996                             1995
                                                                           -------------------              -------------------

Service revenues                                                                  $ 4,326,394                      $ 2,989,066

Expenses:

  Operating                                                                           544,746                          374,962
  General and administrative (including
     $601,843 and $363,774 to affiliates
     in 1996 and 1995, respectively)                                                1,155,234                          746,087
Programming                                                                           980,339                          620,267
Depreciation and amortization                                                         974,963                          709,390
                                                                           -------------------              -------------------
                                                                                    3,655,282                        2,450,706
                                                                           -------------------              -------------------

Income from operations                                                                671,112                          538,360

Other income (expense):

   Interest expense                                                                  (890,446)                        (365,087)
   Interest income                                                                      1,313                            2,394
   Loss on disposal of assets                                                               -                           (4,240)

                                                                           -------------------              -------------------
                                                                                     (889,133)                        (366,933)
                                                                           -------------------              -------------------

Net income (loss)                                                                 $  (218,021)                         171,427
                                                                           ===================              ===================


Allocation of net income (loss):

   General Partners                                                               $    (2,180)                     $     1,714
                                                                           ===================              ===================


   Limited Partners                                                               $  (215,841)                     $   169,713
                                                                           ===================              ===================


Net income (loss) per limited partnership unit:

     (14,663 units)                                                               $       (15)                     $        12
                                                                           ===================              ===================


Net income (loss) per $1,000 investment                                           $       (30)                     $        23
                                                                           ===================              ===================


            The accompanying notes to unaudited financial statements
                    is an integral part of these statements

NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS - (Unaudited)
(Prepared by the Managing General Partner)


                                                                                    For the six months ended June 30,
                                                                           ----------------------------------------------------

                                                                                  1996                             1995
                                                                           -------------------              -------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                                 $  (218,021)                     $   171,427
Adjustments to reconcile net income (loss) to cash provided by operating activities:

   Depreciation and amortization                                                      974,963                          709,390
   Loss on disposal of assets                                                               -                            4,515
   (Increase) decrease in operating assets:

     Accounts receivable                                                              120,532                           (8,468)
     Prepaid expenses                                                                 (38,099)                         (32,308)
   Increase (decrease) in operating liabilities
     Accounts payable and accrued expenses                                            322,321                           63,258
     Due to managing general partner and affiliates                                   (76,325)                          29,645
     Converter deposits                                                                (3,785)                             512
     Subscriber prepayments                                                           (87,896)                         (82,471)
                                                                           -------------------              -------------------
Net cash from operating activities                                                    993,690                          855,500
                                                                           -------------------              -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of property and equipment, net                                              (459,975)                        (204,627)
Purchase of cable television systems                                                 (268,750)                               -
                                                                           -------------------              -------------------
Net cash used in investing activities                                                (728,725)                        (204,627)
                                                                           -------------------              -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Net proceeds from seller escrow                                                        71,397                                -
Principal payments on borrowings                                                         (523)                        (589,189)
Distributions to partners                                                             (74,056)                        (148,911)
Loan fees and other costs incurred                                                    (19,039)                               -
                                                                           -------------------              -------------------
Net cash used in financing activities                                                 (22,221)                        (738,100)
                                                                           -------------------              -------------------

INCREASE (DECREASE)  IN CASH                                                          242,744                          (87,227)

CASH, beginning of period                                                             384,304                          350,892

                                                                           -------------------              -------------------
CASH, end of period                                                               $   627,048                      $   263,665
                                                                           ===================              ===================


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

   Cash paid during the period for interest                                       $   583,519                      $   367,317
                                                                           ===================              ===================

            The accompanying notes to unaudited financial statements
                    is an integral part of these statements

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                  JUNE 30, 1996

(1)  PRESENTATION BASIS

These unaudited financial statements are being filed in conformity with Rule 10-01 of Regulation S-X regarding interim financial statement disclosure and do not contain all of the necessary footnote disclosures required for a fair presentation of the Balance Sheets, Statements of Operations and Statements of Cash Flows in conformity with generally accepted accounting principles. However, in the opinion of management, this data includes all adjustments, consisting only of normal recurring accruals, necessary to present fairly the Partnership's financial position at June 30, 1996 and December 31, 1995, its Statements of Operations and its Statements of Cash Flows for the six months ended June 30, 1996 and 1995. Results of operations for these periods are not necessarily indicative of results to be expected for the full year.

Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although management believes that the disclosures made are adequate to make the information presented not misleading. These financial statements should be read in connection with the audited financial statements of Northland Cable Properties Four Limited Partnership included elsewhere in this Proxy Statement.

(2)  COMMITMENTS AND CONTINGENCIES

Lease Arrangements

The Partnership leases certain tower sites, office facilities and pole attachments under leases accounted for as operating leases. Rental expense included in operations amounted to $113,372 and 75,447 for the six months ended June 30, 1996 and 1995, respectively. Minimum annual lease payments to the end of the lease terms are as follows:


         1996                                          $31,624
         1997                                           21,005
         1998                                           10,367
         1999                                            3,920
         2000                                            9,120
         Thereafter                                     42,630
                                                      --------
                                                      $118,666
                                                      ========

Effects of Regulation

On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the 1992 Act). On April 1, 1993, the Federal Communications Commission (FCC) adopted rules implementing rate regulation and certain other provisions of the 1992 Act, which became effective September 1, 1993. On February 22, 1994, the FCC adopted further rate regulation rules requiring additional reductions, which became effective May 15, 1994; and revised the benchmarks and formulas used to calculate such rates. Also in February, the FCC's initial rules governing cost-of-service showings were adopted, with an effective date of May 15, 1994. Cable operators may pursue cost-of-service showings to justify charging rates for regulated services in excess of those established by the FCC in its benchmark regulatory scheme.

On May 5, 1995, the FCC announced the adoption of a simplified set of rate regulation rules applicable to small cable systems, defined as a system serving 15,000 or fewer subscribers, owned by small companies, defined as a company serving 15,000 or fewer subscribers, owned by small companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Partnership is a small company and each of the Partnership's cable systems are small systems. Maximum permitted rates under these revised rules are dependent on several factors including the number of regulated channels offered, the net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return.

It is management's opinion that, in all material respects, the rates in effect in the Partnership's cable systems are within the maximum allowable rates permitted under the FCC's small cable system rules.

On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) became law. The 1996 Act will eliminate all rate controls on cable programming service tiers of small cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). All of the Partnership's cable systems qualify as small cable systems. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations, a process that could take from several months to a few years depending on the complexity of the required changes and the statutory time limits. Because of this the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time.

                               NORTHLAND CABLE PROPERTIES FOUR LIMITED
                               PARTNERSHIP

                               FINANCIAL STATEMENTS
                               AS OF DECEMBER 31, 1995 AND 1994
                               TOGETHER WITH AUDITORS' REPORT

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                  BALANCE SHEETS -- DECEMBER 31, 1995 AND 1994

                     ASSETS

                                                                   1995                  1994
                                                                  ------                -----
CASH                                                            $   384,304          $   350,892

ACCOUNTS RECEIVABLE                                                 378,621              135,960

PREPAID EXPENSES                                                     86,313               56,210

INVESTMENT IN CABLE TELEVISION PROPERTIES:
       Property and equipment, at cost                           24,772,312           16,209,792
       Less--accumulated depreciation                           (13,265,067)         (12,415,608)
                                                                -----------          -----------
                                                                 11,507,245            3,794,184
       Franchise agreements (net of
       accumulated amortization of
       $899,053 in 1995 and $770,734
       in 1994)                                                   1,801,801              329,130
       Noncompetition agreements and
       other intangibles (net of
       accumulated amortization of
       $496,982 in 1995 and $489,328
       in 1994)                                                     915,850               78,969
                                                                -----------          -----------
               Total investment in cable
               television properties                             14,224,896            4,202,283
                                                                -----------          -----------

               Total assets                                     $15,074,134          $ 4,745,345
                                                                ===========          ===========



                        LIABILITIES AND PARTNERS' DEFICIT

                                                                   1995                  1994
                                                                  ------                -----
LIABILITIES:
    Accounts payable and accrued expenses                     $   801,634          $   489,794
    Due to General Partner and affiliates                         116,345               58,851
    Deposits                                                       44,184               31,995
    Subscriber prepayments                                        185,835              138,196
    Notes payable                                              19,789,175            9,784,068
                                                              -----------          -----------
               Total liabilities                               20,937,173           10,502,904
                                                              -----------          -----------

COMMITMENTS AND CONTINGENCIES (Note 7)

PARTNERS' DEFICIT:
    General partners-
       Contributed capital, net                                   (50,875)             (47,905)
       Accumulated deficit                                        (69,717)             (71,632)
                                                              -----------          -----------
                                                                 (120,592)            (119,537)
                                                              -----------          -----------
    Limited partners-
       Contributed capital, net - 14,663
        units in 1995 and 1994                                  1,159,414            1,453,466
       Accumulated deficit                                     (6,901,861)          (7,091,488)
                                                              -----------          -----------
                                                               (5,742,447)          (5,638,022)
                                                              -----------          -----------
               Total liabilities and
                partners' deficit                             $15,074,134          $ 4,745,345
                                                              ===========          ===========

      The accompanying notes are an integral part of these balance sheets.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                            STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                            1995                      1994                       1993
                                                        -----------                -----------                -----------

REVENUE                                                 $ 6,617,205                $ 5,657,619                $ 5,406,112
                                                        -----------                -----------                -----------
    EXPENSES:
    Operating (including $52,395,
       $32,848 and $33,084 paid to
       affiliates in 1995, 1994 and 1993,
       respectively)                                        838,545                    848,919                    735,936
    General and administrative
       (including $681,345, $570,155 and
       $548,091 paid to affiliates in
       1995, 1994 and 1993, respectively)                 1,740,021                  1,486,927                  1,409,693
    Programming                                           1,394,806                  1,101,474                  1,011,566
    Depreciation and amortization                         1,381,435                  1,653,369                  1,617,971

                                                        -----------                -----------                -----------
                                                          5,354,807                  5,090,689                  4,775,166
                                                        -----------                -----------                -----------
               Operating income                           1,262,398                    566,930                    630,946

OTHER INCOME (EXPENSE):
    Interest income                                           5,601                      3,827                      8,374
    Interest expense                                     (1,005,691)                  (601,948)                  (731,802)
    Other expense                                           (15,467)                   (25,000)                        --
    Loss on disposal of assets                              (55,299)                   (13,087)                        --
                                                        -----------                -----------                -----------
               Net income (loss)                        $   191,542                $   (69,278)               $   (92,482)
                                                        ===========                ===========                ===========

ALLOCATION OF NET INCOME (LOSS):
    General partners                                    $     1,915                $      (693)               $      (925)
                                                        ===========                ===========                ===========

    Limited partners                                    $   189,627                $   (68,585)               $   (91,557)
                                                        ===========                ===========                ===========
NET INCOME (LOSS) PER LIMITED
    PARTNERSHIP UNIT                                    $        13                $        (5)               $        (6)
                                                        ===========                ===========                ===========





                    The accompanying notes are an integral
                      part of these financial statements.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                    General                Limited
                                                    Partners               Partners                 Total
                                                   ----------            ------------            -----------

BALANCE, December 31, 1992                         $(111,948)            $(4,817,780)            $(4,929,728)

    Repurchase of limited partnership
       units                                              --                 (28,000)                (28,000)

    Cash distributions ($20 per limited
       partnership unit)                              (2,993)               (296,270)               (299,263)

    Net loss                                            (925)                (91,557)                (92,482)
                                                   ---------             -----------             -----------
BALANCE, December 31, 1993                          (115,866)             (5,233,607)             (5,349,473)

    Repurchase of limited partnership
       units                                              --                 (41,000)                (41,000)

    Cash distributions ($20 per limited
       partnership unit)                              (2,978)               (294,830)               (297,808)

    Net loss                                            (693)                (68,585)                (69,278)
                                                   ---------             -----------             -----------
BALANCE, December 31, 1994                          (119,537)             (5,638,022)             (5,757,559)

    Cash distributions ($20 per limited
       partnership unit)                              (2,970)               (294,052)               (297,022)

    Net income                                         1,915                 189,627                 191,542
                                                   ---------             -----------             -----------
BALANCE, December 31, 1995                         $(120,592)            $(5,742,447)            $(5,863,039)
                                                   =========             ===========             ===========





                    The accompanying notes are an integral
                      part of these financial statements.

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995                 1994                 1993
                                                                          ------------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                       $    191,542         $   (69,278)        $   (92,482)
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities-
      Depreciation and amortization                                          1,381,435           1,653,369           1,617,971
      Loss on disposal of assets                                                55,299              13,087                  --
      (Increase) decrease in operating assets:
        Accounts receivable                                                   (193,261)             10,199              (7,606)
        Prepaid expenses                                                       (30,103)             12,571                 831
      Increase (decrease) in operating liabilities:
        Accounts payable and accrued expenses                                  311,840             134,928              13,266
        Due to General Partner and affiliates                                   57,494              37,529             (14,170)
        Deposits                                                                12,189              (1,035)              1,401
        Subscriber prepayments                                                  47,639              17,969             (15,764)
                                                                          ------------         -----------         -----------
               Net cash provided by operating activities                     1,834,074           1,809,339           1,503,447
                                                                          ------------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment, net                                    (769,176)           (509,415)           (494,810)
  Purchases of cable television systems                                    (10,229,571)                 --                  --
  Hold-back note payable                                                       455,769                  --                  --
                                                                          ------------         -----------         -----------
               Net cash used in investing activities                       (10,542,978)           (509,415)           (494,810)
                                                                          ------------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from borrowings                                                  19,333,406                  --                  --
  Principal payments on notes payable                                       (9,784,068)           (824,866)           (955,071)
  Distributions to partners                                                   (297,022)           (297,808)           (299,263)
  Loan fees and other costs incurred                                          (510,000)                 --                  --
  Repurchase of limited partnership units                                           --             (41,000)            (28,000)
                                                                          ------------         -----------         -----------
               Net cash provided by (used in) financing activities           8,742,316          (1,163,674)         (1,282,334)
                                                                          ------------         -----------         -----------

INCREASE (DECREASE) IN CASH                                                     33,412             136,250            (273,697)

CASH, beginning of year                                                        350,892             214,642             488,339
                                                                          ------------         -----------         -----------
CASH, end of year                                                         $    384,304         $   350,892         $   214,642
                                                                          ============         ===========         ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for interest                                  $    978,220         $   601,973         $   760,223
                                                                          ============         ===========         ===========




   The accompanying notes are an integral part of these financial statements.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1995

1.  ORGANIZATION AND PARTNERS' INTERESTS:

Formation and Business

Northland Cable Properties Four Limited Partnership (the Partnership), a Washington limited partnership, was formed on January 2, 1985. The Partnership was formed to acquire, develop and operate cable television systems. The Partnership began operations on April 19, 1985, by acquiring cable television systems in the city of Sherman, Texas. Additional systems were acquired in San Joaquin, California, and Tyler, Texas. In September of 1995, the Partnership acquired cable television systems serving the areas of Hillsboro, Kaufman, New Waverly, Waterwood and Oak Grove, Texas. In October of 1995, the Partnership acquired cable television systems serving the areas of Huffman, Prarie View, Cut and Shoot, Brookshire, Tarkenton, Ace, Simonton and Fulshear, Texas. The Partnership has 41 nonexclusive franchises to operate the cable systems for periods which will expire at various dates through the year 2012.

Northland Communications Corporation is the Managing General Partner (the General Partner) of the Partnership. The General Partner and its affiliates also own and operate cable television systems. In addition, the General Partner manages cable television systems for other limited partnerships for which it is the General Partner.

FN Equities Joint Venture is the Administrative General Partner of the Partnership.

Contributed Capital, Commissions and Offering Costs

The capitalization of the Partnership is set forth in the accompanying statements of changes in partners' deficit. No limited partner is obligated to make any additional contribution to partnership capital.

The general partners purchased their 1% interest in the Partnership by contributing $1,000 to partnership capital.

Pursuant to the Partnership Agreement, brokerage fees paid to an affiliate of the Administrative General Partner and other offering costs are recorded as a reduction of limited partners' capital.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Depreciation

Depreciation of property and equipment is provided using the straight-line method over the following estimated service lives:

               Buildings                           20 years
               Distribution plant                  10 years
               Other equipment                   5-10 years

Allocation of Cost of Purchased Cable Television Systems

The Partnership allocates the total contract purchase price of cable television systems acquired as follows: first, to the estimated fair value of net tangible assets acquired; then, to the franchise and other determinable intangible costs; then, any excess would have been allocated to goodwill.

Intangible Assets

Costs assigned to franchise agreements and noncompetition agreements and other intangibles are being amortized using the straight-line method over the following estimated useful lives:

               Franchise agreements                   12-23 years
               Noncompetition agreements and
                 other intangibles                     5-15 years

Revenue Recognition

The Partnership recognizes revenue in the month service is provided to customers and accounts for advance payments on services to be rendered as subscriber prepayments.

Estimates Used in Financial Statement Presentation

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to conform prior years' data with the current year presentation.

3.  TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES:

Management Fees

The General Partner manages the Partnership and receives a fee for its services equal to 6% of the gross revenues of the Partnership, excluding revenues from the sale of cable television systems or franchises. The amount of management fees charged by the General Partner was $396,408, $339,457 and $324,367 during 1995, 1994 and 1993, respectively.

Income Allocation

All items of income, loss, deduction and credit are allocated 99% to the limited partners and 1% to the general partners until the limited partners have received aggregate cash distributions in an amount equal to aggregate capital contributions. Thereafter, the general partners receive 25% and the limited partners are allocated 75% of partnership income, losses and distributions. In any year after the limited partners have received cumulative cash distributions equal to 100% of their contributions, the limited partners will receive cash distributions equal to at least 50% of the net taxable income allocated to them prior to any cash distribution to the general partners. Any distributions other than from cash flow, such as from the sale or refinancing of a system or upon dissolution of the Partnership, will be determined according to contractual stipulations in the Partnership Agreement.

The limited partners' total initial contributions to capital were $7,500,000 ($500 per limited partnership unit). As of December 31, 1995, $5,150,259 ($351 per limited partnership unit) has been distributed to the limited partners and the Partnership has repurchased $154,500 of limited partnership units (267 units at $500 per unit and 70 units at $300 per unit).

Reimbursements

The General Partner provides certain centralized services to the Partnership and other affiliated entities. As set forth in the Partnership Agreement, the Partnership reimburses the General Partner for the cost of those services provided by the General Partner to the Partnership. These services include engineering, marketing, management services, accounting, bookkeeping, legal, copying, office rent and computer services.

The amounts billed to the Partnership for these services are based on the General Partner's cost. The cost of certain services is charged directly to the Partnership, based upon actual time spent by employees of the General Partner. The cost of other services is allocated to the Partnership, and other affiliated entities, based upon their relative size, revenue and other factors. Amounts charged to the Partnership by the General Partner for these services were $324,511, $270,988 and $266,449 for 1995, 1994 and 1993, respectively.

In 1995, 1994 and 1993, the Partnership paid billing service fees to an affiliate, amounting to $42,444, $37,481 and $36,161, respectively.

The Partnership has entered into an operating management agreement with an affiliate managed by the General Partner. Under the terms of these agreements, the affiliate serves as the managing agent for one of the Partnership's cable television systems and is reimbursed for certain operating, administrative and programming expenses. The Partnership paid $29,856, $20,590 and $23,788 under the terms of these agreements during 1995, 1994 and 1993, respectively.

During 1994 and 1993 the Partnership served as the managing agent for an affiliate's cable television system and was reimbursed for certain operating and programming expenses. The Partnership received $23,272 and $30,408 under the terms of these agreements during 1994 and 1993, respectively.

In September 1994, the Partnership began paying monthly program license fees to Northland Cable News, Inc. (NCN), an affiliate of the General Partner, for the rights to distribute programming developed and produced by NCN. Total license fees paid to NCN during 1995 and 1994 were $24,619 and $40,002, respectively.

Cable Ad Concepts, Inc. (CAC), an affiliate of the General Partner, was formed in 1993 and began operations in 1994. CAC was organized to assist in the development of local advertising markets and management and training of local sales staffs. CAC billed the Partnership $14,296 and $11,950 in 1995 and 1994, respectively, for these services.

Due to General Partner and Affiliates

The liability to the General Partner and affiliates consists of the following:

                                                        December 31,
                                                     -----------------

                                                     1995          1994
                                                    ------       ------
          Management fees                       $ 40,574         $28,913
          Reimbursable operating costs
            and other                             39,016          26,474
          Due to affiliates                       36,755           3,464
                                                --------         -------
                                                $116,345         $58,851
                                                ========         =======

4.  PROPERTY AND EQUIPMENT:

Property and equipment consists of the following:

                                                    December 31,
                                              ------------------------

                                             1995                  1994
                                            ------                -----
Land and buildings                        $   346,392           $   287,892
Distribution plant                         23,009,700            14,714,120
Other equipment                             1,382,604             1,168,295
Construction in progress                       33,616                39,485
                                          -----------           -----------
                                           24,772,312            16,209,792

Less--accumulated depreciation             13,265,067            12,415,608
                                          -----------           -----------
                                          $11,507,245           $ 3,794,184
                                          ===========           ===========


Replacements, renewals and improvements are capitalized. Maintenance and repairs are charged to expense as incurred.

5.  NOTES PAYABLE:

Notes payable consists of the following:

                                                                                       December 31,
                                                                                 -----------------------
                                                                                  1995             1994
                                                                                 ------           -----
Revolving credit and term loan agreement,
    collateralized by a first lien position on all
    present and future assets of the Partnership.
    Interest rates vary based on certain financial
    covenants; currently 8.92% (weighted average).
    Graduated principal payments plus interest are due
    quarterly until maturity on December 31, 2003.                               $19,333,406    $     -

Unsecured, subordinated hold-back note, bearing
    interest at the prime rate, currently 8.5%,
    payable June 1996.                                                               237,658          -

Unsecured, subordinated, non-interest bearing hold-
    back note, payable April 1996.                                                   218,111          -

Term loan, repaid in 1995, collateralized by a first
    lien position on all present and future assets of
    the Partnership.                                                                     -        9,784,068
                                                                                 -----------     ----------
                                                                                 $19,789,175     $9,784,068
                                                                                 ===========     ==========

Annual maturities of notes payable after December 31, 1995 are as follows:

               1996                      $ 1,132,438
               1997                        1,353,388
               1998                        1,546,672
               1999                        2,030,008
               2000                        2,610,010
               Thereafter                 11,116,659
                                         -----------
                                         $19,789,175
                                         ===========

Under the terms of the revolving credit and term loan agreement, the Partnership has agreed to restrictive covenants which require the maintenance of certain ratios, including a maximum Leverage Ratio of 5.75 to 1, a minimum Pro Forma Debt Service Ratio of 1.15 to 1 and a minimum Interest Coverage Ratio of 1.75 to
1. As of December 31, 1995, the Partnership was not in compliance with the requirements for limited partnership distributions made and the outstanding balance on a hold-back note payable. The Partnership has received a waiver from the creditor for these covenant violations. The General Partner submits quarterly debt compliance reports to the Partnership's creditor under this agreement.

The Partnership has entered into interest rate swap agreements to reduce the impact of changes in interest rates. Interest rate swap transactions generally involve the exchange of fixed and floating interest payment obligations without the exchange of the underlying principal amounts. At December 31, 1995, the Partnership had outstanding two interest rate swap agreements with its creditor, having a notional principal amount of $14,000,000. These agreements effectively change the Partnership's interest rate exposure to a fixed rate of 5.96% (weighted average), plus an applicable margin based on certain financial covenants (the margin at December 31, 1995 was 3.0%). Both interest rate swap agreements expire in September of 1997. At December 31, 1995, the Partnership would have been required to pay approximately $173,000 to settle these agreements, based on the fair value estimated by the counterparty.

The counterparty to the Partnership's interest rate swap agreements is the Partnership's creditor. The Partnership is exposed to credit risk to the extent of nonperformance by this counterparty; however, management believes the risk of incurring losses due to credit risk is remote. The notional amount of the instruments discussed above reflects the extent of involvement in the instruments, but does not represent the Partnership's exposure to market risk. Considerable judgment is required to develop the estimates of fair value; thus, the estimates provided above are not necessarily indicative of the amounts that could be realized in a current market exchange.

6.  INCOME TAXES:

Income taxes have not been recorded in the accompanying financial statements because they are obligations of the partners. The federal and state income tax returns of the Partnership are prepared and filed by the General Partner.

The tax returns, the qualification of the Partnership as such for tax purposes and the amount of distributable partnership income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's qualification or in changes with respect to the income or loss, the tax liability of the partners would likely be changed accordingly.

Taxable income to the limited partners was approximately $321,000, $846,000 and $710,000 for the three years in the period ended December 31, 1995, and is different from that reported in the statements of operations due to the difference in depreciation expense allowed for tax purposes and that amount recognized under generally accepted accounting principles. There were no other significant differences between taxable income and the net income (loss) reported in the statements of operations.

In general, under current federal income tax laws, a limited partner's allocated share of tax losses from a partnership is allowed as a deduction on his individual income tax return only to the extent of the partner's adjusted basis in his partnership interest at the end of the tax year. Any excess losses over adjusted basis may be carried forward to future tax years, and are allowed as a deduction to the extent the partner has an increase in his adjusted basis in the partnership through either an allocation of partnership income or additional capital contributions to the partnership.

In addition, the current tax law does not allow a taxpayer to use losses from a business activity in which he does not materially participate (a "passive activity," e.g., a limited partner in a limited partnership) to offset other income such as salary, active business income, dividends, interest, royalties and capital gains. However, such losses can be used to offset other income from passive activities. Disallowed losses can be carried forward indefinitely to offset future income from passive activities. Disallowed losses can be used in full when the taxpayer recognizes gain or loss upon the disposition of his entire interest in the passive activity.

7.  COMMITMENTS AND CONTINGENCIES:

Lease Arrangements

The Partnership rents tower sites, office facilities and pole attachments under leases accounted for as operating leases. Rental expense included in operations was $169,945, $190,215 and $138,503 in 1995, 1994 and 1993, respectively.
Minimum lease payments to the end of the lease terms are as follows:

                  1996                   $ 31,624
                  1997                     21,005
                  1998                     17,835
                  1999                     16,920
                  2000                     16,720
                  Thereafter               55,170
                                         --------
                                         $159,274
                                         ========

Effects of Regulation

On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the 1992 Act). On April 1, 1993, the Federal Communications Commission (FCC) adopted rules implementing rate regulation and certain other provisions of the 1992 Act, which became effective September 1, 1993. On February 22, 1994, the FCC adopted further rate regulation rules requiring additional reductions, which became effective May 15, 1994, and revised the benchmarks and formulas used to calculate such rates. Also in February, the FCC's initial rules governing cost-of-service showings were adopted, with an effective date of May 15, 1994. Cable operators may pursue cost-of-service showings to justify charging rates for regulated services in excess of those established by the FCC in its benchmark regulatory scheme.

On May 5, 1995, the FCC announced the adoption of a simplified set of rate regulation rules applicable to small cable systems, defined as a system serving 15,000 or fewer subscribers, owned by small companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Partnership is a small company and each of the Partnership's cable systems are small systems. Maximum permitted rates under these revised rules are dependent on several factors including the number of regulated channels offered, the net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return.

It is management's opinion that, in all material respects, the rates in effect in the Partnership's cable systems are within the maximum allowable rates permitted under the FCC's small cable system rules.

On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) became law. The 1996 Act will eliminate all rate controls on cable programming service tiers of small cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). All of the Partnership's cable systems qualify as small cable systems. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations, a process that could take from several months to a few years depending on the complexity of the required changes and the statutory time limits. Because of this the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time.

8.  CABLE TELEVISION SYSTEM ACQUISITION:

On September 15, 1995, the Partnership acquired substantially all of the operating assets and franchise rights of cable systems serving approximately 3,500 subscribers in or around the communities of Kaufman, Oak Grove, Hillsboro, New Waverly and Waterwood, all in the state of Texas. The purchase price for these systems was $4,492,254, of which $4,226,896 was paid at the closing date. The balance will be paid in June 1996, net of any purchase price and other adjustments, under the terms of an unsecured, subordinated hold-back note bearing interest at the prime rate. At December 31, 1995, the balance owing on this note was $237,658. The purchase was financed by borrowings under the Partnership's revolving credit and term loan facility.

On October 31, 1995, the Partnership acquired substantially all operating assets and franchise rights of the cable television systems in or around Huffman, Prairie View, Waller, Cut and Shoot, Brookshire, Tarkenton, Ace, Simonton and Fulshear, all in the state of Texas (the Brookridge system). The Brookridge system serves approximately 3,600 subscribers and the purchase price was $5,585,900 of which $5,306,510 was paid at the closing date. The balance will be paid in April 1996, net of any purchase price and other adjustments, under the terms of an unsecured, subordinated, non-interest bearing hold-back note. At December 31, 1995, the balance owing on this note was $218,111. The purchase was financed by borrowings under the Partnership's revolving credit and term loan facility.

Pro forma operating results (unaudited) of the Partnership for 1995, assuming the acquisitions of the systems described above had been made at the beginning of year, follow.

                                                         For the year ended
                                                            December 31,
                                                                1995
                                                         ------------------
                                                             (unaudited)

         Revenue                                            $ 8,799,777
                                                            ===========

         Net loss                                           $(1,101,961)
                                                            ===========

         Net loss per limited partnership unit              $       (74)
                                                            ===========

                           FN EQUITIES JOINT VENTURE
                          (A CALIFORNIA PARTNERSHIP)
                               FINANCIAL REPORT
                                 JUNE 30, 1996















                   SINGER, LEWAK, GREENBAUM & GOLDSTEIN
                       CERTIFIED PUBLIC ACCOUNTANTS

                                 CONTENTS


                                                                   PAGE
INDEPENDENT AUDITOR'S REPORT                                         1

FINANCIAL STATEMENT

   Balance Sheet                                                     2

   Notes to Financial Statement                                     3-5


















                     SINGER, LEWAK, GREENBAUM & GOLDSTEIN
                         CERTIFIED PUBLIC ACCOUNTANTS

                  [SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT


To the Partners
FN Equities Joint Venture
Torrance, California



Partners:

We have audited the accompanying balance sheet of FN Equities Joint Venture (a California Partnership) as of June 30, 1996. This financial statement is the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on this financial statement based on our audit. We did not audit the financial statements of the four Northland Cable Properties Limited Partnerships, the investments in which, as discussed in Note 2 to the financial statement, are accounted for by the equity method of accounting. The financial statements of the four Northland Cable Properties Limited Partnerships were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for the four Northland Cable Properties Limited Partnerships, is based solely on he reports of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement . An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the balance sheet referred to above presents fairly, in all material respects, the financial position of FN Equities Joint Venture as of June 30, 1996 in conformity with generally accepted accounting principles.



/s/ Singer, Lewak, Greenbaum & Goldstein LLP

Los Angeles, California
July 3, 1996

                           FN EQUITIES JOINT VENTURE
                           (A CALIFORNIA PARTNERSHIP)
                                 BALANCE SHEET
                              As of June 30, 1996


                                     ASSETS

CURRENT ASSETS                                          $693
  Cash                                                  ----
        TOTAL ASSETS                                    $693
                                                        ====

                               PARTNERS' CAPITAL

PARTNERS' CAPITAL                                       $693
                                                        ----
        TOTAL PARTNERS' CAPITAL                         $693
                                                        ====










   The accompanying notes are an integral part of these financial statements.

                      SINGER, LEWAK, GREENBAUM & GOLDSTEIN
                          CERTIFIED PUBLIC ACCOUNTANTS

                           FN EQUITIES JOINT VENTURE
                           (A CALIFORNIA PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS
                              As of June 30, 1996


NOTE 1 - ORGANIZATION AND PARTNERS' INTERESTS

         Formation and Banners

         FN Equities Joint Venture (the Joint Venture), a California Partnership, was formed on November 12, 1984. The Joint Venture was formed to serve as the Administrative General Partner of certain limited partnerships, as described in Note 3, involved in the acquisition, construction, operation, sale, or other disposition of cable television systems and to provide administrative services to certain other limited partnerships.

         Contributed Capital and Income Allocation

         The three partners in the Joint Venture are John Simmers (Simmers); FN Equities, Inc., a California corporation (FN); and FN Network Partners, Ltd., a California limited partnership (NPL). The Joint Venture is operated in accordance with the Amended and Restated Joint Venture Agreement dated March 15, 1989 (the Joint Venture Agreement).

         The initial capital contributions of each of the partners were as follows: Simmers--no initial capital contribution, FN--$100, NPL--$100,000. The Joint Venture Agreement provides that all additional capital contributions shall be made by NPL, but no additional capital contributions shall be required, nor shall any partner be entitled to a return of any of his capital contribution without the agreement of all the partners.

         As defined in the Joint Venture Agreement, net income and net losses of the Joint Venture shall be allocated among the partners in the following proportions: 10% to Simmers and 90% to NPL.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Investments in Limited Partnerships

         Investments in limited partnerships are carried on the equity method whereby the Joint Venture records the investments at cost and, on an ongoing basis, the investments are adjusted to reflect the Joint Venture's share of the income or loss of the limited partnerships and additional contributions to or withdrawals from the portfolio entities.

         Income Taxes

         Income taxes are the responsibility of the Joint Venture's individual partners. Accordingly, no income taxes have been provided for in this financial statement.



                      SINGER, LEWAK, GREENBAUM & GOLDSTEIN
                          Certified Public Accountants

                           FN EQUITIES JOINT VENTURE
                           (A CALIFORNIA PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS
                              As of June 30, 1996

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - INVESTMENTS IN LIMITED PARTNERSHIPS

         At June 30, 1996, the Joint Venture was the Administrative General Partner of the following partnerships (the Northern Partnerships):

             Northland Cable Properties Four Limited Partnership (NCP4) Northland Cable Properties Five Limited Partnership (NCP5) Northland Cable Properties Six Limited Partnership (NCP6) Northland Cable Properties Seven Limited Partnership (NCP7)

         Northland Communications Corporation is the Managing General Partner of each of the Northland Partnerships. The Northland Partnerships were formed to acquire, develop, and operate cable television systems. Each Northland Partnership owns non-exclusive franchises to operate cable systems as follows:

                 Number of    Franchise area -
                 Franchises   Various towns in:             Expiration date
                 ----------   -----------------             ---------------
          NCP4     41         Texas & California            Various through 2012
          NCP5     25         Texas & North Carolina        Various through 2014
          NCP6     24         Mississippi & North Carolina  Various through 2017
          NCP7     10         Texas and Washington          Various through 2017

         Each Northland Partnership is operated under separate partnership agreements which are similar to each other but not identical. In general, items of income and loss are allocated 99% to the limited partners and 1% to the general partners (not including the Administrative General Partner) until the limited partners receive aggregate cash distributions in an amount equal to their aggregate capital contributions, at which time the general partners (including the Administrative General Partner) are allocated 25% and the limited partners are allocated 75% of partnership income, loss, and distributions. This point had not been reached in NCP4, NCP5, NCP6 or NCP7 at June 30, 1996, and accordingly, the Joint Venture had no investment interest therein.

                      SINGER, LEWAK, GREENBAUM & GOLDSTEIN
                          CERTIFIED PUBLIC ACCOUNTANTS

                           FN EQUITIES JOINT VENTURE
                           (A CALIFORNIA PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS
                              As of June 30, 1996

NOTE 3 - INVESTMENTS IN LIMITED PARTNERSHIPS (Continued)

         Summarized financial information of the Northland Partnerships as of June 30, 1996 is as follows:

                                                UNAUDITED (in 000s)
                                    -------------------------------------------
                                      NCP4        NCP5        NCP6        NCP7
                                    -------     -------     -------     -------
Cash                                $   627     $ 1,139     $   996     $   799
Other assets                            383         420         394         615
Intangible assets (net)               2,573      12,932       7,107       6,226
Investment in Cable TV
  properties (net)                   11,304      10,392       5,954      10,070
                                    -------     -------     -------     -------

        Total Assets                $14,887     $24,883     $14,451     $17,710
                                    =======     =======     =======     =======

Notes payable                       $19,660     $26,698     $13,417     $21,392
Other liabilities                     1,520       1,574       1,507       1,450
                                    -------     -------     -------     -------

        Total Liabilities            21,180      28,272      14,924      22,842
                                    -------     -------     -------     -------

Partners' (Deficit)
  General                              (125)       (246)       (132)       (153)
  Limited                            (6,168)     (3,143)       (341)     (4,979)
                                    -------     -------     -------     -------

        Total Partners' (Deficit)    (6,293)     (3,389)       (473)     (5,132)
                                    -------     -------     -------     -------

          Total Liabilities and
            Partners' (Deficit)     $14,887     $24,883     $14,451     $17,710
                                    =======     =======     =======     =======

        An affiliate of the Managing General Partner of the Northland Partnership is negotiating to acquire the operating assets of NCP4. The proposed purchase price will be based on an independent appraisal and the purchase will be subject to the approval of the limited partners. If the limited partners approval is obtained, it is anticipated that this purchase will be completed in 1996.




                      SINGER, LEWAK, GREENBAUM & GOLDSTEIN
                          CERTIFIED PUBLIC ACCOUNTANTS

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Northland Cable Properties Four Limited Partnership:

We have audited the accompanying balance sheets of Northland Cable Properties Four Limited Partnership (a Washington limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Cable Properties Four Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP
- ------------------------
Seattle, Washington,
  March 4, 1996

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Northland Cable Properties Five Limited Partnership and Subsidiary:

We have audited the accompanying consolidated balance sheets of Northland Cable Properties Five Limited Partnership and subsidiary (a Washington limited partnership) as of December 31, 1995 and 1994, and the related consolidated statements of operations, changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Cable Properties Five Limited Partnership and subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

Seattle, Washington,
  February 27, 1996

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Northland Cable Properties Six Limited Partnership:

We have audited the accompanying balance sheets of Northland Cable Properties Six Limited Partnership (a Washington limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Cable Properties Six Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

Seattle, Washington,
  February 9, 1996

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Northland Cable Properties Seven Limited Partnership:

We have audited the accompanying balance sheets of Northland Cable Properties Seven Limited Partnership (a Washington limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Cable Properties Seven Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

Seattle, Washington,
  January 24, 1996

                              ARTHUR ANDERSEN LLP
                                  [LETTERHEAD]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder of
Northland Communications Corporation:

We have audited the accompanying consolidated balance sheets of Northland Communications Corporation (a Washington corporation and a wholly owned subsidiary of Northland Telecommunications Corporation) and subsidiary as of December 31, 1995 and 1994, and the related consolidated statements of operations, changes in shareholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Communications Corporation and subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP
- -----------------------------


Seattle, Washington,
  March 21, 1996

               NORTHLAND COMMUNICATIONS CORPORATION AND SUBSIDIARY
                          (A wholly owned subsidiary of

                    Northland Telecommunications Corporation)

            CONSOLIDATED BALANCE SHEETS -- DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                                                     1995                 1994
                                                                     -----                ----
CASH                                                            $   424,243         $    60,533

ACCOUNTS RECEIVABLE                                                  39,703                   -

RECEIVABLES FROM MANAGED
LIMITED PARTNERSHIPS                                                412,012             484,684

UNSECURED NET ADVANCES TO PARENT
AND AFFILIATES                                                   13,628,675          12,281,180

OTHER                                                               130,825             105,465

INVESTMENT IN CABLE TELEVISION
PROPERTIES:
       Property and equipment, at cost                            2,859,228                   -
       Less-- accumulated depreciation                             (162,221)                  -
                                                                -----------         -----------
                                                                  2,697,007                   -
       Franchise agreements (net of
          accumulated amortization of
          $70,735 in 1995)                                        1,078,647                   -

       Other intangibles (net of accumulated
          amortization of $27,242 in 1995)                          202,066                   -
                                                                -----------         -----------
               Total investment in cable
                  television properties                           3,977,720                   -
                                                                -----------         -----------

OTHER PROPERTY AND EQUIPMENT                                      1,248,204           1,099,404

    Less-- accumulated depreciation                                (765,080)           (671,191)
                                                                -----------         -----------
                                                                    483,124             428,213
                                                                -----------         -----------

               Total assets                                     $19,096,302         $13,360,075
                                                                ===========         ===========





                      LIABILITIES AND SHAREHOLDER'S EQUITY

                                                                      1995                1994
                                                                     -----                ----
LIABILITIES:
    Accounts payable and accrued expenses                       $   235,127         $    38,566
    Subscriber prepayments                                           46,240                   -
    Deposits                                                          6,099                   -
    Due to managed limited partnership                              581,037                   -
    Notes payable                                                 2,963,692              27,951
    Taxes payable                                                 3,975,350           3,766,250
    Accumulated deficit in managed limited partnerships             668,697             488,119
                                                                -----------         -----------
               Total liabilities                                  8,476,242           4,320,886
                                                                -----------         -----------


COMMITMENTS AND CONTINGENCIES (Note 8)



SHAREHOLDER'S EQUITY:
    Common stock, par value $.00625 per share;
       4,000,000 shares authorized;
       10,000 shares issued and outstanding                              63                  63
    Additional paid-in capital                                      995,101             995,101
    Retained earnings                                             9,624,896           8,044,025
                                                                -----------         -----------
               Total shareholder's equity                        10,620,060           9,039,189
                                                                -----------         -----------
               Total liabilities and shareholder's
                  equity                                        $19,096,302         $13,360,075
                                                                ===========         ===========


                 The accompanying notes are an integral part of
                       these consolidated balance sheets.

               NORTHLAND COMMUNICATIONS CORPORATION AND SUBSIDIARY
                          (A wholly owned subsidiary of
                    Northland Telecommunications Corporation)


                      CONSOLIDATED STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                   1995              1994
                                                                   ----              ----
MANAGEMENT OPERATIONS:
    Management fee revenue                                      $2,061,528        $2,182,266
    General and administrative expenses, net of
       reimbursed operating expenses                               193,863           501,148
                                                                ----------        ----------
               Income from management operations                 1,867,665         1,681,118
                                                                ----------        ----------
CABLE TELEVISION OPERATIONS:
    Service revenues                                               863,274                 -

    Expenses, including reimbursements to affiliates-
       Operating                                                    75,735                 -
       General and administrative                                  148,005                 -
       Programming                                                 204,337                 -
                                                                ----------        ----------
               Income from cable television operations             435,197                 -
                                                                ----------        ----------
               Income from operations before depreciation
                  and amortization                               2,302,862         1,681,118
                                                                ----------        ----------
DEPRECIATION AND AMORTIZATION EXPENSE                              354,088            98,596
                                                                ----------        ----------
               Income from operations                            1,948,774         1,582,522
                                                                ----------        ----------
OTHER INCOME (EXPENSE):
    Interest income                                                 16,252             7,699
    Interest expense                                              (156,624)          (55,877)
    (Loss) gain on sale of managed limited partnership
      interests                                                    (23,588)        3,518,417
    Equity in net income of managed limited
      partnerships                                                   6,657           260,788
    Loss on disposal of assets                                           -           (18,134)
    Other                                                                -            (1,395)
                                                                ----------        ----------
                                                                  (157,303)        3,711,498
                                                                ----------        ----------
               Income before income taxes                        1,791,471         5,294,020

PROVISION IN LIEU OF INCOME TAXES                                  210,600         1,807,827
                                                                ----------        ----------
NET INCOME                                                      $1,580,871        $3,486,193
                                                                ==========        ==========



              The accompanying notes are an integral part of these
                       consolidated financial statements.

               NORTHLAND COMMUNICATIONS CORPORATION AND SUBSIDIARY
                          (A wholly owned subsidiary of
                    Northland Telecommunications Corporation)


           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                       Common Stock
                                     ---------------------        Additional
                                       Number                      Paid-in            Retained
                                     of Shares      Amount         Capital            Earnings              Total
                                     ---------      ------         -------            --------              -----
BALANCE, at December 31, 1993          10,000        $63           $995,101          $4,557,832         $ 5,552,996

       Net income                           -          -                  -           3,486,193           3,486,193
                                       ------        ---           --------          ----------         -----------
BALANCE, at December 31, 1994          10,000         63            995,101           8,044,025           9,039,189

       Net income                           -          -                  -           1,580,871           1,580,871
                                       ------        ---           --------          ----------         -----------
BALANCE, at December 31, 1995          10,000        $63           $995,101          $9,624,896         $10,620,060
                                       ======        ===           ========          ==========         ===========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

               NORTHLAND COMMUNICATIONS CORPORATION AND SUBSIDIARY
                          (A wholly owned subsidiary of
                    Northland Telecommunications Corporation)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                        1995               1994
                                                                        ----               ----
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                     $ 1,580,871         $ 3,486,193
    Adjustments to reconcile net income to net cash
       provided by (used in) operating activities-
          Depreciation and amortization                                354,088              98,596
          Loss on disposal of assets                                         -              18,134
          Loss (gain) on sale of managed limited
              partnership interests                                     23,588          (3,518,417)
          Equity in net income of managed limited
              partnerships                                              (6,657)           (260,788)
          (Increase) decrease in operating assets:
                 Receivables from managed limited
                    partnerships                                        72,672            (413,828)
                 Accounts receivable                                   (39,703)                  -
                 Other                                                 (15,634)             (8,745)
          Increase (decrease) in operating liabilities:
                 Accounts payable and accrued expenses                 152,642              (1,829)
                 Subscriber prepayments                                 19,728                   -
                 Deposits                                                6,099                   -
                                                                   -----------         -----------
               Net cash provided by (used in) operating
                  activities                                         2,147,694            (600,684)
                                                                   -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisition of cable television system, less holdback
       of $581,037                                                  (3,434,566)                  -
    Purchases of property and equipment                               (315,610)            (82,212)
    Cash distributions from managed limited partnerships               223,330              71,332
    Proceeds from disposition of assets                                      -               3,000
                                                                   -----------         -----------
               Net cash used in investing activities                (3,526,846)             (7,880)
                                                                   -----------         -----------

                                                                        1995            1994
                                                                        ----            ----
CASH FLOWS FROM FINANCING ACTIVITIES:
    Unsecured net advances to parent and affiliates,
       including income taxes                                      $(1,138,395)      $562,685
    Proceeds from notes payable                                      3,050,000              -
    Principal payments on notes payable                               (113,259)       (26,019)
    Loan fees                                                          (55,484)             -
                                                                   -----------       --------
               Net cash provided by financing activities             1,742,862        536,666
                                                                   -----------       --------
INCREASE (DECREASE) IN CASH                                            363,710        (71,898)

CASH, beginning of year                                                 60,533        132,431
                                                                   -----------       --------
CASH, end of year                                                  $   424,243       $ 60,533
                                                                   ===========       ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
       Cash paid during the year for interest                      $   155,197       $ 59,357
                                                                   ===========       ========
       Cash paid during the year for state income taxes            $     1,500       $  7,827
                                                                   ===========       ========


              The accompanying notes are an integral part of these
                       consolidated financial statements.

               NORTHLAND COMMUNICATIONS CORPORATION AND SUBSIDIARY
                          (A wholly owned subsidiary of
                    Northland Telecommunications Corporation)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1995

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Formation and Business

Northland Communications Corporation (NCC), a Washington corporation, is the managing general partner of six limited partnerships which own and operate cable television systems throughout the western United States, Texas, Mississippi, North Carolina, Alabama and Georgia. Northland Cable Properties, Inc. (NCP, Inc.), a Washington corporation, was formed in 1995 to own and operate cable television systems. NCP, Inc. is a wholly owned subsidiary of NCC. NCP, Inc. currently has eight non-exclusive franchises to operate cable television systems which expire at various dates through 2010. NCC and NCP, Inc. are collectively referred to as the Company.

The Company and its affiliates, Northland Cable Television, Inc. and subsidiary
(NCTV); Northland Cable Services Corporation and subsidiaries (NCSC); and Northland Media, Inc. and subsidiary (NMI) are wholly owned subsidiaries of Northland Telecommunications Corporation and subsidiaries (NTC). NCTV was formed to own and operate cable television systems. Northland Cable News, Inc. (NCN) was formed to develop and distribute programming to affiliated entities. NCN is a wholly owned subsidiary of NCTV. NCSC is the parent company of Cable Television Billing, Inc. (CTB), Northland Investment Corporation (NIC) and Cable Ad-Concepts, Inc. (CAC). CTB provides billing services to cable systems owned and managed by limited partnerships and wholly owned systems of the Company and NCTV. NIC acts as the managing underwriter of affiliated limited partnership offerings. CAC develops and produces video commercial advertisements to be cablecast on Northland affiliated cable systems. NMI was formed as a holding company to own certain non-cable related assets.

Summary of Significant Accounting Policies:

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of NCC and NCP, Inc. Significant intercompany accounts and transactions have been eliminated.

Acquisition of Cable Television Systems

Cable television system acquisitions are accounted for as purchase transactions and their cost is allocated as follows: first, to the estimated fair market value of net tangible assets acquired; then, to the franchise and other determinable intangible costs; and then, any excess is allocated to goodwill.

Depreciation -- Depreciation of property and equipment is provided using the straight-line method over the following estimated service lives.

          Buildings                                        20 years
          Distribution plant                               10 years
          Other equipment and leasehold
            improvements                                 5-20 years
          Furniture and fixtures                           10 years
          Vehicles                                          5 years

Intangible Assets -- Costs assigned to franchise agreements and other intangible assets are amortized using the straight-line method over the following estimated useful lives.

               Franchise agreements                      7-15 years
               Other intangible assets                      5 years

Revenue Recognition -- Cable television service revenue is recognized in the month service is provided to customers. Advance payments on cable services to be rendered are recorded as subscriber prepayments. Revenue for management services provided to managed limited partnerships is recorded on the accrual method in the month service is provided.

Estimates Used in Financial Statement Presentation

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to conform the prior year's data to the current year presentation.

2. INCOME TAXES:

The operations of the Company and its affiliates are included in a consolidated federal income tax return filed by NTC. For financial reporting purposes, the provision in lieu of income taxes is computed as if the Company filed a separate federal income tax return.

Taxes payable include amounts currently payable, as well as deferred income taxes payable. Deferred income taxes primarily relate to differences in computing the equity in net income or losses of managed limited partnerships and in computing depreciation as reported for financial reporting and income tax purposes.

Deferred income taxes are determined on the asset and liability method in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The asset and liability method requires the recognition of deferred income taxes for the expected future tax consequences of temporary differences between the financial statement and the tax bases of assets and liabilities.

The primary components of taxes payable, as of December 31, 1995 and 1994, are as follows:

                                                                 1995              1994
                                                                  ----              ----
Deferred tax assets:
  Net operating loss carryforward                              $        -        $  874,000
  Valuation allowance                                                   -          (486,250)
                                                               ----------        ----------
                                                                        -           387,750
                                                               ----------        ----------
Deferred tax liabilities:
  Property and equipment                                          112,080            90,000
  Accumulated deficit in managed limited partnerships           3,475,233         4,064,000
                                                               ----------        ----------
                                                                3,587,313         4,154,000
                                                               ----------        ----------
Deferred tax liabilities, net                                   3,587,313         3,766,250
Current taxes payable                                             388,037                 -
                                                               ----------        ----------
Taxes payable                                                  $3,975,350        $3,766,250
                                                               ==========        ==========


During 1995, the Company fully realized its tax net operating loss carryforward resulting from the sale in 1994 of certain partnerships for which it served as general partner. This resulted in a tax benefit in 1995 of approximately $400,000, for financial reporting purposes. The Company has elected not to adjust the previously issued 1994 results for this amount.

3. TRANSACTIONS WITH MANAGED LIMITED PARTNERSHIPS AND OTHER RELATED PARTIES:

Management Fees

The Company receives a fee for managing the limited partnerships of 5% to 6% of the partnerships' gross revenues, excluding revenues from the sale of cable television systems or franchises. Under the terms of certain credit agreements, the payment of management fees is only allowed upon a partnership's compliance with certain covenants.

Reimbursed Operating Expenses

The Company provides certain centralized services to managed limited partnerships and other affiliated entities. As set forth in the partnership and intercompany agreements, the managed limited partnerships and affiliated entities reimburse the Company for the cost of those services, which include executive salaries, engineering, marketing, management services, accounting, bookkeeping, legal, copying, office rent and computer services.

The amounts billed to managed limited partnerships and affiliated entities for these services are based on the Company's cost. The cost of certain services is charged directly to these entities, based upon the actual time spent by the Company's employees. The cost of other services is allocated to these entities based upon their relative size, revenue and other factors. Amounts charged to managed limited partnerships and affiliated entities for these services were $3,903,518 and $3,097,333 for 1995 and 1994, respectively.

Accumulated Deficit in Managed Limited Partnerships

The Company is a general partner in limited partnerships that own and operate cable television systems. All items of income, loss, deduction and credit are allocated 99% to the limited partners and 1% to the Company, as general partner, until the limited partners have received aggregate cash distributions in an amount equal to aggregate capital contributions (plus, in some cases, a preferred return). Thereafter, general partners receive 25% (20% at two partnerships) and the limited partners are allocated 75% (80% at two partnerships) of partnership income, losses and distributions.

Prior to the general partners' receiving cash distributions from operations for any year, the limited partners must receive cash distributions in an amount equal to at least 50% of the limited partners' allocable share of taxable net income for such year. In the case of certain partnerships, the limitation is the lesser of (i) 50% of the limited partners' allocable share of net income for such year or (ii) the federal income tax payable on the limited partners' allocable share of net income on the then highest marginal federal income tax rate applicable to such net income.

Any distribution other than from cash flow, such as from the sale or refinancing of a system or upon dissolution of the partnership, will be determined according to the partnership agreements.

Upon a majority vote of the limited partners, the assets of the partnerships may be sold to the Company. The price to be paid will be based upon an independent appraisal. The Company is not obligated to purchase the interests offered.

Other Services

Affiliates of the Company charge fees to certain affiliated entities and managed limited partnerships for providing program production, advertising and billing services.

Receivables from (Payables to) Managed Limited Partnerships

Receivables from (payables to) managed limited partnerships consist of the following:

                                                             December 31,
                                                      ------------------------
                                                           1995           1994
                                                           ----           ----
         Northland Cable Properties Two               $       -       $  4,758
         Northland Cable Properties Three                     -          7,200
         Northland Cable Properties Four                 79,601         55,387
         Northland Cable Properties Five                 91,259         74,666
         Northland Cable Properties Six                  92,041         74,384
         Northland Cable Properties Seven                87,046         77,453
         Northland Cable Properties Eight                34,402         49,216
         Pend Oreille Cable TV                         (581,037)       134,525
         Others                                          27,663          7,095
                                                      ---------       --------
                                                      $(169,025)      $484,684
                                                      =========       ========

4. CABLE TELEVISION PROPERTY AND EQUIPMENT:

Cable television property and equipment at December 31, 1995 consists of the following:


         Buildings                                         $   30,000
         Distribution plant                                 2,739,228
         Other equipment                                       90,000
                                                           ----------
                                                            2,859,228

         Less-- accumulated depreciation                     (162,221)
                                                           ----------
                                                           $2,697,007
                                                           ==========


Replacements, renewals and improvements are capitalized. Maintenance and repairs are charged to expense as incurred.

5.  OTHER PROPERTY AND EQUIPMENT

Other property and equipment consists of the following:

                                                          December 31,
                                                  ----------------------------
                                                      1995             1994
                                                     -----             ----
         Furniture and fixtures                   $1,111,171        $  962,371
         Vehicles                                    137,033           137,033
                                                  ----------        ----------
                                                   1,248,204         1,099,404

         Less-- accumulated depreciation            (765,080)         (671,191)
                                                  ----------        ----------
                                                  $  483,124        $  428,213
                                                  ==========        ==========


6. NOTES PAYABLE:

Notes payable consist of the following:

                                                          December 31,
                                                       -------------------
                                                       1995           1994
                                                       ----           ----
Term loan, collateralized by a first lien
  position on all present and future assets
  of NCP, Inc. Interest rates vary based on
  certain financial covenants; currently 8.71%.
  Graduated principal payments plus interest are
  due quarterly, with the remaining outstanding
  balance due on December 31, 1999.                 $2,950,000        $     -

Other                                                   13,692         27,951
                                                    ----------        -------
                                                    $2,963,692        $27,951
                                                    ==========        =======

Annual maturities of notes payable ending after December 31, 1995, are as follows:


               1996                                    $  213,692
               1997                                       280,000
               1998                                       320,000
               1999                                     2,150,000
                                                       ----------
                                                       $2,963,692
                                                       ==========


Under the current term loan agreement, NCP, Inc. has agreed to restrictive covenants which require the maintenance of certain ratios, including a Cash Flow to Debt Service Ratio of 1.20 to 1 and a Funded Debt to Cash Flow Ratio of 4.75 to 1, among other restrictions. NCC submits quarterly debt compliance reports to NCP, Inc.'s creditor under this agreement.

NCP, Inc. has entered into an interest rate swap agreement to reduce the impact of changes in interest rates. Interest rate swap transactions generally involve the exchange of fixed and floating interest payment obligations without the exchange of the underlying principal amounts. At December 31, 1995, NCP, Inc. had outstanding one interest rate swap agreement with its creditor, having a notional principal amount of $2,950,000. This agreement effectively changes NCP, Inc.'s interest rate exposure to a fixed rate of 5.71%, plus an applicable margin based on certain financial covenants (the margin at December 31, 1995 was 3.00%). The interest rate swap agreement matures on June 30, 1997. At December 31, 1995, NCP, Inc. would have been required to pay approximately $21,500 to settle this agreement, based on fair value estimates received from financial institutions.

The counterparty to NCP, Inc.'s interest rate swap agreement is NCP, Inc.'s creditor. NCP, Inc. is exposed to credit risk to the extent of nonperformance by this counterparty; however, management believes the risk of incurring losses due to credit risk is remote. The notional amount of the instruments discussed above reflected the extent of involvement in the instruments, but did not represent NCP, Inc.'s exposure to market risk. Considerable judgment is required to develop the estimates of fair value; thus, the estimates provided above are not necessarily indicative of the amounts that could be realized in a current market exchange.

During 1994, an affiliate of the Company repaid all amounts outstanding under the Company's then outstanding term loan, reducing amounts advanced to the affiliate by the Company. For purposes of the consolidated statements of cash flows, this has been treated as a noncash transaction.

7. EMPLOYEE BENEFIT ARRANGEMENTS:

NTC has a nonqualified stock option plan (the Plan) for certain key executives of the Company. Under the terms of the Plan, options granted vest in incremental amounts over specified time periods and are exercisable in the year vested, or in any year thereafter, until termination of the Plan on March 31, 1997. The exercise price of each option is $2.50. The Plan is administered by the president of NTC. Since establishment of the Plan, 70,000 options have been granted. At December 31, 1995 and 1994, no options were exercisable. During 1995 and 1994, options for 19,000 and 17,000 shares, respectively, were exercised. No compensation expense was recognized when these options were exercised.

The Company has a 401(k) retirement plan for the benefit of its employees. Employees who have completed one year of service and who are at least 21 years of age are eligible to participate in the plan.

In 1994, NTC established a discretionary regional managers stock bonus plan (the Bonus Plan). The Bonus Plan is administered by the president of NTC. The earliest bonus award date was January 1, 1996.

In 1995, NTC established a discretionary senior executive stock bonus plan, which is based on total revenues generated by NTC and affiliates. The earliest bonus award date is April 1996.

The Financial Accounting Standards Board has recently issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." This statement affects, among other things, the valuation and disclosure of stock-based transactions with employees. As the Company plans to use the pro forma disclosure alternative, the Company does not anticipate any material impact on its financial position, results of operations or cash flows.

8. COMMITMENTS AND CONTINGENCIES:

Lease Arrangements

The Company rents office space, certain tower sites and pole attachments under agreements accounted for as operating leases. Rental expense (including month-to-month leases) was approximately $462,000 and $389,000 in 1995 and 1994, respectively, before reimbursements from managed limited partnerships and affiliates. Future minimum lease payments for noncancelable leases are as follows:


               1996                                     $455,897
               1997                                      450,411
               1998                                        1,541
               1999                                        1,541
               2000                                        1,041
               Thereafter                                  3,122
                                                        --------
                                                        $913,553
                                                        ========


Effects of Regulation

On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the 1992 Act). On April 1, 1993, the Federal Communications Commission (FCC) adopted rules implementing rate regulation and certain other provisions of the 1992 Act, which became effective September 1, 1993. On February 22, 1994, the FCC adopted further rate regulation rules requiring additional reductions, which became effective May 15, 1994, and revised the benchmarks and formulas used to calculate such rates. Also in February, the FCC's initial rules governing cost-of-service showings were adopted, with an effective date of May 15, 1994. Cable operators may pursue cost-of-service showings to justify charging rates for regulated services in excess of those established by the FCC in its benchmark regulatory scheme.

On May 5, 1995, the FCC announced the adoption of a simplified set of rate regulation rules applicable to small cable systems, defined as a system serving 15,000 or fewer subscribers, owned by small companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Company is a small company and each of the Company's cable systems are small systems. Maximum permitted rates under these revised rules are dependent on several factors including the number of regulated channels offered, the net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return. It is management's opinion that, in all material respects, the rates in effect in the Company's cable systems are within the maximum allowable rates permitted under the FCC's small cable system rules.

On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) became law. The 1996 Act will eliminate all rate controls on cable programming service tiers of small cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). All of the Company's cable systems qualify as small cable systems. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations, a process that could take from several months to a few years depending on the complexity of the required changes and the statutory time limits. Because of this, the full impact of the 1996 Act on the Company's operations cannot be determined at this time.

Contingencies and Guarantees

As general partner, the Company is liable for partnership losses in excess of amounts invested by the limited partners. The Company is also contingently liable for the debt obligations of the limited partnerships, which were approximately $87,071,000 as of December 31, 1995.

9. UNSECURED NET ADVANCES TO PARENT AND AFFILIATES:

Unsecured net advances to parent and affiliates consist of the following:

                                                                          December 31,
                                                                -------------------------------
                                                                     1995                1994
                                                                     ----                ----
         Northland Cable Services Corp.                         $     6,197         $     1,831
         Northland Telecommunications Corporation                 5,369,366           4,195,636
         Northland Cable Television, Inc.                         7,752,657           7,586,773
         Cable Television Billing, Inc.                             500,455             496,940
                                                                -----------         -----------
                                                                $13,628,675         $12,281,180
                                                                ===========         ===========

Following is a condensed consolidated balance sheet of Northland Cable Television, Inc. and subsidiary at December 31, 1995:


         Investment in cable television properties, net            $72,464,372
         Other assets                                                3,290,218
                                                                   -----------
                  Total assets                                     $75,754,590
                                                                   ===========

         Bank notes payable                                        $82,724,745
         Unsecured advances payable to the Company                   7,752,657
         Other liabilities                                           7,057,150
         Shareholder's deficit                                     (21,779,962)
                                                                   -----------
                  Total liabilities and shareholder's deficit      $75,754,590
                                                                   ===========


The Company has advanced amounts to Northland Cable Television, Inc. to meet working capital and debt service requirements. Management is of the opinion that these advances are realizable through NCTV's future cash flow or from the underlying value of NCTV's cable television systems, which served approximately 80,000 basic subscribers as of December 31, 1995. Under the terms of an intercompany borrowing arrangement, the Company's parent and its affiliates have mutually agreed to repay all outstanding advances by December 31, 1997.

10. SALES OF MANAGED LIMITED PARTNERSHIPS:

During 1994, NCTV purchased the assets of three partnerships which were managed by the Company and in which it was a general partner. The Company reported a gain of approximately $3,500,000, before income taxes, from the sales. The Company received its proportionate share of the partnerships' assets upon the sales. These assets were transferred to NTC, which then transferred the assets to NCTV. For purposes of the consolidated statements of cash flows, these amounts have been treated as noncash transactions. During 1995, the Company received approximately $208,000 from the limited partnerships, representing its proportionate share of holdback notes payable by NCTV.

11. ACQUISITION OF CABLE TELEVISION SYSTEMS:

On May 31, 1995, NCP, Inc., acquired the assets of the Pend Oreille Cable TV Limited Partnership, a limited partnership managed by the Company. The aggregate purchase price of these assets was $4,450,000, which was reduced by $435,000, representing the Company's proportionate share of the sales proceeds distributable by the partnership. The acquisition was financed through borrowings under NCP, Inc.'s term loan, working capital provided by the Company and approximately $581,000 payable under the holdback provisions of the purchase agreement on August 31, 1996, net of any post-closing adjustments.

Pro forma consolidated operating results (unaudited) of the Company for 1995 and 1994, assuming the acquisition of the assets described above had been made at the beginning of the respective periods, follow:

                                            1995               1994
                                         ----------         ----------
                                         (unaudited)        (unaudited)
         Revenue                         $3,473,000         $3,552,000
                                         ==========         ==========

         Net income                      $1,132,000         $1,144,000
                                         ==========         ==========

Pro forma results for 1994 have been adjusted to eliminate the gain on sale of limited partnerships, on an after-tax basis.

                                    EXHIBIT A

                                      PROXY

For delivery at the Special Meeting of Limited Partners to be held on December 18, 1996, and at adjournments thereof.

                  SOLICITED ON BEHALF OF THE GENERAL PARTNERS.

The undersigned hereby: acknowledges receipt of the Notice of Special Meeting of Limited Partners of Northland Cable Properties Four Limited Partnership (the "Partnership") and accompanying Proxy Statement, each dated November 1, 1996 ("Proxy Materials"); appoints John S. Whetzell and Richard I. Clark, or either of them, as proxies, each with full power to appoint his substitute; represents that the undersigned holds of record as of October 15, 1996, the number of units of limited partnership interest set forth below; authorizes the proxies to represent and to vote, as designated below, all of such interest at the Special Meeting of Limited Partners to be held on December 18, 1996 or any adjournments thereof; and directs the proxies to:


         APPROVE / /            DISAPPROVE / /        ABSTAIN FROM VOTING ON / /



         The following:

         The grant to the Managing General Partner of authority to sell the cable systems owned by the Partnership (the "Systems"), to dissolve and wind up the affairs of the Partnership, to distribute the proceeds of the liquidation and any remaining assets in accordance with the Partnership Agreement and the Proxy Materials, and to take any action deemed necessary or appropriate by it to accomplish the foregoing; together with an amendment to the Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Four Limited Partnership, as such amendment is set forth in Exhibit B to the Proxy Materials, to authorize the Partnership to enter into an agreement with Northland Communications Corporation or its assigns ("Northland") for the sale to Northland of the undivided portion of the Systems which is attributable to the Limited Partners' and Administrative General Partner's collective interest in the Partnership, and the distribution to Northland, in-kind, of the undivided portion of the Systems which is attributable to the Managing General Partner's interest in the Partnership, all on the terms and conditions described in the Proxy Materials; and all such other and future actions reasonably necessary to accomplish the foregoing.

This proxy will be voted as directed by the undersigned. The above-referenced proposal is an integrated transaction. Therefore, Limited Partners may not vote for or against individual elements of the proposed transaction, but must vote either for or against the proposed transaction as a whole. IF THIS PROXY IS EXECUTED AND RETURNED AND NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED TO APPROVE THE ABOVE-REFERENCED PROPOSAL.

When Limited Partner interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. A corporation should sign in full corporate name by its president or other authorized officer, and a partnership should sign in full partnership name by its authorized representative.

DATED:  __________________________, 1996  SIGN EXACTLY AS NAME APPEARS BELOW


                                          X_____________________________________
        Number of Limited Partnership                     (Signature)
           Units Held:

                                          X_____________________________________
                                                 (Signature, if held jointly)

         PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THIS PROXY FORM
                            IN THE ENCLOSED ENVELOPE.

                                    EXHIBIT B

                                    AMENDMENT
                                       TO
      AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

       The Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Four Limited Partnership (the "Partnership"), dated April 19, 1985, as amended (the "Partnership Agreement"), is further amended by adding a new Article 22, which reads in its entirety as follows:

              22.   Sale and Distribution to Northland.

                    a. Authority for Agreement. The Partnership is hereby authorized to enter into an agreement (the "Northland Agreement") with Northland Communications Corporation or its assigns ("Northland") to (i) sell to Northland the undivided portion of the franchises and operating assets of all of the cable television systems owned by the Partnership, which serve the communities of Flint/Tyler, New Caney, Whitewright, Hillsboro, Kaufman, Waterwood and Prairie View, Texas and Chowchilla, California, as well as surrounding contiguous areas (the "Systems"), that is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership, and (ii) distribute in-kind to Northland the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership. The terms and conditions of the Northland Agreement are generally described in the Proxy Statement of the Partnership dated November 1, 1996 (the "Proxy Statement"). This Article relates only to the acquisition of the Systems by Northland and shall not, in any respect, restrict or otherwise affect the authority of the General Partners to sell or otherwise dispose of the Systems to unaffiliated third parties in accordance with Article 11.

                           (1) Appraisal Process. The Partnership commissioned Daniels & Associates, L.P., an independent, nationally-known cable appraiser, to appraise the value of the Systems. The final appraisal, which is dated as of June 30, 1996, was made in conformity with standard appraisal techniques and applied relevant market and economic factors. The General Partners made available to the appraiser all of the books and records of the Partnership, and such other information as the appraiser reasonably requested in order to ascertain the value of the Systems. The Partnership will pay the fees and expenses of the appraiser. The value of the Systems, as determined by the appraiser, is $30,318,000. Such appraised value has been increased by the General Partners to $33,500,000, which constitutes the "Northland Price," as that term is used below in this Article 22.

                           (2) Exercise of Purchase Option. At any time within 180 days of the date of the Special Meeting of Limited Partners to which the Proxy Statement relates, or of any adjournment thereof, Northland, in its sole and absolute discretion, shall have the right to consummate the Northland Agreement. The date of such consummation shall be the "Closing Date." On the Closing Date, (a) the Partnership
         shall (i) sell to Northland the undivided portion of the Systems that is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership, and (ii) distribute to Northland in-kind the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership; and (b) Northland shall pay the Partnership, through a combination of cash and a promissory note (the "Note"), an amount (the "Purchase Price") which is equal to the amount of cash that would be distributed collectively to the Limited Partners and the Administrative General Partner if, on the Closing Date, (i) the Systems were sold at the Northland Price for cash to an independent third party, and gain from the transaction were allocated in accordance with paragraph 16(c) of the Partnership Agreement, (ii) all known Partnership liabilities were paid, and (iii) the remaining sale proceeds were distributed to the Partners in accordance with paragraph 16(d) of the Partnership Agreement.

              The cash payment made by Northland to the Partnership on the Closing Date shall be in an amount which, after retiring known Partnership liabilities, will enable the Partnership to distribute to the Limited Partners $1,000 for every $1,000 invested. The Note delivered by Northland to the Partnership on the Closing Date shall be in principal amount equal to the remaining balance of the Purchase Price, and shall bear interest at a rate of six percent (6%) per annum. The Note will be payable in two annual installments commencing on the first anniversary of the Closing Date, with one-half of the principal, plus all accrued but unpaid interest, due on each payment date. The Note will be subordinated to Northland's existing and future senior debt.

              On the Closing Date, the Partnership will deliver to Northland such deeds, bills of sale, endorsements, assignments and other good and sufficient instruments of sale, transfer and conveyance, in form and substance satisfactory to Northland, as shall be necessary or appropriate to vest in Northland legal title to and ownership of the Systems, free and clear of any liens, encumbrances and adverse interests of other parties, except for those liens, encumbrances and adverse interests expressly assumed by Northland.

                    b. Allocation of Gain and Cash Distributions. Gain from the sale by the Partnership to Northland of the undivided portion of the Systems that is attributable to the Limited Partners' and the Administrative General Partner's collective interest in the Partnership shall be allocated solely to the Limited Partners and to the Administrative General Partner in accordance with paragraph 16(c) of the Partnership Agreement, except that all allocations pursuant to paragraph 16(c)(3) shall be made 93.75% to the Limited Partners and 6.25% to the Administrative General Partner. Distributions on and following the Closing Date shall be made in accordance with paragraph 16(d) of the Partnership Agreement, except that any liquidating distributions to the Managing General Partner shall be in kind and shall include the in-kind distribution to Northland of the undivided portion of the Systems that is attributable to the Managing General Partner's interest in the Partnership, and any liquidating distributions to the Limited Partners and the Administrative General Partner shall be monetary and shall include the net proceeds from the sale to Northland and payments made on account of the Note. All other allocations of income, gain or loss and distributions of cash shall be made to all the Partners in accordance with the Partnership Agreement.

              The General Partners are authorized to take all other and further action deemed by them necessary or appropriate to effect the foregoing, including but not limited to the creation of a liquidating trust for purposes of collecting Note payments and carrying on other appropriate business following dissolution of the Partnership. Notwithstanding paragraph 16(e) of the Partnership Agreement, the General Partners shall furnish to Limited Partners an audited statement, at Partnership expense, which shall set forth the assets and liabilities of the Partnership as of the date of final liquidation, but shall not be obligated to furnish reports pursuant to paragraphs 18(b), (c) or (d) of the Partnership Agreement for the year in which such liquidation occurs.

       Except as expressly amended by this Amendment, the Partnership Agreement shall remain in full force and effect.

       DATED:  December___, 1996.

                                 NORTHLAND COMMUNICATIONS CORPORATION

                                 (for itself as Managing General Partner of the Partnership, and as attorney-in-fact for the Administrative General Partner and a majority in interest of the Limited Partners of the Partnership)

                                 By___________________________________________
                                   John S. Whetzell, President

                                   EXHIBIT C

                                  CONFIDENTIAL


                           APPRAISAL OF THE ASSETS OF

                        NORTHLAND CABLE PROPERTIES FOUR
                              LIMITED PARTNERSHIP

                              as of June 30, 1996


                                  PREPARED BY

                              DANIELS & ASSOCIATES

                                  CONFIDENTIAL

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                           Appraisal Analysis Summary

Introduction

Northland Cable Properties Four Limited Partnership (the "Partnership") is a Washington limited partnership consisting of two general partners and 1,028 limited partners. Northland Communications Corporation ("Northland"), a Washington corporation, is the managing general partner of the Partnership. The Partnership was formed on January 2, 1985 and began operations in April 1985 with the acquisition of several cable television systems in Texas and California.

Daniels & Associates, L.P. ("Daniels") was retained by Northland to appraise the fair market value of the assets of the Partnership as of June 30, 1996 (the "Valuation Date"). The Partnership owns and operates cable television systems serving numerous communities in Texas and California (referred to in the aggregate as the "Systems") that, as of May 31, 1996, passed approximately 43,500 homes and served 23,152 basic subscribers in the following eight system operating groups.

                               As of May 31, 1996

                                                                                                             Annualized
       System             Miles of Plant               Approximate          Basic                          Cash Flow for
      Operating             /Number of        Homes/      Homes           Subscriber     Pay Units/        the Five M/E
        Groups               Headends         Mile       Passed          Penetration    Penetration           5/31/96
      ---------           --------------     -------   -----------     -------------   ------------        -------------
     Flint/Tyler, TX           424/8           28        12,040         7,973/66.2%    2,361/29.6%              N/A
     New Caney, TX             547/6           25        13,550         6,806/50.2%    2,614/38.4%              N/A
     Whitewright, TX           100/2           43         4,275         1,756/41.1%      468/26.7%              N/A
     Hillsboro, TX              57/1           55         3,120         1,600/51.3%      413/25.8%              N/A
     Kaufman, TX                65/1           32         2,060         1,396/67.8%      671/48.1%              N/A
     Prairie View, TX           99/2           25         2,485         1,055/42.5%      406/38.5%              N/A
     Waterwood, TX              35/1           34         1,180           425/36.0%      160/37.6%              N/A
     Sub-Total Texas         1,327/21          29        38,710        21,011/54.3%    7,093/33.8%              N/A

     Chowchilla, CA             61/5           79         4,790         2,141/44.7%      910/42.5%              N/A

     Total All Systems       1,388/26          31        43,500        23,152/53.2%     8,003/34.6%        $3,742,909

The appraisal was performed in conjunction with the anticipated dissolution and liquidation of the Partnership. This report summarizes Daniels' conclusions and provides an outline of the scope of the engagement, the process used, an overview of the Systems by group, the valuation methodology, the assumptions relied upon and an explanation of the values derived.

Process

Daniels prepared an independent appraisal analysis to determine the fair market value of the assets of the Partnership. The Systems were appraised on a going-concern basis, in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors. The appraisal assumes that the Systems have been and will continue to be operated as efficiently as comparable cable systems, and that the franchises and leases of assets used in the operation of the Systems will be renewed indefinitely without material changes, other than upgrade and/or rebuild requirements (see "The Systems" section).

The appraisal process included discussions with the Partnership's management, due diligence visits to substantially all of the Systems by Daniels' personnel, research of demographic information concerning the various communities served and analyses of historical and forecasted financial and operating information, as well as Daniels' general knowledge about the industry. From such due diligence, summaries of the relevant operating, technical, financial and demographic characteristics of the Systems by operating group were prepared. These characteristics of the Systems were instrumental in determining value.

In order to assess the fair market value of the Partnership's assets, detailed operating and financial forecasts by system operating group were prepared, incorporating the critical elements of operating revenues and expenses as well as capital expenditure requirements. These financial forecasts then formed the basis for determining a discounted cash flow value for each system operating group, a standard valuation methodology used within the industry. The combined values of the Systems, by system operating group, provides a value of the cable operating assets of the Partnership on a discounted cash flow basis. In addition, using the market multiple methodology, an aggregate value for the Partnership's assets was derived by analyzing value per subscriber and operating cash flow multiples obtained in private market sales of comparable cable television systems, and then by applying those comparable market multiples to the Systems. The products of these two valuation methodologies were then analyzed to determine a final appraised value for the Partnership's assets.

The Systems

The Systems are clustered and managed as eight operating groups - including seven in Texas and one in California. The largest operating group is Flint/Tyler, Texas with approximately 8,000 basic subscribers and the smallest is Waterwood, Texas with 425 basic subscribers. As of the Valuation Date, the Systems had subscriber penetration rates ranging from 36.0% to 67.8%, and a total basic penetration level of 53.2%, compared to the national average of approximately 63.0%.

In the eight system operating groups, there are a total of 26 headends and 1,388 plant miles, of which approximately 93% is aerial and 7% is underground. Approximately 8% of the plant miles are 270 MHz or less; 84% are 300 MHz to 370 MHz; and 8% of the plant is 400 MHz. Approximately 10% of the homes passed are passed by plant with a bandwidth of 270 MHz or less, 73% are passed by 300 MHz to 370 MHz plant, and 17% of the homes are passed by cable with a bandwidth of 400 MHz.

                               Technical Summary

        Miles of Plant and Approximate Homes Passed at Various Bandwidths

    System Operating         Miles @ 220/270         Miles @ 300 - 370         Miles @ 400 MHz/        Total Miles/
        Group                MHz/Homes Passed         MHz/Homes Passed           Homes Passed          Homes Passed
   ------------------        ----------------        -----------------           ------------        ---------------
   Flint/Tyler, TX                9/165                 415/11,875                                      424/12,040
   New Caney, TX                                        547/13,550                                      547/13,550
   Whitewright, TX              100/4,275                                                                100/4,275
   Hillsboro, TX                                                                  57/3,120                57/3,120
   Kaufman, TX                                            65/2,060                                        65/2,060
   Prairie View, TX                                       99/2,485                                        99/2,485
   Waterwood, TX                                          35/1,180                                        35/1,180

   Sub-Total Texas              109/4,440             1,161/31,150                57/3,120            1,327/38,710

   Chowchilla, CA                                              6/495                55/4,295                61/4,790



   Total All-Systems            109/4,440             1,167/31,645                12/7,415            1,388/43,500


The lack of excess channel capacity and the reality of competition from DBS and MMDS suggest that a rebuild or upgrade of all of the Systems with a current capacity of less than 450 MHz would be prudent over the next several years. The Partnership plans to upgrade all of the Systems to a bandwidth of 400 MHz to 450 MHz over the next three to four years, however, there are no current franchise requirements to rebuild or upgrade any of the Systems. None of the Systems are currently addressable. Daniels believes to remain competitive, these Systems will probably need to be further upgraded or rebuilt in five to six years, and Daniels built this assumption into its financial forecasts.

The quality of broadcast signals that can be received off-air varies among the various system groups from very good to poor, and the communities that receive good off-air signals typically have a lower subscriber penetration rate. There are no hardwire overbuilds in any of the Systems; however, there is an MMDS operator with service available to subscribers served by the Whitewright, Texas operating group and by the Chowchilla, California operating group. The MMDS operator has had a significant negative effect on the Whitewright, Texas subscriber base, but the Chowchilla, California subscriber base has remained fairly constant.

On May 5, 1995, the Federal Communications Commission ("FCC") announced the adoption of a simplified set of rate regulation rules that will apply to "small" cable systems, defined as a system serving 15,000 or fewer subscribers, that are owned by "small" companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Partnership is a "small" company and each of the Partnership's Systems are "small" systems. Maximum permitted rates under these revised rules is dependent on several factors including the number of regulated channels offered, net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served, and a reasonable rate of return.

On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) became law. The 1996 Act will eliminate all rate controls on cable programming service tiers ("CPSTs") of small cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). All of the Partnership's Systems qualify as small cable systems. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations, a process that could take from several months to a few years, depending on the complexity of the required changes and the statutory time limits.

As of the Valuation Date, the Partnership has received notification that local franchising authorities with jurisdiction over approximately 8% of the Partnership's subscribers have elected to certify to regulate basic rates. Based on Northland's analysis, the rates charged by the Systems are within the maximum rates allowed under FCC rate regulations.

The annualized revenue and cash flow for the five-month period ended May 31, 1996 for the Systems was $8.6 million and $3.7 million, respectively. This equates to an average monthly revenue per basic subscriber of $31.14 and average annual cash flow per basic subscriber of $161.72.

Flint/Tyler, Texas

The Flint/Tyler, Texas group is the largest of the eight system operating groups with subscribers located in suburban areas to the southeast, south, and southwest of Tyler, Texas. As of May 31, 1996, this group passed approximately 12,040 homes and served 7,973 basic subscribers, for a penetration rate of 66.2%. This penetration rate is the second highest of all of the system operating groups. The Flint/Tyler group added approximately 635 homes passed and 626 basic subscribers over the last 29 months, for compound annual growth rates of 2.3% and 3.4%, respectively. There are eight franchises covering this group, with franchise expiration dates ranging from November 1997 to February 2008.

The Flint/Tyler operating group includes eight headends and 424 miles of plant, 91% of which is aerial. With the exception of approximately nine miles of plant from one of the headends, all of the plant is capable of passing 300 MHz or 330 MHz. The channel capacity varies by headend from 22 to 42, with only two to six excess channels available. The Partnership is currently planning to consolidate two of the eight headends into one headend and upgrading the plant from this one headend to 450 MHz. This project is anticipated to be completed by September 1996. Over the next three to four years, the Partnership is planning to upgrade all of the remaining Flint/Tyler plant to at least 400 MHz in order to increase channel capacity.

An Economy Basic service of primarily broadcast and local origination channels, and a Specialty Tier of four satellite channels, are offered to the subscribers served from three of the headends. A Standard Basic level of service of 13 to 27 channels is offered to all subscribers. The Economy Basic rate varies from $11.95 to $12.95, the Specialty Tier is $5.35, and the Standard Basic rate varies from $22.95 to $25.15. The last rate increase was effective October 1, 1995, and the next planned rate increase is August 1, 1996.

New Caney,Texas

New Caney is the second largest system operating group - passing approximately 13,550 homes in several communities approximately forty miles north of Houston and serving 6,806 basic subscribers as of May 31, 1996. The overall penetration rate in this group is only 50.2%, well below both the average for the Flint/Tyler group and the
current industry average.   The New Caney system operating group includes six
headends and seven franchised areas, all of which, with the exception of the New Caney headend, were acquired by the Partnership in September and October of
1995.   The New Caney headend accounts for approximately 60% of the subscriber base, and over the last 29 months has added approximately 58.0 homes passed and 351 basic subscribers, for compound annual growth rates of 3.3% and 3.8%, respectively. The seven franchises covering this group expire between May 2002 and March 2011.

This system operating group includes six headends with 547 miles of plant, of which approximately 94% is aerial and 6% is underground. Approximately 72% of the plant miles are capable of passing 300 MHz, and 28% can pass 330 MHz. The channel capacity is 36 channels from the 300 MHz plant and 41 from the 330 MHz plant. The New Caney headend, which accounts for approximately 60% of the subscribers in this group, has no excess channel capacity. The other five headends have four to sixteen channels of excess channel capacity. The Partnership is planning to combine the two largest headends into one headend and to upgrade the plant from this headend to 330 MHz by October 1997. The Partnership plans to upgrade the remaining plant to 450 MHz over the next two to three years.

The subscribers served from four of the headends are offered only one level of service - a Standard Basic package consisting of 15 to 29 channels for a rate of $19.20 to $26.50. The remaining headends offer an Economy Basic service of 12 channels for $10.60, a Standard Basic with 15 or 20 channels for an additional $12.70 to $17.40, and one of the headends offers a Specialty Tier of 6 channels for $7.50. All of the headends also offer two to four pay services. The last rate increase was effective October 1995 for approximately 60% of the subscribers and March 1996 for the remaining 40%. The subscribers whose rates were increased October 1, 1995 will have their next rate increase August 1, 1996. For the rest of the subscribers, no further rate increases are planned for 1996.

Whitewright, Texas

The Whitewright system operating group, located north of Dallas and just south of the Oklahoma border, was acquired by the Partnership in April 1985, as its first acquisition. As of May 31, 1996, this system group passed approximately 4,275 homes and served 1,756 basic subscribers, for a penetration rate of 41.1%. Homes-passed growth has been minimal over the last 29 months, and the subscriber base has declined by approximately 500 subscribers since December 31, 1995, due primarily to the presence of a local MMDS wireless cable operator known as Heartland Wireless. This system group is operated under seven franchise agreements, with expiration dates ranging from October 2001 to January 2012.

Included in this system group are two headends, the larger of which serves approximately 97% of the subscriber base and has no excess channel capacity. There are a total of 100 miles of 270 MHz plant in this system group, 92% of which is aerial. Because of the absence of excess channel capacity and the competitive operating environment, the Partnership is planning to upgrade the plant to 330 MHz by the end of September 1996.

The larger headend offers an Economy Basic package of 14 channels for $12.00, a Standard Basic package of an additional 16 channels for $12.70, and 3 pay services. The last rate increase was effective April 1, 1996 for all subscribers except the approximately 60 subscribers served from the Trenton headend, whose rates will increase August 1, 1996.

Hillsboro, Kaufman, Waterwood and Prairie View, Texas

The four smallest of the Texas system operating groups were all acquired in September and October of 1995, and account for approximately 19% of the subscribers served by the Partnership. As of May 31, 1996, these four system groups passed 8,845 homes and served 4,476 basic subscribers, for a penetration rate of 50.6%. There are nine franchises covering these system groups, with expiration dates ranging from September 1998 to April 2012.

There are five headends serving these four system groups, with the two largest headends serving approximately 1,600 and 1,400 subscribers each. The Hillsboro headend (1,600 subs) is currently being upgraded to 400 MHz, Kaufman (1,396 subs) is 370 MHz and will be upgraded to 450 MHz by December 1996, and the plant from the remaining three headends is 300 MHz, and will probably be upgraded to 450 MHz over the next two to three years. There are a total of 248 miles of aerial and only 8 miles of underground plant in these four system groups. The Partnership is planning to eliminate one of the Prairie View headends and replace those subscribers from line extension opportunities off the Brookshire headend, an adjacent headend in the group.

Only the Hillsboro system offers an Economy Basic service of 17 channels for $11.50. The other three system groups all offer a Standard Basic package only, which includes 20 to 34 channels for $19.20 to $28.00. The Prairie View system increased its rates effective

March 1, 1996, however, rate increases in the other systems will not be implemented until August 1, 1996.

Chowchilla, California

The Chowchilla system group serves several communities in California to the northwest and the southwest of Fresno. As of May 31, 1996, this system group passed 4,790 homes and served 2,141 basic subscribers, for a penetration rate of 44.7%. While the homes-passed growth has been minimal over the last 29 months, the subscriber level and the subscriber penetration rate have declined (net of the effect of an acquisition of approximately 200 subscribers), due primarily to the availability of good quality off-air signals and the presence of an MMDS wireless cable operator (People's Choice) in Fresno.

There are currently five headends and 61 miles of plant (79% aerial) serving the Chowchilla system group, with the largest headend accounting for approximately 1,400 subscribers (65%). Approximately 55 miles of the plant is capable of passing 400 MHz, while the remaining 6 miles is only 330 MHz. The Partnership plans to combine two of the headends, and upgrade the plant from the combined headend from 330 MHz to 400 MHz by the end of October 1996. One of the headends, serving 106 subscribers, was shut down June 1, 1996 because of the unprofitability of operating such a small system in a competitive environment. The Partnership management believes that they will, however, increase subscribers served from the other headends to more than offset this loss by adding channels utilizing the available headend equipment and marketing the new programming services. The Partnership management has no further near term plans to upgrade the plant.

This system group offers a Standard Basic service of 23 to 32 channels for $17.38 to $22.95. No Economy Basic level of service is available. The last rate increase in this system group was effective October 1, 1995 and the next planned rate increase is August 1, 1996.

Methodology

In order to appraise the fair market value of the assets of the Partnership, Daniels used two valuation methodologies: (i) a discounted cash flow ("DCF") valuation analysis; and (ii) an analysis of market multiples realized from comparable private market cable transactions. The respective aggregate fair market values of the Partnership's assets from each valuation methodology used were then compared, and a final value was derived.

Discounted Cash Flow

This methodology measures the present value of the Systems' forecasted net cash flows, defined as pre-tax operating income less capital expenditures including all rebuild/upgrade costs. The Systems' forecasted net cash flow is determined through the creation of a long-range operating forecast which provides for detailed forecasts of critical revenue and expense components. A residual value was forecasted based on growth of the Systems' net cash flow into perpetuity, and discounted back to the present at the same discount rate as the forecasted net cash flow. Daniels prepared a detailed 10-year revenue, cash flow and capital expenditure forecast for each of the Systems to apply this discounted cash flow method.

The revenue forecasts were based upon Daniels' forecast of homes passed, subscriber penetration levels and rates and non-subscriber based revenue sources. The expense forecasts were based primarily on assumed rates of inflation over the forecast period, and were adjusted for particular growth characteristics of each of the Systems. The capital expenditure forecasts were based upon costs associated with the construction of new miles of plant, plant maintenance and rebuild/upgrade requirements, and replacement and upgrading of converters. Daniels believes the opportunities for the Systems to provide ancillary telecommunications and data services are limited in these markets and the technology and costs are also uncertain, therefore, Daniels did not include telephony or data services revenue, expenses or capital costs in its forecasts.

To determine the appropriate discount rate for this valuation, Daniels attempted to approximate the weighted average cost of capital for an array of entities within the cable television industry that are capable of consummating an acquisition similar in size to the acquisition of these Systems. The weighted average cost of capital is an entity's required return on an investment necessary to satisfy the expectations of all of the entity's investors, both debt and equity. An entity, therefore, will be willing to pay a price for an investment as high as the value that will allow it to meet its weighted average cost of capital or hurdle rate requirement.

Borrowing costs are different for every entity, depending primarily upon the overall credit quality of the borrower and/or the quality of the collateral. In the cable industry, many lending institutions often use the prime rate as a benchmark for determining loan interest rates. Some borrowers pay interest rates above the prime rate while others are able to borrow at more favorable rates below the prime rate. Daniels, therefore, assumes that the prime rate is a fair estimate of the average cost of debt of an array of entities willing and financially able to consummate an acquisition similar in size to the Systems. The cost of equity was determined by sampling the estimated private market cost of equity for cable television investments as of the Valuation Date and blending that with equity return objectives of large publicly traded companies. Such equity returns are those which would be required by experienced private equity investors and publicly traded companies in cable television investments with similar characteristics as those of the Partnership's Systems. The weighted average cost of capital Daniels derived for the discounted cash flow analyses was 14.55%. Listed below are the estimates of the costs of debt and equity in the capitalization structure as of the Valuation Date used to determine the discount rate.

     Assumed Capital Structure                                % of Total Capital            Cost of Capital
     -------------------------                                ------------------            ---------------
     Debt                                                           60.0%                        8.25%
     Equity                                                         40.0%                        24.0%
         Total Weighted Average Cost of Capital                      100%                        14.55%

The combined DCF value of the Systems arrived at from this analysis was $30.2 million, which is equal to 8.1 times the annualized operating cash flow for the five-month period ended May 31, 1996, and $1,305 per basic Subscriber.

          Discounted Cash Flow                Multiple of 5 M/E 5/31/96
               Valuation                        Annualized Cash Flow               Value I Basic Subscriber
          --------------------                -------------------------            ------------------------
               $30,223,720                              8.1X                                $1,305

Comparable Transactions

In addition to the DCF valuation methodology, Daniels also used the comparable transactions methodology, which is another generally accepted valuation methodology used to correlate and validate the findings of the DCF method with the realities of the private market. Under this method, the market multiples reported in sales of cable systems of similar size, markets and technical condition are compared to the subject Systems. In the case of cable television system values, the most commonly used market multiples are
(i) a multiple of trailing three or six months annualized operating cash flow and (ii) the price per Subscriber. Because detailed financial, operating and technical information is not generally available regarding private cable system transactions, it is difficult to relate specific transaction values and multiples directly to the subject Systems. However, through an analysis of both the range and average of the market multiples derived from a group of comparable system transactions, about which information is available, this methodology provides a general measure of the market multiples realized from comparable transactions, which are then applied to the subject Systems in order to assess fair market value.

Comparable Sale Transactions

                                                                        No. of                       Price/         CF
System                         Buyer                  Seller         Subscribers       Price       Subscriber    Multiple    Date
- -------                        -----                  ------         -----------       -----       ----------    --------    -----
Various IL, KS, NE, MO     Galaxy Telecom     Douglas Communication     43,100      $46,000,000      $1,067        8.2       8/95
Various OK, TX             Classic Cable      Mission Cable             42,550      $57,471,000      $1,351        7.5      10/95
Various VA, GA, TN         FrontierVision     C4 Media                  40,600      $47,500,000      $1,170        8.5       1/96
Various CO, MN, MO, NM     Fanch Comm.        Mark Twain Cablevision    27,300      $35,300,000      $1,293        8.0       5195
Various SC, GA, FL         Galaxy Telecom     Friendship Cable          18,000      $21,028,000      $1,168        7.0       9/95
Various KS, IA, IL, MO, NE Anderson Pacific   Douglas Communication     16,000      $17,000,000      $1,062        8.1      12/95
AZ, MS                     Fanch Comm.        GH Cable                  12,400      $15,789,000      $1,273        8.0       8/95
                                                                       -------     ------------      ------        ---      -----
Total/Average of System Comparables                                    199,950     $240,088,000      $1,201        7.9



Source: Paul Kagan Associates, Inc. Cable TV Investor through May 31,1996 and Daniels & Associates' Data Base as of May 31, 1996

The comparable transactions analysis yields a cash flow multiple range of 7.0 to 8.5 times cash flow and a weighted average for all of the transactions of
7.9 times cash flow. The range for the value per subscriber is between $1,062 and $1,351 with an overall weighted average of $1,201 per subscriber.

Material Relationships

Daniels has no ownership position in Northland or the Partnership; however, Daniels has at various times sold cable systems to Northland while representing other cable operators, and has sold cable systems on behalf of Northland. Currently, Daniels is engaged by another cable operator who is negotiating a letter-of-intent to sell three small cable systems to Northland. Daniels does not believe that these prior and present relationships in any way affect its ability to fairly and impartially render the opinion of value expressed herein.

Valuation

Based on the analyses using the above-described methodologies, the estimated fair market value of the cable television operating assets of the Partnership, as of June 30, 1996, is 8.1 times the annualized operating cash flow for the five-month period ended May 31, 1996. This translates to a gross value of $30,318,000, and a value per basic subscriber of $1,310.

The cash flow multiple is above the weighted average multiple from the comparable transactions analysis and equal to the multiple derived from the DCF methodology. The value per basic subscriber is significantly above the weighted average value per subscriber derived from the comparable transactions analysis and modestly above the value per subscriber derived from the Daniels DCF valuation analysis, due to rounding.

Our opinion of value expressed in this appraisal is based on financial and operating information provided to Daniels by the Partnership, as well as published demographic information for the service areas. While Daniels believes such sources to be reliable and accurate, it has not independently verified any such information. The valuation is based on information available to Daniels as of the Valuation Date. Daniels undertakes no responsibility for updating this opinion to reflect changes in the value of the assets subsequent to the Valuation Date of June 30, 1996, such as market, economic, technological, operational, governmental and other changes.

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                               Subscriber Summary



System                        Headend                            Approximate Homes Passed
- ------                        -------                     ----------------------------------------
                                                          12/31/93   12/31/94   12/31/95  12/31/96
                                                          --------   --------   --------  --------

Chowchilla, ca            Chowchilla                        2,480      2,485      2,490     2,490
                          Riverdale                           735        735        735       740
                          Easton *                           N/A        N/A        N/A       N/A
                          Caruthers **                        360        360        360       360
                          Planada                             700        700        705       705
                          Le Grand ***                       N/A        N/A        N/A        495
                                                           ------     ------     ------    ------
Total - CA                                                  4,275      4,280      4,290     4,790

Whitewright, TX           Whitewright                       3,905      3,915      3,925     3,930
                          Trenton                             260        345        345       345
                                                           ------     ------     ------    ------
Sub-Total                                                   4,165      4,260      4,270     4,275

Flint/Tyler, TX           Flint                             3,180      3,430      3,450     3,460
                          Chapel Hill                       2,190      2,220      2,250     2,265
                          Jackson's Landing                   865        905        905       910
                          Red Ackers                        1,175      1,185      1,195     1,200
                          Berryville                          990        990        995       995
                          Chandler                            780        850        865       875
                          Big Eddy                          2,085      2,125      2,165     2,170
                          Dixie                               140        165        165       165
                                                           ------     ------     ------    ------
Sub-Total                                                  11,405     11,870     11,990    12,040

New Caney, Tx             New Caney                         7,050      7,440      7,600     7,630
                          Huffman ****                       N/A        N/A       3,380     3,395
                          Tarkenton ****                     N/A        N/A         500       500
                          Ace ****                           N/A        N/A         400       400
                          Cut & Shoot ****                   N/A        N/A       1,290     1,295
                          New Waverly ****                   N/A        N/A         330       330
                                                           ------     ------     ------    ------
Sub-Total                                                   7,050      7,440     13,500    13,550

Hillsboro, TX             Hillsboro ****                     N/A        N/A       3,105     3,120

Kaufman, TX               Kaufman/Oak Grove ****             N/A        N/A       2,050     2,060

Waterwood, TX             Waterwood ****                     N/A        N/A       1,175     1,180

Prairie View, TX          Prairie View/Waller ****           N/A        N/A       1,175     1,785
                          Brookshire ****                    N/A        N/A         700       700
                          Simonton ****/*****                N/A        N/A        N/A       N/A
                                                           ------     ------     ------    ------
Sub-Total                                                    N/A        N/A       2,475     2,485
Total - Texas                                              22,620     23,570     38,565    38,710
Total - TX/CA                                              26,895     27,850     42,855    43,500


        *        This headend was shut down December 1994.

        **       The Caruthers headend was shut down June 1, 1996.

        ***      Acquired December 1995

        ****     Acquired September/October 1995

        ***** The Simonton headend will be shut down by the end of the third quarter 1996.

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                               Subscriber Summary



System                        Headend                                          Basic Subscribers/Penetration
- ------                        -------                      -----------------------------------------------------------------
                                                              12/31/93        12/31/94          12/31/95         12/31/96
                                                           -------------   --------------   ---------------  ---------------

Chowchilla, ca            Chowchilla                         1,411/56.9%     1,408/56.7%      1,397/56.1%      1,387/55.1%
                          Riverdale                            214/29.1%       210/28.6%        244/33.2%        224/30.3%
                          Easton *                                139             55              N/A              N/A
                          Caruthers **                         115/32.2%       104/28.9%        113/31.4%        106/29.4%
                          Planada                              250/35.7%       236/33.7%        246/34.9%        214/30.4%
                          Le Grand ***                            N/A            N/A              N/A            210/42.4%
                                                            -----------     -----------      -----------      -----------
Total - CA                                                   2,129/51.3%     2,013/47.0%      2,000/46.6%      2,141/44.7%

Whitewright, TX           Whitewright                        2,084/53.4%     2,111/53.9%      2,196/55.9%      1,700/43.3%
                          Trenton                               56/21.5%        71/20.6%         70/20.3%         56/16.2%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                    2,140/51.4%     2,182/51.2%      2,266/53.1%      1,756/41.1%

Flint/Tyler, TX           Flint                              2,164/68.1%     2,352/68.6%      2,449/71.0%      2,480/71.7%
                          Chapel Hill                        1,333/60.9%     1,365/61.5%      1,411/62.7%      1,424/62.9%
                          Jackson's Landing                    646/74.7%       681/75.2%        670/74.0%        676/74.3%
                          Red Ackers                           644/54.8%       673/56.8%        661/55.3%        648/54.0%
                          Berryville                           609/61.5%       608/61.4%        584/58.7%        574/57.7%
                          Chandler                             516/66.2%       558/65.6%        569/65.8%        607/69.4%
                          Big Eddy                           1,330/63.8%     1,382/65.0%      1,437/66.4%      1,438/66.3%
                          Dixie                                105/75.0%       119/72.1%        121/73.3%        126/76.4%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                    7,347/64.4%     7,738/65.2%      7,902/65.9%      7,973/66.2%

New Caney, Tx             New Caney                          3,705/52.6%     3,939/52.9%      4,046/53.2%      4,056/53.2%
                          Huffman ****                           N/A             N/A          1,617/47.8%      1,573/46.3%
                          Tarkenton ****                         N/A             N/A            256/51.2%        225/45.0%
                          Ace ****                               N/A             N/A            223/55.8%        221/55.3%
                          Cut &Shoot ****                        N/A             N/A            513/39.8%        547/42.2%
                          New Waverly ****                       N/A             N/A            192/58.2%        184/55.8%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                    3,705/52.6%     3,939/52.9%      6,847/50.7%      6,806/50.2%

Hillsboro, TX             Hillsboro ****                         N/A             N/A          1,554/50.0%      1,600/51.3%

Kaufman, TX               Kaufman/Oak Grove ****                 N/A             N/A          1,452/70.8%      1,396/67.8%

Waterwood, TX             Waterwood ****                         N/A             N/A            440/37.4%        425/36.0%

Prairie View, TX          Prairie View/Waller ****               N/A             N/A            346/19.5%        631/35.4%
                          Brookshire ****                        N/A             N/A            200/28.6%        298/42.6%
                          Simonton ****/*****                    N/A             N/A               131              126
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                        N/A             N/A            677/27.4%      1,055/42.5%
                                                            -----------     -----------      -----------      -----------
Total - Texas                                               13,192/58.3%    13,859/58.8%     21,138/54.8%     21,011/54.3%
                                                            -----------     -----------      -----------      -----------
Total - TX/CA                                               15,321/57.0%    15,872/57.0%     23/138/53.7%     23/152/53.2%
                                                            ===========     ===========      ===========      ===========

        *        This headend was shut down December 1994.

        **       The Caruthers headend was shut down June 1, 1996.

        ***      Acquired December 1995

        ****     Acquired September/October 1995

        ***** The Simonton headend will be shut down by the end of the third quarter 1996.

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                               Subscriber Summary



System                        Headend                                            Pay Units/Penetration
- ------                        -------                      -----------------------------------------------------------------
                                                              12/31/93        12/31/94          12/31/95          5/31/96
                                                           -------------   --------------   ---------------  ---------------

Chowchilla, ca            Chowchilla                           603/42.7%       594/42.2%        567/40.6%        548/39.5%
                          Riverdale                            160/74.8%       157/74.8%        166/68.0%        145/64.7%
                          Easton *                             104/74.8%        32/58.2%          N/A              N/A
                          Caruthers **                          73/63.5%        63/60.6%         60/53.1%         49/46.2%
                          Planada                              127/50.8%       105/44.5%         99/40.2%         84/39.3%
                          Le Grand ***                            N/A            N/A              N/A             84/40.0%
                                                            -----------     -----------      -----------      -----------
Total - CA                                                   1,067/48.7%       951/47.2%        892/44.6%        910/42.5%

Whitewright, TX           Whitewright                          648/31.1%       674/31.9%        613/27.9%        456/26.8%
                          Trenton                                 4/7.1%        17/23.9%         21/30.0%         12/21.4%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                      652/30.5%       691/31.7%        634/28.0%        468/26.7%

Flint/Tyler, TX           Flint                                747/34.5%       812/34.5%        750/30.6%        764/30.8%
                          Chapel Hill                          411/30.8%       429/31.4%        422/29.9%        453/31.8%
                          Jackson's Landing                    151/23.4%       189/27.8%        178/26.6%        195/28.8%
                          Red Ackers                           135/21.0%       179/26.6%        160/24.2%        167/25.8%
                          Berryville                           132/21.7%       171/28.1%        161/27.6%        168/29.3%
                          Chandler                             125/24.2%       151/27.1%        167/29.3%        176/29.0%
                          Big Eddy                             419/31.5%       424/30.7%        415/28.9%        413/28.7%
                          Dixie                                 14/13.3%        23/19.3%         26/21.5%         25/19.8%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                    2,134/29.0%     2,378/30.7%      2,279/28.8%      2,361/29.6%

New Caney, Tx             New Caney                          2,024/54.6%     2,048/52.0%      1,830/45.2%      1,817/44.8%
                          Huffman ****                           N/A             N/A            525/32.5%        513/32.6%
                          Tarkenton ****                         N/A             N/A             71/27.7%         51/22.7%
                          Ace ****                               N/A             N/A             30/13.5%         32/14.5%
                          Cut &Shoot ****                        N/A             N/A            137/26.7%        133/24.3%
                          New Waverly ****                       N/A             N/A             68/35.4%         68/37.0%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                    2,024/54.6%     2,048/52.0%      2,661/38.9%      2,614/38.4%

Hillsboro, TX             Hillsboro ****                         N/A             N/A            647/41.6%        413/25.8%

Kaufman, TX               Kaufman/Oak Grove ****                 N/A             N/A            747/51.4%        671/48.1%

Waterwood, TX             Waterwood ****                         N/A             N/A            152/34.5%        160/37.6%

Prairie View, TX          Prairie View/Waller ****               N/A             N/A            188/54.3%        169/26.8%
                          Brookshire ****                        N/A             N/A            117/58.5%        175/58.7%
                          Simonton ****/*****                    N/A             N/A             63/48.1%         62/49.2%
                                                            -----------     -----------      -----------      -----------
Sub-Total                                                        N/A             N/A            368/54.4%        406/38.5%
                                                            -----------     -----------      -----------      -----------
Total - Texas                                                4,810/36.5%     5,117/36.9%      7,488/35.4%      7,093/33.8%
                                                            -----------     -----------      -----------      -----------
Total - TX/CA                                                5,877/38.4%     6,068/38.2%      8,380/36.2%      8,003/34.6%
                                                            ===========     ===========      ===========      ===========

        *        This headend was shut down December 1994.

        **       The Caruthers headend was shut down June 1, 1996.

        ***      Acquired December 1995

        ****     Acquired September/October 1995

        ***** The Simonton headend will be shut down by the end of the third quarter 1996.

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                               Financial Summary



                                          Year Ended        Year Ended            Year Ended          Annualized Five
                                           12/31/93         12/31/94(1)           12/31/95(3)       Months Ended 5/31/96
                                          ----------        -----------           -----------       --------------------
               Revenue                    $5,406,112        $5,657,619           $6,617,205          $8,647,735

               Expense(2)                  2,832,828         3,097,862            3,576,339           4,904,826


               Cash Flow                  $2,573,284         $2,559,757          $3,040,866          $3,742,909

               Cash Flow Margin             47.6%               45.2%              46.0%                43.3%


               Average Monthly Revenue/Sub   N/A               $30.23               $30.50             $31.14


               Average Annual Cash Flow/Sub  N/A               $164.12              $168.19            $161.72



          Notes:

          (1) Decline in revenue and cash flow is primarily due to federally mandated rate rollbacks effective 9/1/93.
          (2) Expenses are shown before partnership management fees, which are 6.0% of gross revenue.
          (3) Includes the revenue and cash flow from acquiring approximately 6,900 subscribers in September and October 1995.